         As filed with the Securities and Exchange Commission on August 11, 2009
                                      Securities Act Registration No. 333-160282

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No. [ ]               Post-effective Amendment No. 1 [X]
                        (Check appropriate box or boxes)

                                AIM EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

                                 (713) 626-1919
              (Registrant's Telephone Number, including Area Code)

                              John M. Zerr, Esquire
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

MELANIE RINGOLD, ESQUIRE       E. CAROLAN BERKLEY, ESQUIRE
Invesco Aim Advisors, Inc.     Stradley Ronon Stevens & Young, LLP
11 Greenway Plaza, Suite 100   2600 One Commerce Square
Houston, TX 77046              Philadelphia, PA 19103

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The title of the securities being registered are AIM Disciplined Equity Fund Class Y shares and AIM Large Cap Growth Fund Class A and Class Y shares. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                       Contents of Registration Statement

     Cover Page

     Contents of Registration Statement

     Part C - incorporated by reference to the Registrant's initial Registration Statement on Form N-14 filed on June 26, 2009 - Edgar Accession No. 0000950123-09-018090.

                     ATLANTIC WHITEHALL EQUITY INCOME FUND,
                  A PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST

                               4400 COMPUTER DRIVE
                      WESTBOROUGH, MASSACHUSETTS 01581-5120

                                                                 August 11, 2009

Dear Shareholder:

    We are seeking your approval to combine your fund, the Atlantic Whitehall Equity Income Fund (your "Fund") with the AIM Disciplined Equity Fund ("Buying Fund") pursuant to an Agreement and Plan of Reorganization (the "Agreement"). Under the Agreement your Fund will sell all of its assets and accrued liabilities to Buying Fund in exchange for shares of Buying Fund (the "Reorganization"). At the closing of the Reorganization, you will receive shares of Buying Fund and the shares of your Fund will be cancelled.

    Stein Roe Investment Counsel, Inc. (also known as Atlantic Trust Private Wealth Management), the investment adviser to the Fund, has concluded that the Reorganization is appropriate and desirable. Your Board of Trustees has approved the Reorganization and determined that the reorganization is in the best interest of shareholders. The attached Proxy Statement and Prospectus seeks your approval of the Reorganization.

    We are also seeking your approval of an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust (the "Trust Instrument") that will permit the Board of Trustees to liquidate and terminate your Fund without seeking additional shareholder approval. If shareholders do not approve the Reorganization, this amendment will enable your Board to liquidate your Fund without incurring the expense of soliciting a second proxy and holding a second shareholder meeting.

    After careful consideration, the Board of Trustees of Atlantic Whitehall Funds Trust has approved the Agreement and Reorganization as well as the amendment to the Trust Instrument of Atlantic Whitehall Funds Trust. They recommend that you vote FOR both proposals.

    The enclosed Proxy Statement and Prospectus describes the Reorganization and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. The enclosed materials also elaborate on the terms of the amendment to the Trust Instrument. You should review these materials carefully.

    Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(888) 605-1958. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., reminding you to vote.

Sincerely,

/s/ Jeffrey S. Thomas

Jeffrey S. Thomas
President

                     ATLANTIC WHITEHALL EQUITY INCOME FUND,
                  A PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST

                               4400 COMPUTER DRIVE
                      WESTBOROUGH, MASSACHUSETTS 01581-5120

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2009

    We cordially invite you to attend our Special Meeting of Shareholders to:

    1. Approve an Agreement and Plan of Reorganization under which all of the assets the of the Atlantic Whitehall Equity Income Fund (the "Fund"), an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), will be transferred to the AIM Disciplined Equity Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). In exchange for the assets of the Fund, Buying Fund will assume accrued liabilities of the Fund and will issue Class Y shares of Buying Fund to the holders of Institutional Class shares of the Fund.

    2. Approve an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust to authorize the Board of Trustees of Trust, in the event that the Reorganization is not approved, to liquidate and terminate the Fund without additional approval by Fund shareholders.

    3. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

    We are holding the Special Meeting at 50 Rockefeller Plaza, 15(th) Floor, New York, NY 10020 on September 14, 2009 at 10:30 a.m. Eastern Standard Time.

    Shareholders of record as of the close of business on July 31, 2009 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

    WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

/s/ Gabrielle Bailey

Gabrielle Bailey
Secretary

August 11, 2009

                              QUESTIONS AND ANSWERS

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS

    The following questions and answers provide an overview of the proposal to reorganize the Atlantic Whitehall Equity Income Fund into the AIM Disciplined Equity Fund and the proposal to amend the Trust Instrument of Atlantic Whitehall Funds Trust to permit the Board of Trustees of the Atlantic Whitehall Equity Income Fund to liquidate the Fund without additional approval by shareholders. While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the "Proxy Statement/Prospectus"), we are also providing you with a brief overview of the subjects of the shareholder vote. Your vote is important.

Q. WHAT ARE SHAREHOLDERS OF THE ATLANTIC WHITEHALL EQUITY INCOME FUND BEING ASKED TO VOTE UPON?

A. Atlantic Whitehall Equity Income Fund shareholders are being asked to vote separately on the following two proposals.

    Proposal 1 - shareholders are being asked to consider and approve an Agreement and Plan of Reorganization ("Agreement") under which all of the assets of the Atlantic Whitehall Equity Income Fund (the "Fund"), an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), will be transferred to the AIM Disciplined Equity Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). In exchange for the assets of the Fund, Buying Fund will assume accrued liabilities of the Fund, the shares of the Fund that you own will be cancelled and, in their place, you will receive shares of Buying Fund (the "Reorganization").

    Proposal 2 - shareholders are being asked to approve an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust that will permit the Board of Trustees of Trust (the "Board"), in the event that the Reorganization is not approved, to liquidate and terminate the Atlantic Whitehall Equity Income Fund without approval by its shareholders (the "Amendment"). In a liquidation, your Fund's assets would be converted to cash and, after paying or providing for your Fund's expenses and liabilities, the proceeds would be distributed to shareholders. The Board would consider liquidating and terminating the Fund only if the Reorganization (Proposal 1) is not approved by shareholders.

Q.   WHY HAS THE REORGANIZATION BEEN RECOMMENDED?

A. The Board recommends the Reorganization because it recognizes that continued viability of the Fund as a stand-alone investment option is questionable due to the substantial outflow of assets. The Board determined that the Reorganization would be in the best interest of shareholders and that no dilution of value would result to shareholders from the Reorganization. In making this determination, the Board considered, among other things, the continuity of portfolio management, the significant management resources, research capabilities and fund distribution capabilities of Invesco Aim Advisors, Inc. and its affiliates, the wide array of funds in the AIM Family of Funds(R) into which shareholders could exchange their shares, the estimated expense ratios of Buying Fund, the future prospects of the Fund if the Reorganization was not effected and the anticipated tax-free nature of the Reorganization.

Q.   HOW IS THE FUND PROPOSED TO BE REORGANIZED?

A. The Reorganization contemplates that Buying Fund will issue Class Y shares to the Institutional Class shareholders of the Fund.

Q.   WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

A. A special meeting of shareholders is scheduled to occur on September 14, 2009 ("Special Meeting"). If all necessary approvals are obtained, the proposed Reorganization will likely take place immediately before the opening of business on September 21, 2009.

Q. ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND AND BUYING FUND OR THE PORTFOLIO MANAGERS OF THE TWO FUNDS?

A. Buying Fund is a newly organized fund that has been created for the purpose of the Reorganization and will continue substantially the same investment objective, policies and restrictions as your Fund. In addition, the portfolio managers of your Fund and Buying Fund are the same individuals.

Q. ARE THERE ANY SIGNIFICANT DIFFERENCES IN THE ANNUAL FUND OPERATING EXPENSES OF THE FUND AND BUYING FUND?

A. No. Based on the Fee Table found in the section entitled "Summary-Comparison of Fees and Expenses," the pro forma net annual fund operating expenses are actually 14 basis points less than the net annual fund operating expenses of your Fund's Institutional Class shares. The Board of Trustees of Trust considered the annual fund operating expenses of your Fund and Buying Fund calculated as of November 30, 2008, as well as calculated as of March 31, 2009. For additional information on Board considerations see "Proposal 1 - Additional Information About the Agreement -- Board Considerations."

Q. WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. The full value of your shares of the Fund will be exchanged for shares of Buying Fund without any sales load, commission or other transactional fee being imposed.

Q.   WHAT IF I DO NOT WISH TO PARTICIPATE IN THE REORGANIZATION?

A. If you do not wish to have your Fund shares exchanged for shares of Buying Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.   WHY ARE YOU SENDING ME THIS INFORMATION?

A. You are receiving this Proxy Statement/Prospectus because you own shares in the Fund and have the right to vote on these very important Proposals concerning your investment.

Q.   WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER OF THE
FUND?

A. Immediately after the Reorganization, shareholders of the Fund will own Class Y shares of Buying Fund that are equal in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization.

    Buying Fund will offer similar shareholder services as the Fund. The following table identifies those service providers that service Buying Fund which are different from the service providers that service your Fund:


                                    YOUR FUND                           BUYING FUND
                                    ---------                           -----------
Adviser                Stein Roe Investment Counsel, Inc.   Invesco Aim Advisors, Inc.
                       (also
                       known as Atlantic Trust Private
                       Wealth Management)

Sub-Advisers           None                                 See "Summary-Comparison of
                                                            Management" for a description of
                                                            the role of sub-advisors in
                                                            providing investment advice to
                                                            Buying Fund.

Administrator          PNC Global Investment Servicing      Invesco Aim Advisors, Inc.

Transfer Agent         PNC Global Investment Servicing      Invesco Aim Investment Services,
                                                            Inc.

Sub- Transfer Agent    None                                 Invesco Trimark

Distributor            PFPC Distributors, Inc.              Invesco Aim Distributors, Inc.

Auditor                Ernst & Young LLP                    PricewaterhouseCoopers LLP


Q.   WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

A. Buying Fund and the Fund anticipate that the Reorganization will qualify as a tax-free Reorganization. In connection with the closing of the Reorganization, Buying Fund and your Fund expect to receive an opinion from Stradley Ronon Stevens & Young, LLP to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Agreement constitute a tax-free reorganization for federal income tax purposes (although there can be no assurances that the Internal Revenue Service will adopt a similar position).

Q.   WILL THE REORGANIZATION TAKE PLACE IF IT IS DETERMINED TO BE TAXABLE?

A. It may. If Fund shareholders vote to approve the Reorganization and the Reorganization is determined to be taxable to the Fund or its shareholders, then the Boards of Trustees of the Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of the Fund and Buying Fund. In the event that the Boards of Trustees of the Fund and Buying Fund decide to proceed with the Reorganization, shareholders will not be re-solicited and the Reorganization will proceed as described in the Proxy Statement/Prospectus. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.

Q.   WHAT WILL HAPPEN IF SHAREHOLDERS FAIL TO APPROVE THE REORGANIZATION?

A. If the shareholders of the Fund do not approve the Reorganization, the Board may consider other possible courses of action for the Fund, including liquidation. If shareholders do not approve the Reorganization but do approve the Amendment, the Board would be permitted to liquidate and terminate the Fund without seeking shareholder approval. If neither the Reorganization nor the Amendment is approved and the Board recommends liquidation of the Fund, shareholders will again be solicited by a new proxy statement to vote on the liquidation proposal.

Q.   HOW DO THE TRUSTEES OF THE FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Trustees of the Fund recommend that you vote "FOR" Proposal 1, the Reorganization, and Proposal 2, the Amendment. A summary of the Trustees' considerations for Proposal 1 and Proposal 2 is provided in the enclosed Combined Proxy Statement/Prospectus in the sections entitled "Proposal 1 - Additional Information About the Agreement -- Board Considerations" and "Proposal 2 - Amendment to Trust Instrument -- Board Considerations," respectively.

Q. WILL MY FUND PAY FOR THIS PROXY SOLICITATION OR FOR THE COSTS OF THE REORGANIZATION?

A. No. The Fund will not bear these costs. Invesco Aim and Stein Roe will bear all costs arising in connection with the Reorganization. However, both the Fund and Buying Fund may incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization. These fees and costs are reflected in the net asset value of the Fund and Buying Fund, as applicable, as they are incurred.

    If neither the Reorganization nor the Amendment is approved and the Board determines liquidation to be the best course of action, it is possible that shareholders may bear the cost of a separate proxy solicitation that seeks shareholder approval to liquidate the Fund.

Q.   WHAT IS THE REQUIRED VOTE TO APPROVE THE REORGANIZATION AND THE AMENDMENT?

A. Proposal 1 - Approval of the Reorganization, requires a 1940 Act Majority vote, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund.

     Proposal 2 - Approval of the Amendment requires the vote of a majority of the issued and outstanding shares of your Fund voted in person or by proxy. A quorum of shareholders is necessary to vote on Proposal 2. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the record date, July 31, 2009 ("Record Date"), are present at the Special Meeting in person or by proxy.

Q.   HOW DO I VOTE MY SHARES?

A.   For your convenience, there are several ways you can vote:

     - Voting in Person: If you attend the Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call Trust at (800) 994-2533 if you plan to attend the Special Meeting.

     - Voting by Proxy: Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR Proposal 1, the Reorganization, and FOR Proposal 2, the Amendment, as recommended by the Board, and in accordance with management's recommendation on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting. If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     - Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

Q.   HOW MANY VOTES AM I ENTITLED TO CAST?

A. Shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares) for each Proposal.

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT/PROSPECTUS?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call Trust at (800) 994-2533 or call D.F. King & Co., Inc., our proxy solicitor, at (888) 605-1958.

Q.   MAY I SUBMIT A SHAREHOLDER PROPOSAL TO THIS SPECIAL MEETING?

A. As a general matter, Trust is not required, and does not intend, to hold a regular annual meeting of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in Trust's proxy statement for the next meeting of shareholders of Trust should send the shareholder's written proposal to Trust's offices at 4400 Computer Drive, Westborough, Massachusetts 01581-5120, Attention: Secretary, in advance of such meeting, within a reasonable time before Trust begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in Trust's proxy statement and proxy card relating thereto, and presented at the meeting.

ATLANTIC WHITEHALL EQUITY INCOME FUND,       AIM DISCIPLINED EQUITY FUND,
            A PORTFOLIO OF                          A PORTFOLIO OF
    ATLANTIC WHITEHALL FUNDS TRUST                 AIM EQUITY FUNDS
          4400 COMPUTER DRIVE                11 GREENWAY PLAZA, SUITE 100
 WESTBOROUGH, MASSACHUSETTS 01581-5120         HOUSTON, TEXAS 77046-1173
            (800) 994-2533                          (800) 959-4246


                     COMBINED PROXY STATEMENT AND PROSPECTUS

                                 AUGUST 11, 2009

    This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Atlantic Whitehall Equity Income Fund. The Special Meeting will be held at 50 Rockefeller Plaza, 15th Floor, New York, NY 10020 on September 14, 2009 at 10:30 a.m. Eastern Standard Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 14, 2009 to all shareholders entitled to vote at the Special Meeting.

    At the Special Meeting, we are asking shareholders of the Atlantic Whitehall Equity Income Fund (your "Fund") to consider and approve two proposals:

    1. An Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), with AIM Disciplined Equity Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"), an investment company registered under the Investment Company Act of 1940, as amended (the "Reorganization"); and

    2. An amendment to the Trust Instrument of Trust that will permit the Board of Trustees to liquidate and terminate your Fund without approval by shareholders (the "Amendment"). In a liquidation, your Fund's assets would be converted to cash and, after paying or providing for your Fund's expenses and liabilities, the proceeds would be distributed to shareholders. The Board would consider liquidating your Fund only if the first proposal, the Reorganization, is not approved by shareholders.

    Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume accrued liabilities of your Fund and Buyer will issue Class Y shares of Buying Fund to the holders of Institutional Class shares of your Fund.

    The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction but may still proceed in the event it is not tax-free (see the "Additional Information About the Agreement - Other Terms" section of this Proxy Statement/Prospectus). No sales charges will be imposed in connection with the Reorganization.

    The Board of Trustees of Trust (the "Board") approved the Agreement and the Reorganization and determined that it is in the best interests of your Fund and its shareholders. The Board also approved the Amendment.

    This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Reorganization and the Amendment. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

    The Prospectus of your Fund dated April 1, 2009, together with the related Statement of Additional Information dated April 1, 2009 (together, the "Selling Fund Prospectus"), are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 14, 2009 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated July 14, 2009, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and is attached to this Proxy Statement/Prospectus as Appendix II. The Statement of Additional Information relating to the Reorganization dated August 11, 2009 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.

    Copies of the Buying Fund Prospectus and the Prospectus of your Fund and the related Statements of Additional Information are available without charge by writing to Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. The annual report of your Fund, incorporated by reference into the Statement of Additional Information relating to the Reorganization, is available without charge by writing to Trust at 4400 Computer Drive, Westborough, MA 01580-5120 or by calling Trust at (800) 994-2533. Additional information about your Fund and Buying Fund may be obtained on the Internet at www.atlantictrust.com/awf and www.invescoaim.com, respectively.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                           EXCHANGE COMMISSION NOR HAS
 THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                                   THIS PROXY
 STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
PROPOSAL 1.............................................................     1
SUMMARY................................................................     1
     The Reorganization................................................     1
     Comparison of Investment Objectives and Principal Strategies......     2
     Comparison of Performance.........................................     4
     Comparison of Management..........................................     6
     Comparison of Sales Charges.......................................     7
     Comparison of Distribution........................................     7
     Comparison of Purchase and Redemption Procedures..................     7
     Comparison of Exchange Privileges.................................     8
     Comparison of Timing of Distributions.............................     8
RISK FACTORS...........................................................     8
     Comparison of Risks Associated with your Fund and Buying Fund.....     8
INFORMATION ABOUT BUYING FUND..........................................    10
     Description of Buying Fund Shares.................................    10
     Other Service Providers...........................................    10
ADDITIONAL INFORMATION ABOUT THE AGREEMENT.............................    10
     Terms of the Reorganization.......................................    10
     The Reorganization................................................    10
     Board Considerations..............................................    11
     Other Terms.......................................................    12
     Federal Income Tax Consequences...................................    13
     Accounting Treatment..............................................    14
RIGHTS OF SHAREHOLDERS.................................................    15
CAPITALIZATION.........................................................    15
LEGAL MATTERS..........................................................    16
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND.................    16
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION..........    16
PENDING LITIGATION.....................................................    16
PROPOSAL 2.............................................................    17
AMENDMENT TO TRUST INSTRUMENT..........................................    17
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING.......................    18
     Proxy Statement/Prospectus........................................    18
     Quorum Requirement and Adjournment................................    18
     Proxy Solicitation................................................    18
     Other Matters.....................................................    19
     Ownership of Shares...............................................    19
     Security Ownership of Management and Trustees.....................    19


Exhibits and Appendices

EXHIBIT A........................  Outstanding Institutional Class Shares of Your Fund on Record Date
EXHIBIT B........................                                    Ownership of Shares of Your Fund

APPENDIX I.......................                                Agreement and Plan of Reorganization
APPENDIX II......................                                           Prospectus of Buying Fund

    THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA, INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF INVESCO AIM MANAGEMENT GROUP, INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF INVESCO AIM MANAGEMENT GROUP, INC. AND INVESCO TRIMARK LTD.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

                                   PROPOSAL 1

                            APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                     SUMMARY

    The Board, including the independent trustees, after determining that the Reorganization is in the best interest of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization, has recommended that you vote in favor of the Reorganization. Your Fund and Buying Fund have substantially similar investment objectives and strategies. Buying Fund is a new fund created for the purpose of accepting your Fund's assets and assuming its accrued liabilities. Both your Fund and Buying Fund seek long-term capital appreciation and current income by investing at least 80% of their assets in a diversified portfolio of common stocks of publicly-traded U.S. companies. In addition, both your Fund and Buying Fund are managed by the same portfolio managers. For additional information concerning the factors the Board considered in approving the Reorganization, see "Additional Information About the Agreement -- Board Considerations."

    The following summary discusses some of the key features of the Reorganization and highlights certain similarities and differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

    The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

    If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume accrued liabilities of your Fund, and Buyer will issue Class Y shares of Buying Fund to the holders of Institutional Class shares of your Fund. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

    The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

    We anticipate that the Reorganization will be tax-free for Federal income tax purposes. Should this be the case, Trust and Buyer will receive an opinion of Stradley Ronon Stevens & Young, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes and shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences." If Fund shareholders vote to approve the Reorganization and the Reorganization is determined to be taxable to your Fund or its shareholders, then the Boards of Trustees of your Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of your Fund and Buying Fund. In the event that the Boards of Trustees of your Fund and Buying Fund decide to proceed with the Reorganization, shareholders will not be re-solicited and the Reorganization will proceed as described in this Proxy Statement/Prospectus. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.

    No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

    The chart below provides a summary for comparison purposes of the investment advisor and sub-advisors, portfolio managers, investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.


                        ATLANTIC WHITEHALL EQUITY INCOME
                                      FUND                      AIM DISCIPLINED EQUITY FUND
                                   (YOUR FUND)                         (BUYING FUND)
INVESTMENT ADVISOR     Stein Roe Investment Counsel, Inc.   Invesco Aim Advisors, Inc.
                       (also                                ("Invesco
                       known as Atlantic Trust Private      Aim")
                       Wealth
                       Management) ("Stein Roe").

PORTFOLIO MANAGERS     Messrs. Doug Rogers and Paul         Messrs. Doug Rogers and Paul
                       McPheeters are the lead portfolio    McPheeters
                       managers of your Fund.               are primarily responsible for the
                                                            day-to-day management of Buying
                                                            Fund.

INVESTMENT SUB-        None                                 -   Invesco Asset Management
ADVISORS                                                        Deutschland GmbH
                                                            -   Invesco Asset Management
                                                                Limited
                                                            -   Invesco Asset Management
                                                                (Japan) Limited
                                                            -   Invesco Austraila Limited
                                                            -   Invesco Global Asset
                                                                Management
                                                                (N.A.), Inc.
                                                            -   Invesco Hong Kong Limited
                                                            -   Invesco Institutional (N.A.),
                                                                Inc.
                                                            -   Invesco Senior Secured
                                                                Management, Inc.
                                                            -   Invesco Trimark Ltd.
                                                            See   "Summary-Comparison of
                                                            Management" for a description of
                                                            the role of sub-advisors in
                                                            providing investment advice to
                                                            Buying Fund.

INVESTMENT             Long-term capital appreciation and   Long-term capital appreciation and
OBJECTIVES             current income                       current income

INVESTMENT STRATEGIES  -   Intends to invest at least 80%   -   Intends to invest at least 80%
                           of its assets in a diversified       of its assets in a diversified
                           portfolio of common stocks of        portfolio of common stocks of
                           publicly-traded, U.S.                publicly-traded U.S.
                           companies.                           companies.

                       -   May also invest in convertible   -   May also invest in convertible
                           securities of any publicly           securities of any publicly-
                           traded company, the equity           traded company, the equity
                           securities of foreign                securities of foreign
                           companies (if traded "over-          companies and American
                           the-counter") and American           Depositary Receipts.
                           depositary receipts.

                       -   May also invest  in debt         -   May also invest  in debt
                           securities, including lower          securities, including lower
                           quality debt securities.             quality debt securities.

                        ATLANTIC WHITEHALL EQUITY INCOME
                                      FUND                      AIM DISCIPLINED EQUITY FUND
                                   (YOUR FUND)                         (BUYING FUND)

                       -   Pursues its objective by         -   Pursues its objective by
                           normally investing in common         normally investing in common
                           stocks that generate strong          stocks that generate strong
                           cash flow and are available at       cash flow and are available at
                           attractive valuations.               attractive valuations.

                       -   Seeks a yield for its            -   Seeks a yield for its
                           shareholders that exceeds the        shareholders that exceeds the
                           yield on the securities              yield on the securities
                           comprising the S&P 500(R)            comprising the S&P(R) 500
                           Index.                               Index.

                       -   Not restricted to investing in   -   Not restricted to investing in
                           particular sectors or in             particular sectors or in
                           stocks within a market               stocks within a market
                           capitalization range, but will       capitalization range, but will
                           tend toward large-cap                tend toward large-cap
                           companies.                           companies.

                       -   The investment adviser           -   The investment advisor
                           emphasizes a bottom-up,              emphasizes a bottom-up,
                           fundamental stock selection          fundamental stock selection
                           that focuses on companies that       that focuses on companies that
                           can consistently deliver             can consistently deliver
                           strong cash flow growth and          strong cash flow growth and
                           return on invested capital.          return on invested capital.
                           The investment adviser also          The investment adviser also
                           looks to invest in companies         looks to invest in companies
                           with a proven track record of        with a proven track record of
                           solid business execution             solid business execution
                           because it believes that such        because it believes that such
                           a history is an indication of        a history is an indication of
                           the value of the underlying          the value of the underlying
                           franchise or market position.        franchise or market position.
                           These companies typically have       These companies typically have
                           a proprietary product or             a proprietary product or
                           business approach that allows        business approach that allows
                           them to be leaders within            them to be leaders within
                           their respective industries.         their respective industries.
                           In addition, the investment          In addition, the investment
                           adviser emphasizes                   adviser emphasizes
                           diversification in terms of          diversification in terms of
                           sector exposure as well as the       sector exposure as well as the
                           number of securities held, and       number of securities held, and
                           normally expects low turnover        normally expects low turnover
                           of holdings.                         of holdings.

                                                            -   Typically maintains a portion
                                                                of its assets in cash, which
                                                                is generally invested in money
                                                                market funds advised by the
                                                                advisor.

                        ATLANTIC WHITEHALL EQUITY INCOME
                                      FUND                      AIM DISCIPLINED EQUITY FUND
                                   (YOUR FUND)                         (BUYING FUND)

                       -   May take a temporary defensive   -   May take a temporary defensive
                           position and invest up to 100%       position when it receives
                           of its assets in fixed income        unusually large redemption
                           securities, money market             requests, or if there are
                           securities, certificates of          inadequate investment
                           deposit, bankers' acceptances,       opportunities due to adverse
                           commercial paper or in equity        market, economic, political or
                           securities which in the              other conditions.
                           investment adviser's opinion
                           are more conservative than the
                           types of securities in which
                           the Fund typically invests.

                       -   The fund is diversified.         -   The fund is diversified.


COMPARISON OF PERFORMANCE

    Buying Fund is a new fund created for the purpose of acquiring your Fund's assets and assuming its accrued liabilities. As such, Buying Fund does not have any operating history or performance information. Because the same portfolio managers that manage your Fund will also manage Buying Fund using substantially similar investment strategies as your Fund, shown below are the average annual total returns for the periods indicated for your Fund. The table provides an indication of the risks of investing in your Fund. The table compares the performance of Institutional Class shares of your Fund to that of a broad-based securities market index. The index may not reflect payment of fees, expenses or taxes. Your Fund and Buying Fund are not managed to track the performance of any particular index, including the index shown below, and consequently, the performance of your Fund and Buying Fund may deviate significantly from the performance of the index shown below. Past performance (before and after taxes) is not necessarily an indication of future performance. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------

(FOR THE PERIODS ENDED DECEMBER 31,
2008)                                              SINCE     INCEPTION
-----------------------------------     1 YEAR   INCEPTION      DATE
YOUR FUND INSTITUTIONAL CLASS                                 12/1/05
  Return Before Taxes                   -32.22%    -6.47%
  Return After Taxes on Distributions   -32.40%    -7.05%
  Return After Taxes on Distributions   -20.71%    -5.26%
     and Sale of Fund Shares
S&P 500((R)) Index(1)                   -36.99     -8.13%(2)


--------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(1) The Standard and Poor's 500 Index (S&P 500(R) Index) is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The index is unmanaged and does not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The index does not reflect deductions for fees, expenses or taxes.
(2) Index data is computed from November 30, 2005.

COMPARISON OF FEES AND EXPENSES

         Fee Table

    This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Institutional Class shares of your Fund and Class Y shares of Buying Fund. Pro forma combined expense ratios of Buying Fund giving effect to the Reorganization are also provided.


                              ATLANTIC WHITEHALL EQUITY   AIM DISCIPLINED EQUITY
                                     INCOME FUND                   FUND
                                      YOUR FUND                 BUYING FUND
                                   (AS OF 11/30/08)         PRO FORMA COMBINED
                                                             (AS OF 11/30/08)

                                 INSTITUTIONAL CLASS              CLASS Y
                                        SHARES                    SHARES
                              -------------------------   ----------------------
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Sales Charge
(Load) Imposed on Purchase
(as a percentage of offering
price)                                   None                      None

Maximum Deferred Sales
Charge (as a percentage of
original purchase price or
redemption proceeds, as
applicable)                              None                      None

Redemption/Exchange Fee (as
a percentage of amount
redeemed/exchanged)                      None                      None

ANNUAL FUND OPERATING
EXPENSES(1)
(expenses that are deducted
from fund assets)

Management fees                          0.85%                     0.70%

Distribution and/or Service
(12b-1) Fees                             None                      None

Other Expenses(2)                        0.19%                     0.21%

Acquired Fund Fees and
Expenses(3)                              0.01%                     0.00%

Total Annual Fund Operating
Expenses(4)                              1.05%(5)                  0.91%



(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Your Fund is estimated to incur approximately $33,000 in connection with the Reorganization and Buying Fund will incur approximately $31,000 in connection with the Reorganization. Invesco Aim and Stein Roe will pay 100% of these costs. These reorganization expenses have not been reflected in the table above.

(3) Acquired fund fees and expenses are not fees or expenses incurred by the fund directly, but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Annual Fund Operating Expenses listed above may exceed the expense limit numbers reflected below in footnote 5. The impact of the acquired fund fees and expenses are included in the total returns of the fund.

(4) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.

(5) Your Fund's adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain your Fund's net expenses (not including any applicable taxes, interest expenses, brokerage commissions, Acquired Fund fees and expenses, and extraordinary expenses) at or below 1.15% until March 31, 2010. Any waivers and/or reimbursements made are subject to recoupment by the adviser within the following three years after such waiver or reimbursement, to the extent such recoupment by the adviser would not cause total operating expenses of your Fund to exceed any current expense limitations.

         Expense Example

    This Example is intended to help you compare the costs of investing in different classes of your Fund and Buying Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of Buying Fund giving effect to the reorganization of your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

    The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

    YOUR FUND INSTITUTIONAL CLASS SHARES--BUYING FUND CLASS Y SHARES

    You would pay the following expenses if you redeemed your shares:


                                                     ONE     THREE    FIVE       TEN
                                                    YEAR     YEARS    YEARS     YEARS
                                                   ------   ------   ------   --------
ATLANTIC WHITEHALL EQUITY INCOME FUND (YOUR
FUND)

Institutional Class..............................  $107     $334     $579     $1,283

AIM DISCIPLINED EQUITY FUND (BUYING FUND)

Class Y..........................................  $93      $290     $504     $1,120

AIM DISCIPLINED EQUITY FUND (BUYING FUND) -
PRO FORMA COMBINED

Class Y..........................................  $93      $290     $504     $1,120


    THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

    THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

COMPARISON OF MANAGEMENT

    Currently, the portfolio managers for both your Fund and Buying Fund are Messrs. Doug Rogers and Paul McPheeters. Mr. Rogers has been responsible for your Fund since its inception on December 1, 2005. He has been associated with Stein Roe and/or Invesco Aim since 1999. Mr. McPheeters has also been responsible for your Fund since its inception (except for the first five months of 2006). Mr. McPheeters has been associated with Stein Roe and/or Invesco Aim from 1997 thru 2005 and again from 2006 to the present.

    Stein Roe, a registered investment adviser, provides investment advisory services to your Fund. Stein Roe's principal office is located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. Stein Roe is part of the Atlantic Trust Private Wealth Management Division ("ATPWM"). The entities comprising ATPWM manage wealth for individuals and families, and provide asset management services to foundations and endowments. As of March 31, 2009, Stein Roe managed approximately $5.89 billion in assets of ATPWM's $12.98 billion in assets. During the fiscal year ended November 30, 2008, Stein Roe received 0.85%, net of applicable fee waivers and inclusive of any applicable recoupment, for providing investments advisory services to your Fund.

    Invesco Aim serves as Buying Fund's investment advisor and manages the investment operations of Buying Fund and has agreed to perform or arrange for the performance of Buying Fund's day-to-day management. Invesco Aim is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Aim has acted as an investment advisor since its organization in 1976. As of March 31, 2009, Invesco Aim had $138 billion under management.

    Stein Roe and Invesco Aim are both wholly-owned subsidiaries of Invesco, Ltd.

    Invesco Aim has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-advisory Agreement") with certain affiliates to serve as sub-advisors to Buying Fund. Pursuant to the Sub-advisory Agreement, affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to Buying Fund. These affiliated sub-advisors, each of which is a registered investment advisor under the Investment Advisers Act of 1940 are:

            - Invesco Asset Management Deutschland GmbH;

            - Invesco Asset Management Limited;

            - Invesco Asset Management (Japan) Limited;

            - Invesco Australia Limited;

            - Invesco Global Asset Management (N.A.), Inc.;

            - Invesco Hong Kong Limited;

            - Invesco Institutional (N.A.), Inc.;

            - Invesco Senior Secured Management, Inc.; and

            - Invesco Trimark Ltd.

COMPARISON OF SALES CHARGES

    Your Fund offers Institutional Class shares, which are not subject, at any time, to an initial sales charge or a CDSC. In connection with the Reorganization, you will receive Class Y shares of Buying Fund. Class Y shares are not subject to an initial sales charge or CDSC.

COMPARISON OF DISTRIBUTION

    Shares of your Fund are distributed by PFPC Distributors, Inc. and Buying Fund shares are distributed by Invesco Aim Distributors, Inc. ("Invesco Aim Distributors"), a registered broker-dealer and wholly owned subsidiary of Invesco Aim.

COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES

    The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. Orders for the purchase and redemption of shares of your Fund and Buying Fund are effected after such order is received in good form. Shares can be purchased from both Funds by mail or wire. Orders for your Fund are placed with Trust, directly or through a financial intermediary, c/o its transfer agent, PNC Global Investment Servicing, and orders for Buying Fund are placed with Buyer's transfer agent, Invesco Aim Investment Services, Inc., directly or through a financial intermediary.

    Shareholders of both Funds may redeem shares by mail or by wire. Additionally, shares of Buying Fund may be redeemed over the internet. Generally, both Funds forward redemption proceeds within one day, with certain limited exceptions. Your Fund makes redemptions in cash, subject to certain exceptions. Buying Fund reserves the right, in its sole discretion, to determine whether to satisfy redemption requests by making payment in securities or other property (also known as a redemption in kind).

    Neither your Fund nor Buying Fund are subject to a redemption fee.

    For additional information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF EXCHANGE PRIVILEGES

    Your Fund offers you the ability to exchange your shares of the Fund for shares of the same class of one or more of the four other mutual funds in the Atlantic Whitehall family of funds, subject to certain limits and minimum exchange amounts. Buying Fund offers its shareholders the ability to exchange their shares for shares of the same class of one or more of the 73 other funds in the AIM Family of Funds(R), subject to certain limits and exceptions. For additional information regarding exchange privileges of your Fund and Buying Fund see, the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF TIMING OF DISTRIBUTIONS

    It is the policy of your Fund and Buying Fund to declare and pay dividends from net investment income, if any, annually. Both Funds generally declare and pay capital gains distributions, if any, annually but may declare and pay capital gains distributions more than once per year as permitted by law.

                                  RISK FACTORS

COMPARISON OF RISKS ASSOCIATED WITH YOUR FUND AND BUYING FUND

    The risks associated with an investment in your Fund are substantially similar to those of Buying Fund because the two funds have similar investment objectives and investment strategies and, consequently, invest in similar securities. The following is a discussion of the principal risks associated with your Fund and Buying Fund.

    There is a risk that you could lose all or a portion of your investment and that the income you may receive from your investment may vary. The value of your investment will rise and fall with the prices of the securities in which a fund invests.

    The principal risks of investing in your Fund and Buying Fund, which could adversely affect the net asset value, yield and total return are market risk, value investing risk, equity securities risk, foreign securities risk, market capitalization risk, convertible securities risk, interest rate risk, credit risk and management risk. Additional principal risks of your Fund and Buying Fund include:

         Market Risk: The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

         Value Investing Risk: Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. In addition, market performance tends to be cyclical and, during various cycles, value stocks may be out-of-favor with many investors and can continue to be undervalued for long periods of time and may not ever realize their full value.

         Equity Securities Risk: The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

         Foreign Securities Risk: The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Investments in American Depositary Receipts also present many of the same risks as foreign securities.

         Market Capitalization Risk: Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of large companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

         Convertible Securities Risk: The value of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.

         Interest Rate Risk: Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rate fall. Specific bond differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors usually use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

         Credit Risk: Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.

         Management Risk: There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    For more information on the risks associated with Buying Fund, see the "Investment Strategies and Risks" section of Buying Fund's Statement of Additional Information. See the cover page of the Proxy Statement/Prospectus for a description of how you can obtain a copy of the Statement of Additional Information.

                          INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

    Shares of Buying Fund are redeemable at their net asset value at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying

Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Buyer. Each share of Buying Fund generally has the same or similar voting, dividend, liquidation and other rights. When issued and paid for in accordance with the Buying Fund Prospectus, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable.

OTHER SERVICE PROVIDERS

    Invesco Aim Distributors, Inc., P.O. Box 4739, Houston, Texas 77210, serves as Buying Fund's distributor. Invesco Aim Advisors, Inc. serves as Buying Fund's administrator.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

    The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

    Consummation of the Reorganization (the "Closing") is expected to occur on or about September 21, 2009, at 8:00 a.m. Eastern Standard Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on September 18, 2009 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of accrued liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding Institutional Class shares of your Fund of a number of Class Y shares of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

    In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended November 30, 2008 and for the short taxable year beginning on December 1, 2008 and ending on the date of the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended November 30, 2008 and in such short taxable year (after reduction for any capital loss carryover).

    Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement and if all of the closing conditions of Trust and Buyer set forth in the Agreement are satisfied (or waived by Trust or Buyer, as applicable). For a description of the vote required to approve the Agreement, see "Information About the Special Meeting and Voting -- Vote Necessary to Approve the Proposal."

    Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will cancel the outstanding shares of your Fund from shareholders in accordance with Trust's governing documents, including Trust Instrument and By-Laws, and the Delaware Statutory Trust Act.

    If shareholders of your Fund do not approve the Agreement or if the Reorganization does not otherwise close, Stein Roe and the Board of Trust may consider alternatives to the Reorganization, which may include the termination and liquidation of your Fund.

BOARD CONSIDERATIONS

    Stein Roe proposed, and the Board considered, the Reorganization at in-person meetings of the Board held on January 28, 2009, and April 29, 2009, and at a special telephonic meeting of the Board held on January 23, 2009. During the meetings, the Board carefully considered the Reorganization and various other alternatives for your Fund that were identified by Stein Roe, including, among other things, leaving your Fund unchanged and liquidating and terminating your Fund. The Board noted that your Fund's net assets have declined substantially as a result of market activity and net redemptions, which raised questions about your Fund's continued viability as a stand-alone investment option. The Board considered that the Reorganization of your Fund into Buying Fund should provide shareholders with the options of (i) transferring their investment to a similar Fund on a tax-free basis in the Reorganization or (ii) redeeming their investment, which may have tax consequences for them. The Board was aware, however, that the Reorganization could be deemed to be taxable to your Fund or its shareholders and still proceed. In contrast, the Board noted that liquidating and terminating your Fund would provide shareholders with only one option that may have adverse tax consequences for them.

    After fully evaluating and weighing the benefits and detriments of the Reorganization and other alternatives identified by Stein Roe, the Board determined that the Reorganization is the best alternative for your Fund at this time. The Board also determined that the Reorganization is advisable and is in the best interests of your Fund and will not dilute the interests of Fund shareholders.

         Anticipated benefits to shareholders

    The Board approved the Agreement and the Reorganization based on the following anticipated benefits to shareholders:

    - The Board noted that the same portfolio managers oversee both your Fund and Buying Fund.

    - The Board noted the significant management resources, research capabilities and fund distribution capabilities of Invesco Aim Advisors, Inc. and its affiliates.

    - The Board noted the wide array of funds in the AIM Family of Funds(R) into which shareholders could exchange their shares.

         Board considerations

    In evaluating the Reorganization, the Board considered information provided by Stein Roe regarding a number of factors, including:

    - The investment objectives and principal investment strategies of your Fund and Buying Fund.

    - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

    - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards available to offset future capital gains of your Fund and Buying Fund.

    - The fact that Stein Roe, Invesco Aim and their affiliates would bear all fees or expenses in connection with the Reorganization, except brokerage fees and other transaction costs associated with the disposition and/or purchase of securities by your Fund and Buying Fund in contemplation of or as a result of the Reorganizations.

    - The projected financial impact to Stein Roe, Invesco Aim and its affiliates of the Reorganization.

    - The future prospects of the Fund if the Reorganization was not effected.

    - The valuation techniques used to value the holdings of your Fund and that will be used to value the holdings post-Reorganization of Buying Fund are substantially similar. As a result, there should not be any material change in the security values upon the closing of the Reorganization.

    Investment objectives and strategies. The Board considered that under normal market conditions, your Fund and Buying Fund invest their assets in substantially similar ways. Both Funds seeks long-term capital appreciation and current income by investing at least 80% of their assets in a diversified portfolio of common stocks of publicly-traded U.S. companies. Both Stein Roe and the Board believe the Reorganization provides your Fund with better long-term prospects than the various other alternatives for your Fund that were identified by Stein Roe, including leaving your Fund unchanged and liquidating and terminating your Fund.

    Comparative expenses. The Board considered the operating expenses your Fund and Buying Fund incur. The Board compared the expenses of your Fund and Buying Fund calculated as of November 30, 2008, as well as calculated as of March 31, 2009. Stein Roe reported to the Board that the advisory fee schedule of Buying Fund would result in an effective advisory fee rate that is 15 basis points lower than the advisory fee rate of your Fund. The Board also considered that, calculated as of November 30, 2008, the expected total gross expenses of the combined fund would be 0.91%, which is 14 basis points lower than the total gross expenses of your Fund. In approving the Reorganization and Agreement, the Board considered the fact that Invesco Aim has contractually agreed to waive fees and/or reimburse expenses of Buying Fund's Class Y shares to limit the net annual Fund operating expenses to 1.75%.

    Expenses of the Reorganization. The Board considered that Stein Roe and Invesco Aim agreed to pay the expenses to be incurred in connection with the Reorganization. However, both the Fund and Buying Fund may incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganizations.

    Based on the foregoing and the information presented at the Board meetings discussed above, and after fully evaluating and weighing the benefits and detriments of the Reorganization and other alternatives identified by Stein Roe, the Board determined that the Reorganization is the best alternative for your Fund at this time. The Board also determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. In making these determinations, the Board evaluated various other alternatives for your Fund, including those that had been identified by Stein Roe. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

    If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made that would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

    Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization.

    The obligations of Buyer to consummate the Reorganization are subject to various conditions of Seller, including the condition that, during the five-year period ending on the date of the Closing, your Fund will not have acquired shares of your Fund for consideration other than shares of your Fund, except for shares redeemed in the ordinary course of your Fund's business as an open-end investment company as required by the Investment Company Act, or made distributions with respect to your Fund's shares, except for distributions necessary to satisfy the requirements for qualification as a regulated investment company and avoidance of excise tax liability and additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in your Fund on the date of the Closing.

    The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

    - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

    - the shareholders of your Fund shall have approved the Agreement;

    - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization; and

    - Trust and Buyer shall have received an opinion from Stradley Ronon Stevens & Young, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

    The Board of Trust and the Board of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy the third and fourth above conditions as long as such a waiver is mutual. Importantly, the Board of Trust and the Board of Buyer may waive the condition that the consummation of the Reorganization be tax-free and proceed with the Reorganization as a taxable transaction without re-soliciting shareholder approval. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.

    The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before December 31, 2009.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

    - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

    - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

    - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

    - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

    - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefore;

    - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefore, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

    - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund.

    Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to Trust and Buyer as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. That opinion may state that no opinion is expressed as to the effect of the Reorganization on Buying Fund, your Fund or the shareholders of your Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the Securities and Exchange Commission and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

    Notwithstanding the foregoing, the Reorganization might be determined to be taxable to the Fund or its shareholders, if, for instance, redemptions by shareholders of your Fund on account of the Reorganization were such that the transactions contemplated by the Plan of Reorganization fail to qualify as a "mere change in identity, form, or place of organization of one corporation" or otherwise fail to satisfy the requirements for a tax-free reorganization. In that event, the Boards of Trustees of the Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of the Fund and Buying Fund. If the Reorganization were determined to be taxable, the transfer of your Fund's assets to Buying Fund in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund may result in the realization of capital gains to your Fund that, to the extent not offset by capital losses, would be distributed to the shareholders of your Fund on or before the Closing Date, and those distributions (if any) would be taxable to shareholders who hold shares in taxable accounts. In addition, the exchange of shares of your Fund for shares of Buying Fund would be a taxable event and, accordingly, a capital gain or loss may be recognized. The Closing may be delayed, perhaps significantly, if your Fund or Buying Fund determines that it needs to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization. Trust and Buyer may waive receipt of the opinion as a condition to Closing, as described in the preceding section. If the tax status can not be determined within a reasonable time, the Board of Trustees of the Fund or Buying Fund may decide not to proceed with the Reorganization.

    General Limitation on Capital Losses. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. Buying Fund will inherit the tax attributes of your Fund, including any available capital loss carryforwards, as of the Closing. It is not expected that any such capital loss carryforwards of your Fund will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization should either (i) qualify as a type "F" tax-free reorganization under the Code, including a mere change in identity, form, or place of reorganization of one corporation, however effected; or (ii) not involve more than a 50% change of ownership. For five years beginning after the Closing Date, neither Fund will be permitted to offset gains "built-in" to either the your Fund or Buying Fund at the time of the Reorganization against capital losses (including capital loss carry-forwards) built-in to the other Fund at the time of the Reorganization.

    Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

ACCOUNTING TREATMENT

    The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

    Trust and Buyer are each Delaware statutory trusts. Generally, there are no material differences that currently exist between the rights of shareholders under Trust's Trust Instrument and the rights of shareholders under Buyer's Amended and Restated Agreement and Declaration of Trust.

    When issued, shares of both your Fund and Buying Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share, of both your Fund and Buying Fund, represents an equal interest in such fund. Shares of your Fund are entitled to receive pro rata shares of distributions of income and capital gains, if any, made with respect to your Fund. Shares of Buying Fund are entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. In any liquidation of your Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund. In any liquidation of Buying Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Buying Fund currently offers only one share class, Class Y shares.

    Shares of both your Fund and Buying Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Additionally, when certain matters affect only one class of shares, the shareholders vote as a class regarding such matters. Shares of Trust and Buying Fund do not have cumulative voting rights.

    Shareholders of your Fund and Buying Fund each have the right to vote on the election and removal of Trustees, with respect to investment advisory and sub-advisory contracts, and with respect to such additional matters relating to the Trust as may be required by law. Shareholders of Buying Fund have certain additional voting rights, including, subject to certain exceptions, the right to vote (1) to approve the termination of Buyer, Buying Fund or a class of Buying Fund, provided that the trustees of Buyer have called a meeting of the shareholders for the purpose of approving any such termination, unless, as of the date on which the trustees have determined to so terminate Buyer, Buying Fund or a class of Buying Fund, there are fewer than 100 holders of record of Buyer or of Buying Fund or a class of Buying Fund; (2) approve the sale of all or substantially all the assets of Buyer, Buying Fund or a class of Buying Fund, unless the primary purpose of such sale is to change Buyer's domicile or form of organization or form of statutory trust; (3) approve the merger or consolidation of Buyer, Buying Fund or a class of Buying Fund with and into another company or with and into any other series portfolio or class of Buyer, unless (A) the primary purpose of such merger or consolidation is to change Buyer's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of outstanding shares as of a date selected by the trustees of Buyer, the shareholders of Buyer, Buying Fund or a class of Buying Fund will have a majority of the outstanding shares of the surviving company or portfolio or class thereof, as the case may be; and (4) to approve any amendment to shareholders' voting powers and meetings as set forth in the Agreement and Declaration of Trust.

                                 CAPITALIZATION

    The following table sets forth, as of June 10, 2009, (i) the capitalization of Institutional Class shares of your Fund; (ii) the capitalization of Class Y shares of Buying Fund, and (iii) the pro forma capitalization of Class Y shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                         ATLANTIC
                                     WHITEHALL EQUITY                                     PRO FORMA
                                        INCOME FUND     AIM DISCIPLINED                AIM DISCIPLINED
                                        (YOUR FUND)       EQUITY FUND                    EQUITY FUND
                                       INSTITUTIONAL     (BUYING FUND)     PRO FORMA    (BUYING FUND)
                                       CLASS SHARES    CLASS Y SHARES(1)  ADJUSTMENTS   CLASS Y SHARES
Net Assets.........................    $151,876,334            --              --(2)     $151,876,334
Shares Outstanding.................      19,789,001            --              --          19,789,001
Net Asset Value Per Share..........    $       7.67            --              --        $       7.67


(1) Buying Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(2) Your Fund is estimated to incur approximately $33,000 in connection with the Reorganization and Buying Fund will incur approximately $31,000 in connection with the Reorganization. Invesco Aim and Stein Roe will pay 100% of these costs. As a result, there are no Pro Forma Adjustments to Net Assets.

                                  LEGAL MATTERS

    Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Philadelphia, PA 19103.

                          ADDITIONAL INFORMATION ABOUT
                            BUYING FUND AND YOUR FUND

    For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Fund Management" for more information about the management of Buying Fund; (ii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iii) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, and distribution arrangements of Buying Fund.

    For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/ Prospectus by reference:
(i) see "Calendar Year Returns" and "Average Annual Total Returns" for more information about the performance of your Fund; (ii) see "Management of the Fund" for more information about the management of your Fund; (iii) see "Pricing of Fund Shares" for more information about the pricing of shares of your Fund;
(iv) see "Tax Information" for more information about tax consequences to shareholders of various transactions in shares of your Fund; (v) see "Distribution Arrangements" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "Financial Highlights" for more information about your Fund's financial performance.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

    This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-08738. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-01424. Such Buying Fund Prospectus is incorporated herein by reference.

    Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

                               PENDING LITIGATION

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM Funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in Buying Fund's Statement of Additional Information.

                                   PROPOSAL 2

                          AMENDMENT TO TRUST INSTRUMENT

    The Trust is seeking your vote on an amendment to the Trust Instrument of Trust, dated August 25, 1994, as amended (the "Trust Instrument"), that will permit the Board of Trustees to liquidate your Fund without approval by shareholders (the "Amendment"). The Board would consider liquidating the Fund only if that the reorganization of your Fund into Buying Fund, as described in the prior section of this Proxy Statement/Prospectus, is not approved by shareholders.

    The Delaware Statutory Trust Act (the "DSTA"), which governs the Trust, permits a Delaware statutory trust, through its trust instrument, to grant broad authority to its board of trustees to take a wide array of actions on behalf of the trust without incurring the time or expense of calling a shareholders' meeting and soliciting shareholder votes. One of the actions that the DSTA permits a board of trustees to take without shareholder approval is the liquidation and termination of a fund. Notwithstanding the flexibility permitted by the DSTA, Section 11.04(b) of the Trust Instrument currently requires that any proposed liquidation of the assets of the Fund be approved by shareholders by a 1940 Act Majority vote. A 1940 Act Majority vote is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Eliminating the shareholder vote requirement from
Section 11.04(b) of the Trust Instrument will enable the Board to approve the liquidation and termination of the Fund without seeking shareholder approval.

    Approval of the Amendment requires the vote of a majority of the issued and outstanding shares of your Fund voted in person or by proxy, provided that a quorum is present. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. The majority vote required to approve the Amendment is a lower voting standard than the 1940 Act Majority vote that is currently required to approve a liquidation of the Fund. Therefore, fewer shareholder votes are required to eliminate the right of shareholders to vote on a liquidation proposal than would be required if shareholders were asked to approve a liquidation proposal under the existing Trust Instrument.

BOARD CONSIDERATIONS

    In approving the Amendment, the Board considered the following factors, among others:

    - the Amendment will provide the Board with increased flexibility and broader authority to take action affecting the Fund without incurring the expense of soliciting a second proxy and holding a second shareholder meeting to approve a liquidation;

    - the Trust Instrument is more restrictive than required by the DSTA, which permits Delaware statutory trusts, such as the Trust, to liquidate upon the approval of the trust's board of trustees and without the approval of shareholders;

    - the Amendment will not alter the Board members existing duties to act with due care and in shareholders' interest.

    After careful consideration, the Trustees of the Fund recommend that you vote "FOR" Proposal 2.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

    We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy

Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

    Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 14, 2009 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on July 31, 2009 (the "Record Date") are entitled to vote at the Special Meeting. The number outstanding Institutional Class of shares of your Fund on the Record Date can be found at Exhibit A. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

QUORUM REQUIREMENT AND ADJOURNMENT

    A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

    Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Both proposals described in this Proxy Statement/Prospectus are considered "non-routine" for purposes of determining broker-non-votes.

    Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

    If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a Proposal against such adjournment. A shareholder vote may be taken on a proposal prior to any such adjournment if sufficient votes have been received.

    Atlantic Trust Company, a division of Invesco National Trust Company ("Atlantic Trust"), an affiliate of Stein Roe, holds voting discretion with respect to a majority of the shares of your Fund. Stein Roe anticipates that Atlantic Trust will vote shares held by them in favor of Proposals 1 and 2.

PROXY SOLICITATION

    Trust has engaged the services of D.F. King & Co., Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are expected to be approximately $7,600. Trust expects to solicit proxies principally by mail, but Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. Invesco Aim and Stein Roe will bear 100% of your Fund's solicitation costs.

OTHER MATTERS

    Management is not aware of any matters to be presented at the Special Meeting other than that which is discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

    A list of the name, address and percent ownership of each person who, as of July 31, 2009, to the knowledge of Trust owned 5% or more of the outstanding Institutional Class shares of your Fund can be found at Exhibit B.

    Buying Fund is a newly organized shell fund created to acquire the assets and assume the accrued liabilities of your Fund and Buying Fund does not have any shareholders.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

    Information regarding the ownership of Institutional Class shares of your Fund by trustees and current executive officers can be found at Exhibit B.

                                    EXHIBIT A

       OUTSTANDING INSTITUTIONAL CLASS SHARES OF YOUR FUND ON RECORD DATE

    As of July 31, 2009, there were the following number of Institutional Class shares outstanding of your Fund:

YOUR FUND
---------
Institutional Class Shares:                                   20,003,844.66

                                    EXHIBIT B

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

    Listed below is the name, address and percent ownership of each person who, as of July 31, 2009, to the best knowledge of Trust owned 5% or more of the outstanding Institutional Class shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


                                                                  NUMBER OF     PERCENT OWNED OF
NAME AND ADDRESS                              CLASS OF SHARES    SHARES OWNED    ____RECORD*____
Charles Schwab & Co Inc.                       Institutional     3,532,858.69         17.66%
Special Custody Account for the                    Class
Benefit of Customers
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

MITRA & CO FBO VA                              Institutional     3,810,894.72         19.05%
c/o M&I Trust Co NA, ATTN: MF                      Class
11270 West Park Place
Suite 400
Milwaukee, WI 53224

National Financial Services LLC                Institutional     1,065,080.77          5.32%
200 Liberty St 1NFC                                Class
New York, NY 11435

Vallee & CO FBO VA                             Institutional    10,349,007.94         51.74%
c/o M&I Trust Co NA, ATTN: MF                      Class
11270 West Park Place
Suite 400
Milwaukee, WI 53224


--------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

    To the best of the knowledge of Trust, the ownership of Institutional Class shares of your Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding Institutional Class shares of your Fund as of July 31, 2009.

                                                                      APPENDIX I

                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                      ATLANTIC WHITEHALL EQUITY INCOME FUND

                             A SEPARATE PORTFOLIO OF

                         ATLANTIC WHITEHALL FUNDS TRUST

                                  JULY 7, 2009

                                TABLE OF CONTENTS


                                                                                 PAGE
ARTICLE 1  DEFINITIONS........................................................     1
       SECTION 1.1.     Definitions...........................................     1

ARTICLE 2  TRANSFER OF ASSETS.................................................     4
       SECTION 2.1.     Reorganization of Selling Fund........................     4
       SECTION 2.2.     Computation of Net Asset Value........................     4
       SECTION 2.3.     Valuation Date........................................     5
       SECTION 2.4.     Delivery..............................................     5
       SECTION 2.5.     Termination of Series and Redemption of Selling Fund
                        Shares................................................     5
       SECTION 2.6.     Issuance of Shell Fund Shares.........................     5
       SECTION 2.7.     Investment Securities.................................     6
       SECTION 2.8.     Liabilities...........................................     6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................     6
       SECTION 3.1.     Organization; Authority...............................     6
       SECTION 3.2.     Registration and Regulation of Seller.................     6
       SECTION 3.3.     Financial Statements..................................     6
       SECTION 3.4.     No Material Adverse Changes; Contingent Liabilities...     6
       SECTION 3.5.     Selling Fund Shares; Business Operations..............     7
       SECTION 3.6.     Accountants...........................................     7
       SECTION 3.7.     Binding Obligation....................................     7
       SECTION 3.8.     No Breaches or Defaults...............................     7
       SECTION 3.9.     Authorizations or Consents............................     8
       SECTION 3.10.    Permits...............................................     8
       SECTION 3.11.    No Actions, Suits or Proceedings......................     8
       SECTION 3.12.    Contracts.............................................     8
       SECTION 3.13.    Properties and Assets.................................     8
       SECTION 3.14.    Taxes.................................................     8
       SECTION 3.15.    Benefit and Employment Obligations....................     9
       SECTION 3.16.    Brokers...............................................     9
       SECTION 3.17.    Voting Requirements...................................     9
       SECTION 3.18.    State Takeover Statutes...............................     9
       SECTION 3.19.    Books and Records.....................................     9
       SECTION 3.20.    Prospectus and Statement of Additional Information....     9
       SECTION 3.21.    No Distribution.......................................     9
       SECTION 3.22.    Liabilities of Selling Fund...........................     9
       SECTION 3.23.    Shareholder Expenses..................................    10
       SECTION 3.24.    Intercompany Indebtedness; Consideration..............    10
       SECTION 3.25.    Information Supplied by Seller........................    10
       SECTION 3.26.    Selling Fund Fiscal Year..............................    10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................    10
       SECTION 4.1.     Organization; Authority...............................    10
       SECTION 4.2.     Registration and Regulation of Buyer..................    10
       SECTION 4.3.     Financial Statements..................................    10
       SECTION 4.4.     Registration of Shell Fund Shares.....................    10

                                TABLE OF CONTENTS
                                   (continued)

                                                                                 PAGE
       SECTION 4.5.     Accountants...........................................    11
       SECTION 4.6.     Binding Obligation....................................    11
       SECTION 4.7.     No Breaches or Defaults...............................    11
       SECTION 4.8.     Authorizations or Consents............................    11
       SECTION 4.9.     Permits...............................................    11
       SECTION 4.10.    No Actions, Suits or Proceedings......................    12
       SECTION 4.11.    Taxes.................................................    12
       SECTION 4.12.    Brokers...............................................    12
       SECTION 4.13.    Representations Concerning the Reorganization.........    12
       SECTION 4.14.    Prospectus and Statement of Additional Information....    13
       SECTION 4.15.    Intercompany Indebtedness; Consideration..............    13

ARTICLE 5  COVENANTS..........................................................    13
       SECTION 5.1.     Conduct of Business...................................    13
       SECTION 5.2.     Expenses..............................................    13
       SECTION 5.3.     Further Assurances....................................    13
       SECTION 5.4.     Notice of Events......................................    13
       SECTION 5.5.     Consents, Approvals and Filings.......................    14
       SECTION 5.6.     Submission of Agreement to Shareholders...............    14
       SECTION 5.7.     Distribution..........................................    14

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................    14
       SECTION 6.1.     Conditions Precedent of Buyer.........................    14
       SECTION 6.2.     Mutual Conditions.....................................    15
       SECTION 6.3.     Conditions Precedent of Seller........................    16

ARTICLE 7  TERMINATION OF AGREEMENT...........................................    17
       SECTION 7.1.     Termination...........................................    17
       SECTION 7.2.     Survival After Termination............................    17

ARTICLE 8  MISCELLANEOUS......................................................    17
       SECTION 8.1.     Survival of Representations, Warranties and
                        Covenants.............................................    17
       SECTION 8.2.     Governing Law.........................................    17
       SECTION 8.3.     Binding Effect, Persons Benefiting, No Assignment.....    17
       SECTION 8.4.     Obligations of Buyer and Seller.......................    17
       SECTION 8.5.     Amendments............................................    18
       SECTION 8.6.     Enforcement...........................................    18
       SECTION 8.7.     Interpretation........................................    18
       SECTION 8.8.     Counterparts..........................................    18
       SECTION 8.9.     Entire Agreement; Exhibits and Schedules..............    18
       SECTION 8.10.    Notices...............................................    18
       SECTION 8.11.    Representations by Investment Adviser.................    19
       SECTION 8.12.    Successors and Assigns; Assignment....................    19




EXHIBIT A        Excluded Liabilities of Selling Fund......................     1
SCHEDULE 6.2(f)  Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

    AGREEMENT AND PLAN OF REORGANIZATION, dated as of July 7, 2009 (this "Agreement"), by and among Atlantic Whitehall Funds Trust, a Delaware statutory trust ("Seller"), acting on behalf of Atlantic Whitehall Equity Income Fund ("Selling Fund"), a separate series of Seller, AIM Equity Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Disciplined Equity Fund ("Shell Fund"), a newly created series portfolio of Buyer, Invesco Aim Advisors, Inc. ("Invesco Aim"), and Stein Roe Investment Counsel, Inc., a Delaware corporation ("Stein Roe").

                                   WITNESSETH

    WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

    WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Shell Fund, for sale to the public; and

    WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its Assets (as defined below) to Shell Fund in exchange for the assumption by Shell Fund of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Shell Fund in the manner set forth in this Agreement; and

    WHEREAS, Invesco Aim serves as the investment adviser to Shell Fund and is making certain representations, warranties and agreements set forth in this Agreement; and

    WHEREAS, Stein Roe serves as the investment adviser to Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement; and

    WHEREAS, the Board of Directors of Buyer has determined that the exchange of all of the assets of Selling Fund for Shell Fund Shares (as defined below) and the assumption of the liabilities of Selling Fund, as described in Section 2.8 herein, by Shell Fund is in the best interests of Shell Fund and its shareholders and that the interests of the existing shareholders of Shell Fund would not be diluted as a result of this transaction; and

    WHEREAS, the Board of Trustees of Seller has determined that the exchange of all of the assets of Selling Fund for Shell Fund Shares (as defined below) and the assumption of the liabilities of Selling Fund by Shell Fund, as described in
Section 2.8 herein, is in the best interests of Selling Fund and its shareholders and that the interests of the existing shareholders of Selling Fund would not be diluted as a result of this transaction; and

    WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

    NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                    Article 1

                                   DEFINITIONS

    SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

          "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

          "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

          "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

          "AML Documentation" means the information and documentation maintained by Seller or its agents relating to the identification and verification of Selling Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations.

          "Assets" means all assets and property of Selling Fund, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest or other receivables that are owned by Selling Fund, any deferred or prepaid expenses shown as an asset on the books of Selling Fund at the Closing, and any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries.

          "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

          "Buyer" means AIM Equity Funds, a Delaware statutory trust.

          "Buyer Counsel" means Stradley Ronon Stevens & Young, LLP.

          "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Shell Fund.

          "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-01424.

          "Closing" means the transfer of the Assets of Selling Fund to Shell Fund, the assumption of the Liabilities by Shell Fund and the issuance of Shell Fund Shares directly to Selling Fund Shareholders as described in
  Section 2.1 of this Agreement.

          "Closing Date" means September 21, 2009, or such other date as the parties may mutually agree upon.

          "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

          "Effective Time" means immediately before the opening of business of the Shell Fund on the Closing Date, or such other time as the parties may mutually agree.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

          "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Trust Instrument, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

          "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

          "Liabilities" means the liabilities of Selling Fund (i) incurred in the ordinary course of business and included as a liability on the books and records of Selling Fund (and reflected in Selling Fund's net asset value) and set forth in Selling Fund's Statement of Assets and Liabilities as of the Closing Date delivered by the Seller, on behalf of Selling Fund, to Buyer, on behalf of Shell Fund, pursuant to Section 6.1(f) hereof or (ii) as otherwise mutually agreed to in writing by Buyer and Seller and identified on Exhibit A hereof as of the Closing Date.

          "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

          "majority of the outstanding voting securities" means the affirmative vote of the lesser of: (a) 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of Selling Fund.

          "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

          "NYSE" means the New York Stock Exchange.

          "Performance Calculation Information" shall have the meaning set forth in Section 3.19 of this Agreement.

          "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

          "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          "Registration Statement on Form N-14" means the registration statement on Form N-14 pursuant to which the Shell Fund Shares to be issued pursuant to
  Section 2.6 shall be registered under the Securities Act.

          "Reorganization" means the acquisition of the Assets of Selling Fund by Shell Fund in consideration of the assumption by Shell Fund of the Liabilities and the issuance by Buyer of Shell Fund Shares directly to Selling Fund Shareholders as described in this Agreement.

          "Required Shareholder Vote" means, the affirmative vote of a "majority of the outstanding voting securities" of the Selling Fund.

          "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

          "Seller" means Atlantic Whitehall Funds Trust, a Delaware statutory trust.

          "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

          "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-08738.

          "Selling Fund" means Atlantic Whitehall Equity Income Fund, a separate series of Seller.

          "Selling Fund Auditors" means Ernst & Young L.L.P.

          "Selling Fund Financial Statements" means the audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of Selling Fund at November 30, 2008.

          "Selling Fund Shareholders" means the holders of record of the outstanding Institutional Class shares of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

          "Selling Fund Shares" means the issued and outstanding Institutional Class shares of Selling Fund.

          "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement, and any adjournments thereof.

          "Shell Fund" means AIM Disciplined Equity Fund, a separate series of Buyer.

          "Shell Fund Auditors" means PricewaterhouseCoopers LLP.

          "Shell Fund Share" and "Shell Fund Shares" means Class Y shares of Shell Fund issued pursuant to Section 2.6 of this Agreement.

          "Stein Roe" means Stein Roe Investment Counsel, Inc., a Delaware corporation

          "Tax" means any tax or similar governmental charge, impost or levy, including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes) ad valorem or other taxes, stamp taxes, duties, fees, assessment or charges, whether payable directly or by withholding, together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof and including any transferee or secondary liability in respect of any tax (whether imposed by law, contractual agreement or otherwise).

          "Termination Date" means December 31, 2009, or such later date as the parties may mutually agree upon.

          "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

          "USA PATRIOT ACT" means Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, Pub. L. No. 107-56, and rules and regulations adopted pursuant thereto.

          "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                    Article 2

                               TRANSFER OF ASSETS

    SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, Seller shall deliver all of the Assets of Selling Fund to Buyer Custodian for the account of Shell Fund in exchange for the assumption by Shell Fund of the Liabilities and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding Institutional Class shares of Selling Fund of a number of Class Y shares of Shell Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such Assets, Shell Fund will receive good and marketable title to such Assets free and clear of all Liens.

    SECTION 2.2.     Computation of Net Asset Value.

                 (a) The net asset value per share of Class Y shares of Shell Fund, and the value of the Assets and the amount of the Liabilities shall, in each case, be determined as of the close of regular trading on the NYSE, and after the declaration of any dividends, on the business day next preceding the Closing Date (the "Valuation Date").

                 (b) The net asset value of each Shell Fund Share shall be the net asset value per share computed with respect to Class Y as of the Valuation Date, using the evaluation procedures set forth in Shell Fund's then-current prospectus and statement of additional information and valuation procedures established by Shell Fund's Board of Trustees.

                 (c) The value of the Institutional Class shares of Selling Fund and the value of the Assets and the amount of the Liabilities of the Institutional Class shares of Selling Fund to be transferred to the Shell Fund pursuant to this Agreement shall be computed as of the Valuation Date, using the evaluation procedures set forth in Selling Fund's then-current prospectus and statement of additional information and valuation procedures established by Selling Fund's Board of Trustees.

                 (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the Assets and Liabilities of Selling Fund and the net asset value per share of Class Y shares of Shell Fund to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

    SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for the Class Y shares of the Shell Fund Shares (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

    SECTION 2.4.     Delivery.

                 (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all Assets held by Selling Fund to the account of Shell Fund maintained at Buyer Custodian. Such Assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The Assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Shell Fund at Buyer Custodian.

                 (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

    SECTION 2.5. Termination of Series and Cancellation of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, Seller shall cancel the issued and outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

    SECTION 2.6. Issuance of Shell Fund Shares. At the Effective Time, Selling Fund Shareholders of record, determined as of the Effective Time, shall be issued that number of full and fractional Class Y shares of Shell Fund having a net asset value equal to the net asset value of such shares of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Shell Fund with respect to the Shell Fund Shares to be issued to Selling Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of Selling Fund Shareholders and backup withholding and nonresident alien withholding certifications, notices or records on file with respect to Selling Fund Shareholders. Seller shall also provide to the transfer agent of Shell Fund the AML Documentation and such other information as Buyer may reasonably request. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete. Buyer shall record on its books the ownership of the Shell Fund Shares by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

    SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities and other investments Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security and other investment to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security or other investment transferred to Shell Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer of Buyer (or his or her designee) or Shell Fund Auditors upon reasonable request.

    SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be practical, prior to the Closing Date. Shell Fund shall not assume any liabilities of Selling Fund other than the Liabilities, including, without limitation, any liability for recoupment of advisory fees waived or expenses paid pursuant to that certain Expense Limitation Undertaking by and between Seller and Stein Roe.

                                    Article 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

    SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

    SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. To the best of its knowledge, Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

    SECTION 3.3. Financial Statements. The Selling Fund Financial Statements have been audited by Ernst & Young L.L.P, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") consistently applied, and such statements (copies of which have been furnished to Shell Fund) present fairly, in all material respects, the financial condition of Selling Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of Selling Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein.

    SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. There are no contingent liabilities of Selling Fund not disclosed in the Selling

Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

    SECTION 3.5.     Selling Fund Shares; Business Operations.

                 (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                 (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for
  (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

                 (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person may acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at the public offering price in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

                 (d)     Seller does not have, and has not had during the six
  (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

    SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

    SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

    SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder have been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any Assets or penalty or additional fee of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the Assets or business of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

    SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

    SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, registrations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

    SECTION 3.11.     No Actions, Suits or Proceedings.

                 (a) To the knowledge of Seller, there is no pending action, suit or proceeding, nor has any litigation been overtly threatened in writing or, if probable of assertion, threatened orally against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) To the knowledge of Seller, there are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or threatened in writing or, if probable of assertion, threatened orally against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. To the knowledge of Seller, there are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any material investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed in the Seller Registration Statement.

    SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the Assets of Selling Fund, by which the Assets, business, or operations of Selling Fund may be bound or affected, or under which it or the Assets, business or operations of Selling Fund receives benefits, which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event (including the Reorganization) that, with the lapse of time or the giving of notice or both, would constitute such a default.

    SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all Assets, including properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

    SECTION 3.14.     Taxes.

                 (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended November 30, 2008 and (B) all of Selling Fund's net capital gain recognized in its taxable year ended November 30, 2008 (after reduction for any capital loss carryover).

                 (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

    SECTION 3.15. Benefit and Employment Obligations. Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person. Immediately after the Closing Date and as a result of the Closing, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

    SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

    SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

    SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

    SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the performance returns of Selling Fund that are or have been included in Selling Fund's prospectuses, advertisements and sales literature and the information used to calculate such performance returns ("Performance Calculation Information"), the purchase and sale of Selling Fund Shares, the identity and tax status of Selling Fund Shareholders, the AML Documentation, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

    SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    SECTION 3.21. No Distribution. Shell Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

    SECTION 3.22. Liabilities of Selling Fund. The Liabilities that are to be assumed by Shell Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Shell Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Shell Fund.

    SECTION 3.23. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

    SECTION 3.24. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Shell Fund Shares (and Shell Fund's assumption of the Liabilities) will be given in exchange for the Assets of Selling Fund acquired by Shell Fund in connection with the Reorganization.

    SECTION 3.25. Information Supplied by Seller. The information supplied by Seller regarding Seller or Selling Fund that is included or referenced in the Registration Statement on Form N-14 of Buyer contemplated by section 4.4(b) of this Agreement shall be true, accurate and complete in all respects.

    SECTION 3.26. Selling Fund Fiscal Year. The Selling Fund has not changed its annual accounting period (fiscal year) within the past five years.

                                    Article 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

    Buyer, on behalf of Shell Fund, represents and warrants to Seller as follows:

    SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power, and authority to enter into this Agreement and perform its obligations hereunder.

    SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Shell Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Shell Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Shell Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Shell Fund and all purchases and redemptions of Shell Fund Shares have been effected at the net asset value per share calculated in such manner.

    SECTION 4.3. Financial Statements. Shell Fund is a newly created series portfolio of Seller formed for the purpose of receiving the Assets of the Selling Fund in connection with the Reorganization. Accordingly, Shell Fund has not prepared books of account and related records or financial statements.

    SECTION 4.4.     Registration of Shell Fund Shares.

                 (a) Shell Fund currently has Class Y shares. Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of such class.

                 (b) Shell Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

                 (c) On the Closing Date, Shell Fund will have good and marketable title to Shell Fund's Assets, free of any liens or other encumbrances, except those liens or encumbrances incurred in the ordinary course of Shell Fund's business or as to which Selling Fund has received notice and necessary documentation at or prior to the Closing;

                 (d) Shell Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date, assuming the consummation of the Reorganization in accordance with this Agreement, will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Shell Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Shell Fund, except for the right of investors to acquire shares of Shell Fund at the public offering price in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

                 (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Shell Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that, with respect to information in the Combined Proxy Statement/Prospectus derived from information supplied by Seller or its agents, Buyer is relying on the accuracy of Seller's representation in Section
  3.25 in making this representation.

                 (f) The shares of Shell Fund which have been or are being offered for sale (other than the Shell Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

    SECTION 4.5. Accountants. Shell Fund Auditors are independent public accountants as required by the Securities Act and the Exchange Act.

    SECTION 4.6. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Shell Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Shell Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

    SECTION 4.7. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Shell Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Shell Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Shell Fund or to which any properties of Shell Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Shell Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

    SECTION 4.8. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

    SECTION 4.9. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Shell Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

    SECTION 4.10.     No Actions, Suits or Proceedings.

                 (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Shell Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Shell Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Shell Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any material investigation by the SEC or any state securities administrator with respect to its conduct of the business of Shell Fund, other than as has been disclosed in the Shell Fund Registration Statement.

    SECTION 4.11.     Taxes.

                 (a) Shell Fund intends to elect to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Shell Fund will satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification as a regulated investment company for its current taxable year. Shell Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                 (b) Shell Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

    SECTION 4.12. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

    SECTION 4.13.     Representations Concerning the Reorganization.

                 (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Shell Fund Shares issued in the Reorganization, except to the extent that Shell Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

                 (b) Shell Fund has no plan or intention to sell or otherwise dispose of any of the Assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                 (c) Following the Reorganization, Shell Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations.

                 (d) Prior to or in the Reorganization, neither Shell Fund nor any person related to Shell Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Shell Fund. There is no plan or intention by Shell Fund to redeem, or by any person related to Shell Fund to acquire, any of the Shell Fund Shares issued in the Reorganization either directly or through any transaction, agreement or arrangement with any other person, other than redemptions in the ordinary course of Shell Fund's business as an open-end investment company as required by the Investment Company Act.

    SECTION 4.14. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Shell Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    SECTION 4.15. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Shell Fund Shares (and Shell Fund's assumption of the Liabilities) will be given in exchange for the Assets of Selling Fund acquired by Shell Fund in connection with the Reorganization. The fair market value of the Assets of Selling Fund transferred to Shell Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Shell Fund.

                                    Article 5

                                    COVENANTS

    SECTION 5.1. Conduct of Business.

    (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects.

    (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Shell Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Shell Fund in the ordinary course in all material respects.

    SECTION 5.2. Expenses. Invesco Aim shall bear the costs and expenses of Buyer and Shell Fund incurred in connection with the transactions contemplated by this Agreement and no costs or expenses of Seller or Selling Fund incurred in connection with the transactions contemplated by this Agreement shall be charged to or borne by Seller, Selling Fund, Buyer or Shell Fund.

    SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

    SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.4 shall not limit or otherwise affect the remedies available hereunder to any party.

    SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein, provided that nothing in this Section shall require Buyer to request a ruling from the Internal Revenue Service as to the federal tax consequences of the Reorganization. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

    SECTION 5.6. Submission of Agreement to Shareholders. Subject to the Registration Statement on Form N-14 becoming declared effective by the SEC, Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

    SECTION 5.7. Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty days after the Closing Date, the Seller shall furnish the Buyer, in such form as is reasonably satisfactory to the Buyer, a statement of the earnings and profits and of any capital loss carryovers and other items of the Selling Fund for federal income tax purposes that will be carried over by the Shell Fund as a result of Sections 381 through 384 of the Code. Such statement will be reviewed by Selling Fund Auditors and certified by the Seller's Treasurer.

                                    Article 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

    SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

                 (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller and Selling Fund with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) Unless the Shell Fund provides an opinion of counsel that the Reorganization qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code, the Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

                 (e) Buyer shall have received from Seller (1) the instructions, information and documentation described in Section 2.6 of this Agreement, (2) the Performance Calculation Information described in Section
  3.19 of this Agreement, (3) confirmations or other adequate evidence as to the tax basis and holding periods of the Assets of Selling Fund transferred to Shell Fund in accordance with the terms of this Agreement, (4) all FIN 48 work papers and supporting statements pertaining to the Selling Fund and (5) the tax books and records of the Selling Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

                 (f) Seller shall have delivered to Buyer, on behalf of Shell Fund, Selling Fund's Statement of Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Seller.

                 (g) Stein Roe shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Stein Roe pursuant to voluntary and contractual fee waiver or expense limitation commitments between Stein Roe and Selling Fund.

                 (h) Buyer shall have received on the Closing Date an opinion of Dechert LLP, counsel to Seller and Selling Fund, dated as of the Closing Date, covering the following points:

                 (i) The Agreement has been duly authorized by Seller, on behalf of the Selling Fund and, assuming due authorization, execution and delivery of the Agreement by Buyer, Shell Fund, Invesco Aim and Stein Roe, is a valid and binding obligation of Seller, on behalf of the Selling Fund enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

    SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

                 (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

                 (c) The Assets of Selling Fund to be acquired by Shell Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as Assets of Selling Fund held immediately prior to the Reorganization.

                 (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

                 (e) The Registration Statement on Form N-14 filed by Buyer with respect to Shell Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

                 (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

                 (g) Selling Fund and Shell Fund shall have agreed on the number of full and fractional Shell Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Sections 2.1 and 2.2.

    SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

                 (a) The representations and warranties of Buyer on behalf of Shell Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Shell Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) Seller shall have received on the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP, counsel to Buyer and the Shell Fund, dated as of the Closing Date, covering the following points:

                           (i) The Shell Fund shares to be issued to the Selling Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the Buyer; and

                           (ii) The Agreement has been duly authorized by Buyer, on behalf of the Shell Fund and, assuming due authorization, execution and delivery of the Agreement by Seller, Selling Fund, Invesco Aim and Stein Roe, is a valid and binding obligation of Buyer, on behalf of the Shell Fund enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                                    Article 7

                            TERMINATION OF AGREEMENT

    SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

                 (a)     by mutual written consent of Seller and Buyer; or

                 (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

                      (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                      (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 6.2(b); or

                      (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

    SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    Article 8

                                  MISCELLANEOUS

    SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate two (2) years following the Closing Date. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of two (2) years following the Closing Date.

    SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

    SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

    SECTION 8.4.     Obligations of Buyer and Seller.

                 (a) Seller and Buyer hereby acknowledge and agree that Shell Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Shell Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Shell Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Shell Fund pursuant to this Agreement shall be enforceable against the assets of Shell Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

                 (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

    SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer, provided that, Invesco Aim and/or Stein Roe must also execute such written instrument with respect to any amendment, alteration or modification that affects the representations or obligations of Invesco Aim and/or Stein Roe under this Agreement.

    SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

    SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

    SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

    SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

    SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

                 (a)     If to Seller:

               Atlantic Whitehall Funds Trust
               50 Rockefeller Plaza, 15(th) Floor
               New York, NY 10020
               Attn: Gabrielle D. Bailey, Secretary

               with a copy to:

               Atlantic Trust Private Wealth Management
               Two Peachtree Pointe, Suite 1100
               Atlanta, GA 30309
               Attn: Wayne DeWitt, General Counsel
               and to:
               Dechert LLP
               200 Clarendon Street, 27(th) Floor
               Boston, MA 02116-5201
               Attn: John V. O'Hanlon

                 (b)     If to Buyer:

               AIM Equity Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: John M. Zerr

               with a copy to:

               Stradley Ronon Stevens & Young, LLP
               2600 One Commerce Square
               Philadelphia, PA 19103-7098
               Attn: E. Carolan Berkley

    SECTION 8.11.     Representations by Investment Adviser.

                 (a) In its capacity as investment adviser to Seller, Stein Roe represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of Stein Roe who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

                 (b) In its capacity as investment adviser to Buyer, Invesco Aim represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Shell Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of Invesco Aim who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

    SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Shell Fund, Invesco Aim and Stein Roe, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of Buyer, Seller, Invesco Aim and Stein Roe.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        ATLANTIC WHITEHALL FUNDS TRUST,
                                        acting on behalf of ATLANTIC WHITEHALL
                                        EQUITY INCOME FUND

                                        By:  /s/ Kenneth J .Kozanda
                                           -------------------------------------
                                        Name:     Kenneth J. Kozanda
                                             -----------------------------------
                                        Title:   Treasurer
                                              ----------------------------------

                                        AIM EQUITY FUNDS, acting on behalf of
                                        AIM
                                        DISCIPLINED EQUITY FUND

                                        By:  /s/ Philip A. Taylor
                                           -------------------------------------
                                        Name:     Philip A. Taylor
                                             -----------------------------------
                                        Title:   President
                                              ----------------------------------

                                        INVESCO AIM ADVISORS, INC.

                                        By:  /s/ Philip A. Taylor
                                           -------------------------------------
                                        Name:     Philip A. Taylor
                                             -----------------------------------
                                        Title:   President
                                              ----------------------------------

                                        STEIN ROE INVESTMENT COUNSEL, INC.

                                        By:  /s/ Kenneth J. Kozanda
                                           -------------------------------------
                                        Name:     Kenneth J. Kozanda
                                             -----------------------------------
                                        Title:   Chief Administrative Officer
                                              ----------------------------------

                                    EXHIBIT A

                           LIABILITIES OF SELLING FUND

[To be completed, if applicable]

                                 SCHEDULE 6.2(F)

                                  TAX OPINIONS

    (i) The transfer of the assets of Selling Fund to Shell Fund in exchange solely for Shell Fund Shares distributed directly to Selling Fund Shareholders and Shell Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Shell Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

    (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Shell Fund solely in exchange for Shell Fund Shares and Shell Fund's assumption of the Liabilities or on the distribution of Shell Fund Shares to Selling Fund Shareholders.

    (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Shell Fund upon the receipt of assets of Selling Fund in exchange for Shell Fund Shares issued directly to Selling Fund Shareholders.

    (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Shell Fund Shares in exchange for Selling Fund Shares.

    (v) In accordance with Section 362(b) of the Code, the basis to Shell Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

    (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Shell Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

    (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Shell Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

    (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Shell Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

    (ix) In accordance with Section 381(a) of the Code, Shell Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c) of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                                                     AIM DISCIPLINED EQUITY FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------
                                                                  July 14, 2009

AIM Disciplined Equity Fund's investment objectives are long-term capital appreciation and current income.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class Y shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           ---------------------------
                           AIM DISCIPLINED EQUITY FUND
                           ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       1
- - - - - - - - - - - - - - - - - - - - - - - - -
FEE TABLE AND EXPENSE EXAMPLE                 1
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     1
Expense Example                               2
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 2
- - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Objectives and Strategies                     2
Risks                                         3
DISCLOSURE OF PORTFOLIO HOLDINGS              4
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               4
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  4
Advisor Compensation                          5
Portfolio Managers                            5
OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - - -
Dividends and Distributions                   5
FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Only)        A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short-Term Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           ---------------------------
                           AIM DISCIPLINED EQUITY FUND
                           ---------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The fund's investment objectives are long-term capital appreciation and current income.

    The fund seeks to meet these objectives by investing at least 80% of its assets in a diversified portfolio of common stocks of publicly-traded U.S. companies. The fund may also invest in convertible securities of any publicly-traded company, the equity securities of foreign companies and American Depositary Receipts.

    The fund may also invest in debt securities. The fund's investments in the types of securities described in this prospectus vary from time to time and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    Among the principal risks of investing in the fund, which could adversely affect its net asset value, yield and total return are:

Market Risk               Foreign Securities Risk        Interest Rate Risk
Value Investing Risk      Market Capitalization Risk     Credit Risk
Equity Securities Risk    Convertible Securities Risk    Management Risk



    Please see "Investment Objectives, Strategies and Risks" for a description of these risks.

    There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests.

    An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

No performance information is available for the fund because it has not yet commenced operations. In the future, the fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance and by showing changes in the fund's performance from year to year.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from your investment)                                CLASS Y
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds,
whichever is less)                                                         None
-----------------------------------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund assets)                            CLASS Y
-----------------------------------------------------------------------------------------------------------
Management Fees                                                            0.70%

Distribution and/or Service (12b-1) Fees                                   None

Other Expenses                                                             0.21

Acquired Fund Fees and Expenses                                            0.00

Total Annual Fund Operating Expenses(2)                                    0.91
-----------------------------------------------------------------------------------------------------------



(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.

  If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

                           ---------------------------
                           AIM DISCIPLINED EQUITY FUND
                           ---------------------------

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in different classes of the fund with the cost of investing in other mutual funds.

    The expense example assumes that you:
  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
  (v)   incur applicable initial sales charges (see "General
        Information -- Choosing a Share Class" section of this prospectus for applicability of initial sales charge).


    Although your actual returns and costs may be higher or lower, based on these assumptions your cost would be:

                                       1 YEAR    3 YEARS
-----------------------------------------------------------
Class Y                                  $93       $290


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the SEC and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:
  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information -- Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.


CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.91%        0.91%        0.91%        0.91%        0.91%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             4.09%        8.35%       12.78%       17.39%       22.19%
End of Year Balance                     $10,409.00   $10,834.73   $11,277.87   $11,739.13   $12,219.26
Estimated Annual Expenses               $    92.86   $    96.66   $   100.61   $   104.73   $   109.01
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      0.91%        0.91%        0.91%        0.91%        0.91%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            27.19%       32.39%       37.81%       43.44%       49.31%
End of Year Balance                     $12,719.03   $13,239.24   $13,780.73   $14,344.36   $14,931.04
Estimated Annual Expenses               $   113.47   $   118.11   $   122.94   $   127.97   $   133.20
---------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

The fund's investment objectives are long-term capital appreciation and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet these objectives by investing, at least 80% of its assets in a diversified portfolio of common stocks of publicly-traded U.S. companies. The fund may also invest in convertible securities of any publicly-traded company, the equity securities of foreign companies and American Depositary Receipts.

    The fund may also invest in debt securities, including lower quality debt securities. The fund's investments in the types of securities described in this prospectus vary from time to time and, at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund normally invests in common stocks that generate strong cash flow and are available at attractive valuations. The fund's portfolio managers will be opportunistic with regard to the prices it will pay for new investments and at which it will terminate positions. The fund seeks a

                           ---------------------------
                           AIM DISCIPLINED EQUITY FUND
                           ---------------------------

yield for its shareholders that exceeds the yield on the securities comprising the S&P 500(R) Index. The fund is not restricted to investing in particular sectors or in stocks within a market capitalization range, but will tend toward large-cap companies.

    The fund's portfolio managers emphasize a bottom-up, fundamental stock selection that focuses on companies that can consistently deliver strong cash flow growth and return on invested capital. The portfolio managers also look to invest in companies with a proven track record of solid business execution because they believe that such a history is an indication of the value of the underlying franchise or market position. These companies typically have a proprietary product or business approach that allows them to be leaders within their respective industries. In addition, the portfolio managers emphasize diversification in terms of sector exposure as well as the number of securities held, and normally expect low turnover of holdings.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objectives.

RISKS

The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

- Value Investing Risk--Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. In addition, market performance tends to be cyclical and, during various cycles, value stocks may be out-of-favor with many investors and can continue to be undervalued for long periods of time and may not ever realize their full value.

- Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

- Foreign Securities Risk--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Investments in American Depositary Receipts also present many of the same risks as foreign securities.

- Market Capitalization Risk--Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of large companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the fund to establish or close out a position in these securities at prevailing market prices.

- Convertible Securities Risk--The value of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the fund.

- Interest Rate Risk--Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rate fall. Specific bond differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors usually use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rate changes. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

                           ---------------------------
                           AIM DISCIPLINED EQUITY FUND
                           ---------------------------

- Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality may result in bankruptcy for the issuer and permanent loss of investment.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:


----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------




    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at An Der Welle 5, 1st Floor, Frankfurt, Germany 60322, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

                           ---------------------------
                           AIM DISCIPLINED EQUITY FUND
                           ---------------------------


    It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global will be merged into Invesco Institutional,which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the fund's Statement of Additional Information.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
The advisor is to receive a fee from the fund calculated at an annual rate of 0.695% of the first $250 million, 0.67% of the next $250 million, 0.645% of the next $500 million, 0.62% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.57% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.52% of amount over $10 billion of average daily net assets.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    When issued, a discussion regarding the basis for the Board of Trustees' approval of the investment advisory and investment sub-advisory agreements of the fund will be available in the fund's annual report to shareholders.

PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Doug Rogers, Portfolio Manager, who has been responsible for the fund since
  its inception on [     ], as well as the fund's predecessor from its inception
  on December 1, 2005, until it was merged into the fund and has been associated with the Advisor, and/or one of its affiliates since 1999.

- Paul McPheeters, Portfolio Manager, who has been responsible for the fund
  since its inception on [     ], as well as the fund's predecessor from its
  inception on December 1, 2005, with the exception of the first five months of 2006. Mr. McPheeters has been associated with the Advisor and/or one of its affiliates from 1997 thru 2005 and again from 2006 to the present. During the first five months of 2006, Mr. McPheeters served as a portfolio manager with another investment management company managing unregistered portfolios.


    The Advisor employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. Portfolio managers and analyst are responsible for research in the sectors they cover. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. The lead portfolio managers of the team are jointly and primarily responsible for making the day-to-day investment decisions for the fund.

    More information on the portfolio managers may be found on the advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The fund expects, based on its investment objectives and strategies, that its income, if any, will consist of both ordinary income and capital gains.

DIVIDENDS

The fund generally declares and pays dividends from net investment income, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Due to the 2008-2009 economic downturn, many funds have experienced capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though the fund may experience a current year loss, it may nonetheless distribute prior year capital gains. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                           ---------------------------
                           AIM DISCIPLINED EQUITY FUND
                           ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial highlights are available for the fund because it has not yet commenced operations.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each fund may offer multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                          AIM FUND RETAIL SHARE CLASSES

     CLASS A            CLASS A3           CLASS B            CLASS C            CLASS R            CLASS Y         INVESTOR CLASS
-----------------  -----------------  -----------------  -----------------  -----------------  -----------------  -----------------
-  Initial sales   -  No initial      -  No initial      -  No initial      -  No initial      -  No initial      -  No initial
   charge which       sales charge       sales charge       sales charge       sales charge       sales charge       sales charge
   may be waived
   or reduced

-  Contingent      -  No contingent   -  Contingent      -  Contingent      -  Contingent      -  No contingent   -  No contingent
   deferred sales     deferred sales     deferred sales     deferred sales     deferred sales     deferred sales     deferred sales
   charge on          charge             charge on          charge on          charge on          charge             charge
   certain                               redemptions        redemptions        certain
   redemptions                           within six         within one         redemptions
                                         years              year(3)

-  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  12b-1 fee of    -  No 12b-1 fee    -  12b-1 fee of
   0.25%(1)           0.25%              1.00%              1.00%(4)           0.50%                                 0.25%(1)

                   -  Does not        -  Converts to     -  Does not        -  Does not        -  Does not        -  Does not
                      convert to         Class A shares     convert to         convert to         convert to         convert to
                      Class A shares     on or about        Class A shares     Class A shares     Class A shares     Class A shares
                                         the end of the
                                         month which is
                                         at least eight
                                         years after
                                         the date on
                                         which shares
                                         were purchased
                                         along with a
                                         pro rata
                                         portion of
                                         reinvested
                                         dividends and
                                         distributions
                                         (2)

-  Generally more  -  Available only  -  Available only  -  Generally more  -  Generally,      -  Generally,      -  Generally
   appropriate        for a limited      to investors       appropriate        available only     available only     closed to new
   for long-term      number of          with a total       for short-term     to employee        to investors       investors
   investors          funds              account            investors          benefit plans      who purchase
                                         balance less                                             through
                                         than $100,000.  -  Purchase                              fee-based
                                         The total          orders limited                        advisory
                                         account value      to amounts                            accounts with
                                         for this           less than                             an approved
                                         purpose            $1,000,000                            financial
                                         includes all                                             intermediary
                                         accounts                                                 or to any
                                         eligible for                                             current,
                                         Rights of                                                former or
                                         Accumulation.                                            retired
                                                                                                  trustee,
                                                                                                  director,
                                                                                                  officer or
                                                                                                  employee (or
                                                                                                  immediate
                                                                                                  family member
                                                                                                  of a current,
                                                                                                  former or
                                                                                                  retired
                                                                                                  trustee,
                                                                                                  director,
                                                                                                  officer or
                                                                                                  employee) of
                                                                                                  any AIM Fund
                                                                                                  or of Invesco
                                                                                                  Ltd. or any
                                                                                                  of its
                                                                                                  subsidiaries.

----------
(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations increased administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), no longer accepts transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class are unavailable for purchase by AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                  THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  THE AIM FUNDS

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $   25,000        5.50%          5.82%
$ 25,000 but less than $   50,000        5.25           5.54
$ 50,000 but less than $  100,000        4.75           4.99
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $   50,000        4.75%          4.99%
$ 50,000 but less than $  100,000        4.00           4.17
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $  100,000        1.00%          1.01%
$100,000 but less than $  250,000        0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-----------------------             --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

                                  THE AIM FUNDS

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested only into Class A shares with no initial sales charge.

     This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

     In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

                                  THE AIM FUNDS

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN
AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                          5%        1%
Second                         4        None
Third                          3        None
Fourth                         3        None
Fifth                          2        None
Sixth                          1        None
Seventh and following         None      None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

                                  THE AIM FUNDS

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                      INITIAL     ADDITIONAL
                                                                    INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                      PER FUND      PER FUND
---------------                                                     ----------   -----------
Asset or fee-based accounts managed by your financial advisor          None          None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans      None          None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor
   is purchasing shares through a systematic purchase plan            $   25         $25
All other accounts if the investor is purchasing shares through a
   systematic purchase plan                                               50          50
IRAs, Roth IRAs and Coverdell ESAs                                       250          25
All other accounts                                                     1,000          50

Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                              OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                              ------------------                                   --------------------
Through a Financial Advisor   Contact your financial advisor.                      Contact your financial advisor.

By Mail                       Mail completed account application and check to      Mail your check and the remittance slip from your
                              the transfer agent, Invesco Aim Investment           confirmation statement to the transfer agent.
                              Services, Inc., P.O. Box 4739, Houston, TX           Invesco Aim does NOT accept the following types
                              77210-4739. Invesco Aim does NOT accept the          of payments: Credit Card Checks, Third Party
                              following types of payments: Credit Card Checks,     Checks, and Cash*.
                              Third Party Checks, and Cash*.

By Wire                       Mail completed account application to the transfer   Call the transfer agent to receive a reference
                              agent. Call the transfer agent at (800) 959-4246     number. Then, use the wire instructions provided
                              to receive a reference number. Then, use the wire    below.
                              instructions provided below.

Wire Instructions             Beneficiary Bank ABA/Routing #: 021000021
                              Beneficiary Account Number: 00100366807
                              Beneficiary Account Name: Invesco Aim Investment
                              Services, Inc.
                              RFB: Fund Name, Reference #
                              OBI: Your Name, Account #

By Telephone                  Open your account using one of the methods           Select the Bank Account Information option on
                              described above.                                     your completed account application or complete a
                                                                                   Systematic Options and Bank Information Form.
                                                                                   Mail the application or form to the transfer
                                                                                   agent. Once the transfer agent has received the
                                                                                   form, call the transfer agent at the number below
                                                                                   to place your purchase order.

Automated Investor Line       Open your account using one of the methods           Call the Invesco Aim 24-hour Automated Investor
                              described above.                                     Line at 1-800-246-5463. You may place your order
                                                                                   after you have provided the bank instructions
                                                                                   that will be requested.

By Internet                   Open your account using one of the methods           Access your account at www.invescoaim.com. The
                              described above.                                     proper bank instructions must have been provided
                                                                                   on your account. You may not purchase shares in
                                                                                   retirement accounts on the internet.

----------
* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check,

                                  THE AIM FUNDS

and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial Advisor   Contact your financial advisor or intermediary (including your retirement plan administrator).
or Other Intermediary

By Mail                       Send a written request to the transfer agent which includes:

                              -    Original signatures of all registered owners/trustees;

                              -    The dollar value or number of shares that you wish to redeem;

                              -    The name of the fund(s) and your account number; and

                              -    Signature guarantees, if necessary (see below).

                              The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone                  Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

                              -    Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have not previously declined the telephone redemption privilege.

                              You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone.
                              Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor Line       Call the Invesco Aim 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.

By Internet                   Place your redemption request at www.invescoaim.com. You will be allowed to redeem by Internet if:

                              -    You do not hold physical share certificates;

                              -    You can provide proper identification information;

                              -    Your redemption proceeds do not exceed $250,000 per fund; and

                              -    You have already provided proper bank information.

                              Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-------------             -----------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

----------
* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                  THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                  THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

     The Balanced-Risk Allocation Fund may invest up to 25% of its total assets in shares of its Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the fund, which require, among other things, that each of the Subsidiary's portfolio investments be marked-to-market (that is, the value on the Subsidiary's books changes) each business day to reflect changes in the market value of the investment.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

                                  THE AIM FUNDS

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available with respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, for dividends derived from a fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and

                                  THE AIM FUNDS

access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and

                                  THE AIM FUNDS

Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). When issued, annual and semiannual reports to shareholders will contain additional information about the fund's investments. The fund's annual report will discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also will file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, will be available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:        (800) 959-4246
On the Internet:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: HTTP://WWW.INVESCOAIM.COM


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM Disciplined Equity Fund
  SEC 1940 Act file number: 811-01424
------------------------------------------------------

invescoaim.com  DEQ-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]

                         ATLANTIC WHITEHALL GROWTH FUND,
                  A PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST

                               4400 COMPUTER DRIVE
                      WESTBOROUGH, MASSACHUSETTS 01581-5120


                                                                 August 11, 2009


Dear Shareholder:

     We are seeking your approval to combine your fund, the Atlantic Whitehall Growth Fund (your "Fund") with the AIM Large Cap Growth Fund ("Buying Fund") pursuant to an Agreement and Plan of Reorganization (the "Agreement"). Under the Agreement your Fund will sell all of its assets and accrued liabilities to Buying Fund in exchange for shares of Buying Fund (the "Reorganization"). At the closing of the Reorganization, you will receive shares of Buying Fund and the shares of your Fund will be cancelled.

     Stein Roe Investment Counsel, Inc. (also known as Atlantic Trust Private Wealth Management), the investment adviser to the Fund, has concluded that the Reorganization is appropriate and desirable. Your Board of Trustees has approved the Reorganization and determined that the reorganization is in the best interest of shareholders. The attached Proxy Statement and Prospectus seeks your approval of the Reorganization.

     We are also seeking your approval of an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust (the "Trust Instrument") that will permit the Board of Trustees to liquidate and terminate your Fund without seeking additional shareholder approval. If shareholders do not approve the Reorganization, this amendment will enable your Board to liquidate your Fund without incurring the expense of soliciting a second proxy and holding a second shareholder meeting.

     After careful consideration, the Board of Trustees of Atlantic Whitehall Funds Trust has approved the Agreement and Reorganization as well as the amendment to the Trust Instrument of Atlantic Whitehall Funds Trust. They recommend that you vote FOR both proposals.

     The enclosed Proxy Statement and Prospectus describes the Reorganization and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. The enclosed materials also elaborate on the terms of the amendment to the Trust Instrument. You should review these materials carefully.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling
(888) 605-1958. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., reminding you to vote.

Sincerely,

/s/ Jeffrey S. Thomas

Jeffrey S. Thomas
President

                         ATLANTIC WHITEHALL GROWTH FUND,
                  A PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST

                               4400 COMPUTER DRIVE
                      WESTBOROUGH, MASSACHUSETTS 01581-5120

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2009

     We cordially invite you to attend our Special Meeting of Shareholders to:


     1. Approve an Agreement and Plan of Reorganization under which all of the assets the of the Atlantic Whitehall Growth Fund (the "Fund"), an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), will be transferred to the AIM Large Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). In exchange for the assets of the Fund, Buying Fund will assume accrued liabilities of the Fund and will issue Class A shares of Buying Fund to the holders of Distributor Class shares of the Fund and Class Y shares of Buying Fund to the holders of Institutional Class shares of the Fund.



     2. Approve an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust to authorize the Board of Trustees of Trust, in the event that the Reorganization is not approved, to liquidate and terminate the Fund without additional approval by Fund shareholders.



     3. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.


     We are holding the Special Meeting at 50 Rockefeller Plaza, 15(th) Floor, New York, NY 10020 on September 14, 2009 at 10:00 a.m. Eastern Standard Time.

     Shareholders of record as of the close of business on July 31, 2009 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

/s/ Gabrielle Bailey

Gabrielle Bailey
Secretary


August 11, 2009

                              QUESTIONS AND ANSWERS

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS

     The following questions and answers provide an overview of the proposal to reorganize the Atlantic Whitehall Growth Fund into the AIM Large Cap Growth Fund and the proposal to amend the Trust Instrument of Atlantic Whitehall Funds Trust to permit the Board of Trustees of the Atlantic Whitehall Growth Fund to liquidate the Fund without additional approval by shareholders. While we strongly encourage you to read the full text of the enclosed combined proxy statement/prospectus (the "Proxy Statement/Prospectus"), we are also providing you with a brief overview of the subjects of the shareholder vote. Your vote is important.


Q. WHAT ARE SHAREHOLDERS OF THE ATLANTIC WHITEHALL GROWTH FUND BEING ASKED TO VOTE UPON?



A. Atlantic Whitehall Growth Fund shareholders are being asked to vote separately on the following two proposals.



     Proposal 1 - shareholders are being asked to consider and approve an Agreement and Plan of Reorganization ("Agreement") under which all of the assets of the Atlantic Whitehall Growth Fund (the "Fund"), an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), will be transferred to the AIM Large Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). In exchange for the assets of the Fund, Buying Fund will assume accrued liabilities of the Fund, the shares of the Fund that you own will be cancelled and, in their place, you will receive shares of Buying Fund (the "Reorganization").



     Proposal 2 - shareholders are being asked to approve an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust that will permit the Board of Trustees of Trust (the "Board"), in the event that the Reorganization is not approved, to liquidate and terminate the Atlantic Whitehall Growth Fund without approval by its shareholders (the "Amendment"). In a liquidation, your Fund's assets would be converted to cash and, after paying or providing for your Fund's expenses and liabilities, the proceeds would be distributed to shareholders. The Board would consider liquidating and terminating the Fund only if the Reorganization (Proposal 1) is not approved by shareholders.



Q.   WHY HAS THE REORGANIZATION BEEN RECOMMENDED?



A. The Board recommends the Reorganization because it recognizes that continued viability of the Fund as a stand-alone investment option is questionable due to the substantial outflow of assets. The Board determined that the Reorganization would be in the best interest of shareholders and that no dilution of value would result to shareholders from the Reorganization. In making this determination, the Board considered, among other things, the continuity of portfolio management, the significant management resources, research capabilities and fund distribution capabilities of Invesco Aim Advisors, Inc. and its affiliates, the wide array of funds in the AIM Family of Funds(R) into which shareholders could exchange their shares, the expense ratios of Buying Fund, the future prospects of the Fund if the Reorganization was not effected, the potential to spread relatively fixed costs over a larger asset base and the anticipated tax-free nature of the Reorganization.



Q.   HOW IS THE FUND PROPOSED TO BE REORGANIZED?



A. The Reorganization contemplates that Buying Fund will issue Class A shares to the Distributor Class shareholders of the Fund and Class Y shares to the Institutional Class shareholders of the Fund. Fund shareholders who receive Class Y shares of Buying Fund in connection with the Reorganization may be eligible to exchange those shares for Institutional Class shares of Buying Fund following the Reorganization. In order to qualify for this special exchange privilege, Fund shareholders must be otherwise eligible to purchase Institutional Class shares of Buying Fund and must complete the exchange no later than December 15, 2009. See "Summary - Comparison of Exchange Privileges and Special Exchange Privilege" in the Proxy Statement/Prospectus for additional details about this exchange privilege.


     YOUR FUND         BUYING FUND
     ---------         -----------
 Distributor Class       Class A
Institutional Class      Class Y

Q.   WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?



A. A special meeting of shareholders is scheduled to occur on September 14, 2009 ("Special Meeting"). If all necessary approvals are obtained, the proposed Reorganization will likely take place immediately before the opening of business on September 21, 2009.



Q. ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUND AND BUYING FUND OR THE PORTFOLIO MANAGERS OF THE TWO FUNDS?



A. The Fund and Buying Fund have substantially similar investment objectives, policies and restrictions. Generally, both seek long-term growth of capital. Buying Fund seeks to achieve its objective by investing in securities of large-capitalization companies. Your Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of publicly-traded companies and focuses on large-capitalization companies. In addition, the portfolio managers of your Fund and Buying Fund are the same individuals.



Q. ARE THERE ANY SIGNIFICANT DIFFERENCES IN THE ANNUAL FUND OPERATING EXPENSES OF THE FUND AND BUYING FUND?



A. No. Based on the Fee Table found in the section entitled "Summary-Comparison of Fees and Expenses," the pro forma net annual fund operating expenses of Buying Fund's Class A and Class Y shares are actually five basis points less than the net annual fund operating expenses of your Fund's Distributor Class and Institutional Class shares. The Board of Trustees of Trust considered the annual fund operating expenses of Distributor Class and Institutional Class shares your Fund and Class A and Class Y shares of Buying Fund calculated as of the fiscal year end of each fund, as well as calculated as of March 31, 2009. For additional information on Board considerations see "Proposal 1 - Additional Information About the Agreement - Board Considerations."



Q. WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?



A. No. The full value of your shares of the Fund will be exchanged for shares of Buying Fund without any sales load, commission or other transactional fee being imposed. Distributor Class shareholders of the Fund will receive Class A shares of Buying Fund as part of the Reorganization and will not pay the front end sales charge or be subject to the contingent deferred sales charge that might otherwise apply to Class A shares. Additionally, shareholders receiving Class A shares as part of the Reorganization will not be subject to a front end sales charge or contingent deferred sales charge for future Class A purchases in the same account. Institutional Class shareholders of the Fund will receive Class Y shares of Buying Fund, which do not charge a sales load.



Q.   WHAT IF I DO NOT WISH TO PARTICIPATE IN THE REORGANIZATION?



A. If you do not wish to have your Fund shares exchanged for shares of Buying Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.



Q.   WHY ARE YOU SENDING ME THIS INFORMATION?



A. You are receiving this Proxy Statement/Prospectus because you own shares in the Fund and have the right to vote on these very important Proposals concerning your investment.



Q.   WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER OF THE
FUND?



A. Immediately after the Reorganization, shareholders of the Fund will own shares of the corresponding class of Buying Fund that are equal in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization.

     Buying Fund will offer similar shareholder services as the Fund. The following table identifies those service providers that service Buying Fund which are different from the service providers that service your Fund:


                                   YOUR FUND                      BUYING FUND
                                   ---------                      -----------
Adviser                    Stein Roe Investment        Invesco Aim Advisors, Inc.
                           Counsel, Inc. (also known
                           as Atlantic Trust Private
                           Wealth Management)

Sub-Advisers               None                        See "Summary-Comparison of
                                                       Management" for a description of
                                                       the role of sub-advisors in
                                                       providing investment advice to
                                                       Buying Fund.

Administrator              PNC Global Investment       Invesco Aim Advisors, Inc.
                           Servicing

Transfer Agent             PNC Global Investment       Invesco Aim Investment Services,
                           Servicing                   Inc.

Sub-Transfer               None                        Invesco Trimark
Agent

Distributor                PFPC Distributors, Inc.     Invesco Aim Distributors, Inc.

Auditor                    Ernst & Young LLP           PricewaterhouseCoopers LLP




Q.   WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?



A. Buying Fund and the Fund anticipate that the Reorganization will qualify as a tax-free Reorganization. In connection with the closing of the Reorganization, Buying Fund and your Fund expect to receive an opinion from Stradley Ronon Stevens & Young, LLP to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Agreement constitute a tax-free reorganization for federal income tax purposes (although there can be no assurances that the Internal Revenue Service will adopt a similar position).



Q.   WILL THE REORGANIZATION TAKE PLACE IF IT IS DETERMINED TO BE TAXABLE?



A. It may. If Fund shareholders vote to approve the Reorganization and the Reorganization is determined to be taxable to the Fund or its shareholders, then the Boards of Trustees of the Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of the Fund and Buying Fund. In the event that the Boards of Trustees of the Fund and Buying Fund decide to proceed with the Reorganization, shareholders will not be re-solicited and the Reorganization will proceed as described in the Proxy Statement/Prospectus. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.



Q.   WHAT WILL HAPPEN IF SHAREHOLDERS FAIL TO APPROVE THE REORGANIZATION?



A. If the shareholders of the Fund do not approve the Reorganization, the Board may consider other possible courses of action for the Fund, including liquidation. If shareholders do not approve the Reorganization but do approve the Amendment, the Board would be permitted to liquidate and terminate the Fund without seeking shareholder approval. If neither the Reorganization nor the Amendment is approved and the Board recommends liquidation of the Fund, shareholders will again be solicited by a new proxy statement to vote on the liquidation proposal.



Q.   HOW DO THE TRUSTEES OF THE FUND RECOMMEND THAT I VOTE?



A. After careful consideration, the Trustees of the Fund recommend that you vote "FOR" Proposal 1, the Reorganization, and Proposal 2, the Amendment. A summary of the Trustees' considerations for Proposal 1 and Proposal 2 is provided in the enclosed Combined Proxy Statement/Prospectus in the sections entitled "Proposal 1 - Additional Information About the Agreement - Board Considerations" and "Proposal 2 - Amendment to Trust Instrument - Board Considerations," respectively.

Q. WILL MY FUND PAY FOR THIS PROXY SOLICITATION OR FOR THE COSTS OF THE REORGANIZATION?



A. No. The Fund will not bear these costs. Invesco Aim and Stein Roe will bear all costs arising in connection with the Reorganization. However, both the Fund and Buying Fund may incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization. These fees and costs are reflected in the net asset value of the Fund and Buying Fund, as applicable, as they are incurred.


     If neither the Reorganization nor the Amendment is approved and the Board determines liquidation to be the best course of action, it is possible that shareholders may bear the cost of a separate proxy solicitation that seeks shareholder approval to liquidate the Fund.


Q.   WHAT IS THE REQUIRED VOTE TO APPROVE THE REORGANIZATION AND THE AMENDMENT?



A. Proposal 1 - Approval of the Reorganization, requires a 1940 Act Majority vote, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund.



     Proposal 2 - Approval of the Amendment requires the vote of a majority of the issued and outstanding shares of your Fund voted in person or by proxy. A quorum of shareholders is necessary to vote on Proposal 2. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the record date, July 31, 2009 ("Record Date"), are present at the Special Meeting in person or by proxy.



Q.   HOW DO I VOTE MY SHARES?



A.   For your convenience, there are several ways you can vote:



     - Voting in Person: If you attend the Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call Trust at (800) 994-2533 if you plan to attend the Special Meeting.



     - Voting by Proxy: Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR Proposal 1, the Reorganization, and FOR Proposal 2, the Amendment, as recommended by the Board, and in accordance with management's recommendation on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting. If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.



     - Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

Q.   HOW MANY VOTES AM I ENTITLED TO CAST?



A. Shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares) for each Proposal.



Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT/PROSPECTUS?



A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call Trust at (800) 994-2533 or call D.F. King & Co., Inc., our proxy solicitor, at (888) 605-1958.



Q.   MAY I SUBMIT A SHAREHOLDER PROPOSAL TO THIS SPECIAL MEETING?



A. As a general matter, Trust is not required, and does not intend, to hold a regular annual meeting of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in Trust's proxy statement for the next meeting of shareholders of Trust should send the shareholder's written proposal to Trust's offices at 4400 Computer Drive, Westborough, Massachusetts 01581-5120, Attention: Secretary, in advance of such meeting, within a reasonable time before Trust begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in Trust's proxy statement and proxy card relating thereto, and presented at the meeting.

    ATLANTIC WHITEHALL GROWTH FUND,            AIM LARGE CAP GROWTH FUND,
            A PORTFOLIO OF                           A PORTFOLIO OF
    ATLANTIC WHITEHALL FUNDS TRUST                  AIM EQUITY FUNDS
          4400 COMPUTER DRIVE                 11 GREENWAY PLAZA, SUITE 100
 WESTBOROUGH, MASSACHUSETTS 01581-5120          HOUSTON, TEXAS 77046-1173
            (800) 994-2533                           (800) 959-4246




                     COMBINED PROXY STATEMENT AND PROSPECTUS
                                 AUGUST 11, 2009



     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of the Atlantic Whitehall Growth Fund. The Special Meeting will be held at 50 Rockefeller Plaza, 15(th) Floor, New York, NY 10020 on September 14, 2009 at 10:00 a.m. Eastern Standard Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 14, 2009 to all shareholders entitled to vote at the Special Meeting.


     At the Special Meeting, we are asking shareholders of the Atlantic Whitehall Growth Fund (your "Fund") to consider and approve two proposals:


     1. An Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of Atlantic Whitehall Funds Trust ("Trust"), with AIM Large Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"), an investment company registered under the Investment Company Act of 1940, as amended (the "Reorganization"); and



     2. An amendment to the Trust Instrument of Trust that will permit the Board of Trustees to liquidate and terminate your Fund without approval by shareholders (the "Amendment"). In a liquidation, your Fund's assets would be converted to cash and, after paying or providing for your Fund's expenses and liabilities, the proceeds would be distributed to shareholders. The Board would consider liquidating your Fund only if the first proposal, the Reorganization, is not approved by shareholders.


     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume accrued liabilities of your Fund and Buyer will issue Class A shares of Buying Fund to the holders of Distributor Class shares of your Fund and Class Y shares of Buying Fund to the holders of Institutional Class shares of your Fund.


     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction but may still proceed in the event it is not tax-free (see the "Additional Information About the Agreement - Other Terms" section of this Proxy Statement/Prospectus). No sales charges will be imposed in connection with the Reorganization.


     The Board of Trustees of Trust (the "Board") approved the Agreement and the Reorganization and determined that it is in the best interests of your Fund and its shareholders. The Board also approved the Amendment.

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Reorganization and the Amendment. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.


     The Prospectuses of your Fund (Distributor Class and Institutional Class shares) dated April 1, 2009, together with the related Statement of Additional Information dated April 1, 2009 (together, the "Selling Fund Prospectuses"), are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectuses are incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund applicable to Class A and Class Y shares dated February 27, 2009 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated February 27, 2009, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and is attached to this Proxy Statement/Prospectus as Appendix III. The Statement of Additional Information relating to the Reorganization dated August 11, 2009 also is incorporated by reference into this Proxy Statement/Prospectus.

The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.


     Copies of the Buying Fund Prospectus and the Prospectuses of your Fund and the related Statements of Additional Information are available without charge by writing to Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. The annual report of your Fund, incorporated by reference into the Statement of Additional Information relating to the Reorganization, is available without charge by writing to Trust at 4400 Computer Drive, Westborough, MA 01580-5120 or by calling Trust at (800) 994-2533. Additional information about your Fund and Buying Fund may be obtained on the Internet at www.atlantictrust.com/awf and www.invescoaim.com, respectively.



THESE SECURITIES  HAVE NOT BEEN  APPROVED OR  DISAPPROVED BY THE  SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION PASSED
      UPON THE  ACCURACY OR  ADEQUACY OF THIS  PROXY STATEMENT/PROSPECTUS.
         ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                                          PAGE
                                                                          ----
PROPOSAL 1.............................................................     1

SUMMARY................................................................     1

     The Reorganization...............................................      1
     Comparison of Investment Objectives and Principal Strategies.....      2
     Comparison of Performance........................................      4
     Comparison of Fees and Expenses..................................      7
     Comparison of Management.........................................      9
     Comparison of Sales Charges......................................     11
     Comparison of Distribution and Service Fees......................     11
     Comparison of Purchase and Redemption Procedures.................     11
     Comparison of Exchange Privileges and Special Exchange
          Privilege....................................................    12
     Comparison of Multiple Class Structures..........................     13
     Comparison of Timing of Distributions............................     13

RISK FACTORS...........................................................    13

     Risks Associated with Buying Fund................................     13
     Comparison of Risks of Buying Fund and Your Fund.................     13

INFORMATION ABOUT BUYING FUND..........................................    14

     Description of Buying Fund Shares................................     14
     Other Service Providers..........................................     14
     Financial Highlights.............................................     14

ADDITIONAL INFORMATION ABOUT THE AGREEMENT.............................    14

     Terms of the Reorganization......................................     14
     The Reorganization...............................................     15
     Board Considerations.............................................     15
     Other Terms......................................................     17
     Federal Income Tax Consequences..................................     18
     Accounting Treatment.............................................     20

RIGHTS OF SHAREHOLDERS.................................................    21

CAPITALIZATION.........................................................    22

LEGAL MATTERS..........................................................    22

ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND.................    22

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION..........    23

PENDING LITIGATION.....................................................    23

PROPOSAL 2.............................................................    23

AMENDMENT TO TRUST INSTRUMENT..........................................    23

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING.......................    24

     Proxy Statement/Prospectus.......................................     24
     Quorum Requirement and Adjournment...............................     24
     Proxy Solicitation...............................................     25
     Other Matters....................................................     25
     Ownership of Shares..............................................     25
     Security Ownership of Management and Trustees....................     25

Exhibits and Appendices

EXHIBIT A.....        Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT B.....                                    Ownership of Shares of Your Fund
EXHIBIT C.....                                  Ownership of Shares of Buying Fund

APPENDIX I....                                Agreement and Plan of Reorganization
APPENDIX II...    Financial Highlights of Buying Fund (Class A and Class Y shares)
APPENDIX III..              Prospectus of Buying Fund (Class A and Class Y shares)



     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA, INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF INVESCO AIM MANAGEMENT GROUP, INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF INVESCO AIM MANAGEMENT GROUP, INC. AND INVESCO TRIMARK LTD.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

                                   PROPOSAL 1

                            APPROVAL OF THE AGREEMENT

                      TO COMBINE YOUR FUND AND BUYING FUND

                                     SUMMARY

     The Board, including the independent trustees, after determining that the Reorganization is in the best interest of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization, has recommended that you vote in favor of the Reorganization. Your Fund and Buying Fund have similar investment objectives and strategies. Buying Fund invests in large capitalization companies and, while your Fund may invest in companies of any size, it places an emphasis on high-quality large capitalization companies. In addition, both your Fund and Buying Fund are managed by the same portfolio managers, who are dual employees of Stein Roe and Invesco Aim. The Board believes that a larger combined fund may have greater market presence and, in time, may achieve greater operating efficiencies. The Board also noted that Buying Fund has lower portfolio turnover and an enduring and stable investment process. For additional information concerning the factors the Board considered in approving the Reorganization, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain similarities and differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume accrued liabilities of your Fund, and Buyer will issue Class A shares of Buying Fund to the holders of the Distributor Class shares of your Fund and Class Y shares of Buying Fund to the holders of Institutional Class shares of your Fund. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     We anticipate that the Reorganization will be tax-free for Federal income tax purposes. Should this be the case, Trust and Buyer will receive an opinion of Stradley Ronon Stevens & Young, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes and shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences." If Fund shareholders vote to approve the Reorganization and the Reorganization is determined to be taxable to your Fund or its shareholders, then the Boards of Trustees of your Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of your Fund and Buying Fund. In the event that the Boards of Trustees of your Fund and Buying Fund decide to proceed with the Reorganization, shareholders will not be re-solicited and the Reorganization will proceed as described in this Proxy Statement/Prospectus. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the

Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     The chart below provides a summary for comparison purposes of the investment advisor and sub-advisors, portfolio managers, investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.



                     ATLANTIC WHITEHALL GROWTH FUND      AIM LARGE CAP GROWTH FUND
                              (YOUR FUND)                      (BUYING FUND)
INVESTMENT ADVISOR  Stein Roe Investment Counsel,     Invesco Aim Advisors, Inc.
                    Inc. (also known as Atlantic      ("Invesco Aim")
                    Trust Private Wealth
                    Management) ("Stein Roe").

PORTFOLIO MANAGERS  Messrs. Geoffrey Keeling and      Messrs. Geoffrey Keeling and
                    Robert Shoss are dual employees   Robert Shoss are dual employees
                    of Stein Roe and Invesco Aim      of Stein Roe and Invesco Aim
                    and are the lead portfolio        and are primarily responsible
                    managers of your Fund.            for the day-to-day management
                                                      of Buying Fund.

INVESTMENT SUB-     None                              -     Invesco Asset Management
ADVISORS                                                    Deutschland GmbH

                                                      -     Invesco Asset Management
                                                            Limited

                                                      -     Invesco Asset Management
                                                            (Japan) Limited

                                                      -     Invesco Austraila Limited

                                                      -     Invesco Global Asset
                                                            Management (N.A.), Inc.

                                                      -     Invesco Hong Kong Limited

                                                      -     Invesco Institutional
                                                            (N.A.), Inc.

                                                      -     Invesco Senior Secured
                                                            Management, Inc.

                                                      -     Invesco Trimark Ltc.

                                                      See "Summary-Comparison of
                                                      Management" for a description
                                                      of the role of sub-advisors in
                                                      providing investment advice to
                                                      Buying Fund.

INVESTMENT          Long-term capital appreciation    Long-term growth of capital
OBJECTIVES

INVESTMENT          -     Intends to invest           -     Invests, normally, at
STRATEGIES                primarily in a                    least 80% of its assets
                          diversified portfolio of          in securities of large-
                          common stocks of                  capitalization companies.
                          publicly-traded, U.S.
                          companies that have         -     May focus on securities
                          market capitalizations of         of companies with market
                          $4 billion or greater at          capitalizations that are
                          the time of purchase.             within the top 50% of
                                                            stocks in the Russell
                    -     May invest in securities          1000(R) Index at the time
                          without regard to market          of purchase.
                          capitalization, but
                          places an emphasis on
                          high-quality large
                          capitalization companies
                          with above average growth
                          prospects.

                    -     May also invest in the      -     Invests primarily in
                          common stock, convertible         marketable equity
                          securities, preferred             securities, including
                          stocks and warrants of            convertible securities,
                          any U.S. company, the             but its investments may
                          equity securities of              include other securities,
                          foreign companies (if             such as synthetic
                          traded "over-the-                 instruments and may
                          counter") and American            invest up to 25% of its
                          depositary receipts.              total assets in foreign
                                                            securities.  Synthetic
                    -     At all times, at least            instruments are
                          65% of its total assets           investments that have
                          will consist of one or            economic characteristics
                          more of the types of              similar to Buying Fund's
                          securities described in           direct investments, and
                          the two preceding bullet          may include warrants,
                          points.                           futures, options,
                                                            exchange-traded funds and
                                                            American Depositary
                                                            Receipts.

                                                      -     Considers a company to be
                                                            a large-capitalization
                                                            company if it has a
                                                            market capitalization, at
                                                            the time of purchase, no
                                                            smaller than the smallest
                                                            capitalized company
                                                            included in the Russell
                                                            1000(R) Index during the
                                                            most recent 11-month
                                                            period (based on month-
                                                            end data) plus the most
                                                            recent data during the
                                                            current month.

                    -     May invest up to 25% of     -     Buying Fund does not
                          its total assets in debt          invest in debt securities
                          obligations in the top            as part of its principal
                          four rating categories as         investment strategies.
                          measured by Moody's
                          Investors Services, Inc.
                          or Standard & Poor's
                          Ratings Group.

                    -     No limitation as to
                          average maturity of the
                          debt obligations it holds
                          or as to maturity of
                          individual debt
                          obligations.

                    -     Pursues its objective by    -     Portfolio managers
                          primarily investing in a          purchase securities of a
                          diversified group of 50-          limited number of large-
                          80 common stocks selected         cap companies that they
                          for their total return            believe have the
                          potential based upon the          potential for above-
                          sustainability of their           average growth in
                          growth prospects. Each            revenues and earnings.
                          stock selected will be            The portfolio managers
                          based on certain factors,         consider whether to sell
                          including but not limited         a particular security
                          to: (1) the company's             when they believe the
                          fundamental business              security no longer has
                          outlook and competitive           that potential.
                          position, (2) the
                          valuation of the security
                          relative to its own
                          historical norms, to the
                          industry in which the
                          company competes, and to
                          the market as a whole,
                          and (3) the prospective
                          earnings growth profile
                          expected to be generated
                          by the company.
                    -     For risk management and     -     Typically maintains a
                          cash management purposes,         portion of its assets in
                          it may hold debt                  cash, which is generally
                          obligations, U.S.                 invested in money market
                          Government securities, or         funds advised by Invesco
                          cash or cash equivalents.         Aim.  Cash is held to
                                                            handle its daily cash
                                                            needs, which include
                                                            payment of fund expenses,
                                                            redemption requests and
                                                            securities transactions.
                                                            The amount of cash held
                                                            may increase if a
                                                            temporary defensive
                                                            position is taken.
                    -     Except for temporary or     -     May take a temporary
                          defensive purposes it             defensive position when
                          will not hold more than           it receives unusually
                          20% of its total assets           large redemption
                          in the form of cash or            requests, or if there are
                          cash equivalents at any           inadequate investment
                          given time.                       opportunities due to
                                                            adverse market, economic,
                                                            political or other
                                                            conditions.
                    -     The fund is diversified.    -     The fund is diversified.



COMPARISON OF PERFORMANCE

     The table below illustrates the annual total returns for the last 10 calendar years ended December 31 for Distributor Class and Institutional Class shares of your Fund and Class A shares of Buying Fund. The average annual total returns of Class Y shares of Buying Fund is not shown because Class Y shares have less than a full calendar year of operations. Also included below is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, including a bar chart illustrating its annual total returns, see the "Performance Information" and "Financial Highlights" sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and is attached hereto as Appendix III.

     The tables shown below provide an indication of the risks of investing in Distributor Class and Institutional Class shares of your Fund and Class A and Class Y shares of Buying Fund. Past performance (before and after taxes) is not necessarily an indication of future performance.

     The table below does not reflect the sales load typically applicable to Class A shares of Buying Fund. While generally Class A shares of Buying Fund are subject to a front-end sales load, Class A shares received as a result of the Reorganization will not be subject to a front-end sales load.


-------------------------------------------------------------------------------
              DISTRIBUTOR CLASS SHARES    INSTITUTIONAL CLASS    CLASS A SHARES
                   OF SELLING FUND         SHARES OF SELLING     OF BUYING FUND
     YEARS                                      FUND(1)

-------------------------------------------------------------------------------
      1999              42.54%                   42.54%             n/a(2)
-------------------------------------------------------------------------------
      2000              -2.09%                   -2.09%                8.52%
-------------------------------------------------------------------------------
      2001             -13.00%                  -13.00%              -36.13%
-------------------------------------------------------------------------------
      2002             -27.12%                  -27.12%              -26.46%
-------------------------------------------------------------------------------
      2003              31.85%                   31.85%               29.32%
-------------------------------------------------------------------------------
      2004              -0.47%                   -0.28%                8.87%
-------------------------------------------------------------------------------
      2005               4.35%                    4.68%                6.94%
-------------------------------------------------------------------------------
      2006               5.24%                    5.43%                8.09%
-------------------------------------------------------------------------------
      2007              11.98%                   12.39%               15.49%
-------------------------------------------------------------------------------
      2008             -38.73%                  -38.65%              -38.06%
-------------------------------------------------------------------------------



(1) The returns for the calendar years December 31, 1999 through December 31, 2003 reflect the performance of the Fund's Distributor Class shares. The Fund's Institutional Class shares commenced operations on August 20, 2003.

(2 )  Inception date of Buying Fund was March 1, 1999.

               During the periods shown in the table above:


     - Your Fund's highest quarterly return was 22.37% (quarter ended 12/31/99) (Distributor Class) and the lowest quarterly return was -21.06% (quarter ended 9/30/01) (Distributor Class).



     - For Class A shares of Buying Fund, the highest quarterly return was 26.64% (quarter ended 3/31/00) and the lowest quarterly return was -34.26% (quarter ended 3/31/01).

     The following table compares the performance of Distributor Class and Institutional Class shares of your Fund and Class A and Class Y shares of Buying Fund to that of a broad-based securities market index, a style specific index and a peer group index. Buying Fund's Class A performance reflects the payment of a sales load, however, Class A shares received as a result of the Reorganization will not be subject to the sales load. The indices may not reflect payment of fees, expenses or taxes. Each of your Fund and Buying Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of your Fund and Buying Fund may deviate significantly from the performance of the indices shown below.


  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------
                                                                  SINCE
                                                              INCEPTION(1)
                                                                  OR 10      INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2008)  1 YEAR   5 YEARS       YEARS         DATE
-----------------------------------------  ------   -------       -----         ----
YOUR FUND DISTRIBUTOR CLASS
  Return Before Taxes                      -38.73%   -5.59%       -1.32%
  Return After Taxes on Distributions      -38.73%   -7.34%       -2.55%
  Return After Taxes on Distributions and
     Sale of Fund Shares                   -25.17%   -3.99%       -0.79%

YOUR FUND INSTITUTIONAL CLASS                                                  8/20/03
  Return Before Taxes                      -38.65%   -5.37%       -1.32%(2)
  Return After Taxes on Distributions      -38.66%   -7.12%       -2.55%(2)
  Return After Taxes on Distributions and
     Sale of Fund Shares                   -25.10%   -3.82%       -0.79%(2)

BUYING FUND CLASS A                                                            3/01/99
  Return Before Taxes                      -41.45%   -3.18%       -2.47%
  Return After Taxes on Distributions      -41.45%   -3.18%       -2.47%
  Return After Taxes on Distributions and
     Sale of Fund Shares                   -26.94%   -2.67%       -2.06%

BUYING FUND CLASS Y(3)                                                        10/03/08
  Return Before Taxes                      -38.06%   -2.08%       -1.90%
  Return After Taxes on Distributions      -38.06%   -2.08%       -1.90%
  Return After Taxes on Distributions and
     Sale of Fund Shares                   -24.74%   -1.75%       -1.60%

S&P 500(R) Index(4)                        -36.99    -2.19        -1.50%
Russell 1000(R) Growth Index(4)            -38.44    -3.42        -4.44%
Lipper Large-Cap Growth Funds Index(4)     -41.39    -3.99        -5.05%(5)



----------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The Fund's Distributor Class shares commenced operations on February 1, 1995. The Fund's Institutional Class shares commenced operations on August 20, 2003. The returns for the ten year period ended December 31, 2008 reflect the performance of the Fund's Distributor Class shares.

(3) The returns shown for these periods are the returns of actual performance of Buying Fund's Class Y shares since inception blended with the historical performance of Buying Fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Class A shares. The inception date of Buying Fund's Class Y shares is October 3, 2008. The inception date of Buying Fund's Class A shares is March 1, 1999.

(4) The Standard and Poor's 500 Index (S&P 500(R) Index) is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The Russell 1000(R) Growth Index measures the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) Index. The indices are unmanaged and do not incur the fees associated with a mutual fund, such as investment management and fund administration fees. The indices do not reflect deductions for fees, expenses or taxes.

(5) The Index data is computed from February 28, 1999, the month-end prior to the inception date of Class A shares of Buying Fund.

COMPARISON OF FEES AND EXPENSES

     Fee Table

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Distributor Class shares of your Fund and Class A shares of Buying Fund. Pro forma combined expense ratios of Buying Fund giving effect to the Reorganization are also provided.


                                                               AIM LARGE CAP GROWTH     AIM LARGE CAP GROWTH FUND
                                 ATLANTIC WHITEHALL GROWTH              FUND                  (BUYING FUND)
                                            FUND                   (BUYING FUND)            PRO FORMA COMBINED
                                         (YOUR FUND)              (AS OF 10/31/08            (AS OF 10/31/08
                                      (AS OF 11/30/08)        SUPPLEMENTED 7/1/09)(7)    SUPPLEMENTED 7/1/09)(7)

                                      DISTRIBUTOR CLASS               CLASS A                    CLASS A
                                           SHARES                      SHARES                     SHARES
                                 --------------------------   -----------------------   -------------------------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge (Load)
  Imposed on Purchase (as a
  percentage of offering
  price)                                    None                        5.50%(1)                   5.50%(1)
Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)                  None                        None(2)                    None(2)
Redemption/Exchange Fee
  (as a percentage of amount
  redeemed/exchanged)                       None                        None                       None
ANNUAL FUND OPERATING
  EXPENSES(3)
(expenses that are deducted
  from fund assets)
Management fees                             0.85%                       0.64%                      0.64%
Distribution and/or Service
  (12b-1) Fees                              0.25%                       0.25%                      0.25%
Other Expenses(4)                           0.31%                       0.47%                      0.47%
Acquired Fund Fees and
  Expenses(5)                               0.01%                       0.00%                      0.00%
Total Annual Fund Operating
  Expenses                                  1.42%                       1.36%                      1.36%
Fee Waiver                                  0.01%(6)                    0.00%(7)                   0.00%(7)
Net Annual Fund Operating
  Expenses                                  1.41%                       1.36%                      1.36%



----------

(1) Shareholders receiving Class A shares as a result of the Reorganization will receive the Class A shares at net asset value, with no initial sales charge imposed.

(2) A contingent deferred sales charge may apply in some cases. Class A shares received as a result of the Reorganization and future purchases of Class A shares in the same account will not be subject to a contingent deferred sales charge.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) Your Fund is estimated to incur approximately $33,000 in connection with the Reorganization and Buying Fund will incur approximately $31,000 in connection with the Reorganization. Invesco Aim and Stein Roe will pay 100% of these costs. These reorganization expenses have not been reflected in the table above.

(5) Acquired fund fees and expenses are not fees or expenses incurred by the Fund directly, but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers reflected below in footnotes 6 and 7. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

(6) Effective April 1, 2009, your Fund's adviser contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain your Fund's net expenses (not including any applicable taxes, interest expenses, brokerage commissions, Acquired Fund fees and expenses, and extraordinary expenses) at or below 1.40% for Distributor Class shares until March 31, 2010. Any waivers and/or reimbursements are subject to recoupment by the adviser within the following three years after such waiver or reimbursement, to the extent such recoupment by the adviser would not cause total operating expenses of your Fund to exceed any current expense limitations. Fee waiver has been restated to reflect this agreement.

(7) Effective July 1, 2009, Buying Fund's advisor contractually agreed through at least June 30, 2010 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A shares to 2.00% of average daily net assets. The fee table has been supplemented to reflect the current fee waiver. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above:
        (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by Buying Fund's Board of Trustees; and (vi) expenses that Buying Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which Buying Fund may benefit are in the form of credits that Buying Fund receives from banks where Buying Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by Buying Fund. Fee waiver has been restated to reflect this agreement.

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Institutional Class shares of your Fund and Class Y shares of Buying Fund. Pro forma combined expense ratios of Buying Fund giving effect to the Reorganization are also provided.


                                                              AIM LARGE CAP GROWTH     AIM LARGE CAP GROWTH FUND
                                 ATLANTIC WHITEHALL GROWTH             FUND                   BUYING FUND
                                            FUND                   BUYING FUND             PRO FORMA COMBINED
                                         YOUR FUND               (AS OF 10/31/08            (AS OF 10/31/08
                                      (AS OF 11/30/08)       SUPPLEMENTED 7/1/09)(6)      SUPPLEMENTED 7/1/09)

                                    INSTITUTIONAL CLASS              CLASS Y                    CLASS Y
                                           SHARES                     SHARES                     SHARES
                                 -------------------------   -----------------------   -------------------------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge (Load)
  Imposed on Purchase
  (as a percentage of offering
  price)                                    None                       None                       None
Maximum Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  proceeds, as applicable)                  None                       None                       None
Redemption/Exchange Fee
  (as a percentage of amount
  redeemed/exchanged)                       None                       None                       None
ANNUAL FUND OPERATING
  EXPENSES(1)
(expenses that are deducted
  from fund assets)
Management fees                             0.85%                      0.64%                      0.64%
Distribution and/or Service
  (12b-1) Fees                              None                       None                       None
Other Expenses(2)                           0.31%                      0.47%                      0.47%
Acquired Fund Fees and
  Expenses(3)                               0.01%                      0.00%                      0.00%
Total Annual Fund Operating
  Expenses(4)                               1.17%                      1.11%                      1.11%
Fee Waiver                                  0.01%(5)                   0.00%(6)                   0.00%(6)
Net Annual Fund Operating
  Expenses                                  1.16%                      1.11%                      1.11%



----------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Your Fund is estimated to incur approximately $33,000 in connection with the Reorganization and Buying Fund will incur approximately $31,000 in connection with the Reorganization. Invesco Aim and Stein Roe will pay 100% of these costs. These reorganization expenses have not been reflected in the table above.

(3) Acquired fund fees and expenses are not fees or expenses incurred by the fund directly, but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers reflected below in footnotes 5 and 6. The impact of the acquired fund fees and expenses are included in the total returns of the fund.

(4) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.

(5) Effective April 1, 2009, your Fund's adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain your Fund's net expenses (not including any applicable taxes, interest expenses, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) at or below 1.15% for Institutional Class shares until March 31, 2010. Any waivers and/or reimbursements made are subject to recoupment by the adviser within the following three years after such waiver or reimbursement, to the extent such recoupment by the adviser would not cause total operating expenses of your Fund to exceed any current expense limitations. Fee waiver has been restated to reflect this agreement.

(6) Effective July 1, 2009, Buying Fund's advisor contractually agreed through at least June 30, 2010 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class Y shares to 1.75% of average daily net assets. The fee table has been supplemented to reflect the current fee waiver. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above:
        (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by Buying Fund's Board of Trustees; and (vi) expenses that Buying Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which Buying Fund may benefit are in the form of credits that Buying Fund receives from banks where Buying Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by Buying Fund. Fee waiver has been restated to reflect this agreement

     Expense Example

     This Example is intended to help you compare the costs of investing in different classes of your Fund and Buying Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of Buying Fund giving effect to the reorganization of your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.


     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:





     YOUR FUND DISTRIBUTOR CLASS SHARES -- BUYING FUND CLASS A SHARES


     You would pay the following expenses if you redeemed your shares:

                                                        ONE   THREE    FIVE      TEN
                                                       YEAR   YEARS    YEARS    YEARS
                                                       ----   -----   ------   ------
ATLANTIC WHITEHALL GROWTH FUND (YOUR FUND)
Distributor Class....................................  $144    $448     $775   $1,701
AIM LARGE CAP GROWTH FUND (BUYING FUND)*
Class A..............................................  $681    $957   $1,254   $2,095
AIM LARGE CAP GROWTH FUND (BUYING FUND) -- PRO FORMA
COMBINED*
Class A..............................................  $681    $957   $1,254   $2,095


* The numbers reflected in the table above for Class A shares of Buying Fund, as well as Class A shares of Buying Fund -- Pro Forma Combined, include the 5.50% sales charge imposed on purchases of Class A shares. Class A shares received as a result of the Reorganization and future purchases of Class A shares in same account will not be subject to the 5.50% sales charge. If the 5.50% sales charge were not included in the table above, shareholders receiving Class A shares as a result of the Reorganization would pay $138, $431, $745 and $1,635 for the One, Three, Five and Ten Year periods.

     YOUR FUND INSTITUTIONAL CLASS SHARES -- BUYING FUND CLASS Y SHARES

     You would pay the following expenses if you redeemed your shares:


                                                          ONE   THREE    FIVE     TEN
                                                         YEAR   YEARS   YEARS    YEARS
                                                         ----   -----   -----   ------
ATLANTIC WHITEHALL GROWTH FUND (YOUR FUND)
Institutional Class....................................  $118    $371    $643   $1,419
AIM LARGE CAP GROWTH FUND (BUYING FUND)
Class Y................................................  $113    $353    $612   $1,352
AIM LARGE CAP GROWTH FUND (BUYING FUND) -- PRO FORMA
  COMBINED
Class Y................................................  $113    $353    $612   $1,352



     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

COMPARISON OF MANAGEMENT

     Currently, the portfolio managers for both your Fund and Buying Fund are Messrs. Geoffrey Keeling and Robert Shoss, who are dual employees of Stein Roe and Invesco Aim. Mr. Keeling joined Invesco Aim in 1995 as an equities analyst specializing in large-cap stocks, and assumed his current responsibilities as a senior portfolio manager and a co-manager of various AIM Funds in 1999. Mr. Shoss also joined Invesco Aim in 1995 as an analyst, and assumed his current responsibilities as a senior portfolio manager and a co-manager of various AIM Funds in 1999.

     Stein Roe, a registered investment adviser, provides investment advisory services to your Fund. Stein Roe's principal office is located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. Stein Roe is part of the Atlantic Trust Private Wealth Management Division ("ATPWM"). The entities comprising ATPWM manage wealth for individuals and families, and provide asset management services to foundations and endowments. As of March 31, 2009, Stein Roe managed approximately $5.89 billion in assets of ATPWM's $12.98 billion in assets. During the fiscal year ended November 30, 2008, Stein Roe received 0.79%, net of applicable fee waivers and inclusive of any applicable recoupment, for providing investments advisory services to your Fund.

     Invesco Aim serves as Buying Fund's investment advisor and manages the investment operations of Buying Fund and has agreed to perform or arrange for the performance of Buying Fund's day-to-day management. Invesco Aim is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Invesco Aim has acted as an investment advisor since its organization in 1976. As of March 31, 2009, Invesco Aim had $138 billion under management. During the fiscal year ended October 31, 2008, Invesco Aim received compensation of 0.61% of average daily net assets, after fee waivers and/or expense reimbursements, for providing investment advisory services to Buying Fund.

     Stein Roe and Invesco Aim are both wholly-owned subsidiaries of Invesco, Ltd.

     Invesco Aim has entered into a Master Intergroup Sub-Advisory Contract (the "Sub-advisory Agreement") with certain affiliates to serve as sub-advisors to Buying Fund. Pursuant to the Sub-advisory Agreement, affiliated sub-advisors may be appointed by Invesco Aim from time to time to provide discretionary investment management services, investment advice, and/or order execution services to Buying Fund. These affiliated sub-advisors, each of which is a registered investment advisor under the Investment Advisers Act of 1940 are:




     -    Invesco Asset Management Deutschland GmbH;





     -    Invesco Asset Management Limited;





     -    Invesco Asset Management (Japan) Limited;





     -    Invesco Australia Limited;





     -    Invesco Global Asset Management (N.A.), Inc.;





     -    Invesco Hong Kong Limited;





     -    Invesco Institutional (N.A.), Inc.;





     -    Invesco Senior Secured Management, Inc.; and





     -    Invesco Trimark Ltd.


COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

     This section briefly highlights certain differences between the fundamental and non-fundamental investment limitations of your Fund and those of Buying Fund. Fundamental investment limitations of a fund cannot be changed without the approval of shareholders; while non-fundamental investment limitations of a fund can be changed by a fund's board of directors/trustees.

     Borrowing. Your Fund has a fundamental investment limitation that prohibits the Fund from borrowing money or pledging, mortgaging or hypothecating its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 10% of the current value of its net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets. Buying Fund also has a fundamental restriction relating to borrowing, but it permits Buying Fund to borrow money from banks up to the limits permitted by the 1940 Act Laws, Interpretations and Exemptions, which currently permits Buying Fund to borrow money from banks in an amount not exceeding 33 1/3% of its total assets. Buying Fund also has a non-fundamental investment limitation limiting borrowings to this amount.


     Short Sales. Your Fund has a fundamental investment limitation that prohibits the Fund from selling securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. Buying Fund is not specifically prohibited from this type of short selling.

     Other Investments. Your Fund has fundamental investment limitations that prohibit the Fund from purchasing securities on margin, investing in issuers where fund management owns over a certain specified amount of the issuer, and investing in certain warrants. These limitations are vestiges of certain state "blue sky" laws and regulations that prohibited these types of investments prior to the passage of the National Securities Markets Improvement Act of 1996 ("NSMIA"), which largely preempted such state laws and regulations. Buying Fund is not subject to comparable investment limitations.

     Both your Fund and Buying Fund are subject to other fundamental and non-fundamental investment limitations that are not identified above. The full list of your Fund's and Buying Fund's investment limitations may be found in their respective Statements of Additional Information.

COMPARISON OF SALES CHARGES

     Your Fund offers Distributor Class shares and Institutional Class shares, neither of which are subject to an initial sales charge or a CDSC. In connection with the Reorganization, and depending on which share class of your Fund that you own, you will receive Class A shares and/or Class Y shares of Buying Fund. Class A shares are typically subject to an initial sales charge of up to 5.50% (as a percent of the offering price) or a CDSC of 1% on purchases of $1 million or more of Class A shares that are redeemed within 18 months. However, shareholders receiving Class A shares as a result of the Reorganization will not be subject to the initial sales charge or CDSC. If a shareholder that receives Class A shares without an initial sales charge or CDSC in the Reorganization opens a new account following the Reorganization, such new account will be subject to an initial sales charge or CDSC unless it otherwise qualifies for an exemption. Class Y shares are not subject to an initial sales charge or CDSC.

COMPARISON OF DISTRIBUTION AND SERVICE FEES

     Shares of your Fund are distributed by PFPC Distributors, Inc. and Buying Fund shares are distributed by Invesco Aim Distributors, Inc. ("Invesco Aim Distributors"), a registered broker-dealer and wholly owned subsidiary of Invesco Aim.

     Your Fund and Buying Fund have each adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of Distributor Class shares and Class A shares, respectively. For Class A shares received as a result of the Reorganization, distribution fees will be payable to Invesco Aim Distributors for distribution services. The fee tables in "Comparison of Fees and Expenses" include comparative information about the distribution and service fees payable by Distributor Class shares of your Fund and Class A shares of Buying Fund. Class A shares of Buying Fund will have the same aggregate distribution and service fees as Distributor Class shares of your Fund.

COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES

     The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. Orders for the purchase and redemption of shares of your Fund and Buying Fund are effected after such order is received in good form. Shares can be purchased from both Funds by mail or wire. Orders for your Fund are placed with Trust, directly or through a financial intermediary, c/o its transfer agent, PNC Global Investment Servicing, and orders for Buying Fund are placed with Buyer's transfer agent, Invesco Aim Investment Services, Inc., directly or through a financial intermediary.

     Shareholders of both Funds may redeem shares by mail or by wire. Additionally, shares of Buying Fund may be redeemed over the internet. Generally, both Funds forward redemption proceeds within one day, with certain limited exceptions. Your Fund makes redemptions in cash, subject to certain exceptions. Buying Fund reserves the right, in its sole discretion, to determine whether to satisfy redemption requests by making payment in securities or other property (also known as a redemption in kind).

     Neither your Fund nor Buying Fund are subject to a redemption fee.

     For additional information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.

COMPARISON OF EXCHANGE PRIVILEGES AND SPECIAL EXCHANGE PRIVILEGE


     Your Fund offers you the ability to exchange your shares of the Fund for shares of the same class of one or more of the four other mutual funds in the Atlantic Whitehall family of funds, subject to certain limits and minimum exchange amounts. Buying Fund offers its shareholders the ability to exchange their shares for shares of the same class of one or more of the 73 other funds in the AIM Family of Funds(R), subject to certain limits and exceptions. Exchanges of Class A shares of Buying Fund received in the Reorganization may be exchanged at net asset value without the imposition of an initial sales charge or CDSC. For additional information regarding exchange privileges of your Fund and Buying Fund see, the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively.


     In connection with the Reorganization, Buying Fund has agreed to make a special exchange privilege available to shareholders of the Fund who receive Class Y shares of Buying Fund. Following the closing of the Reorganization, each Fund shareholder that receives Class Y shares of Buying Fund may exchange these shares for Institutional Class shares of Buying Fund, provided that (1) the Fund shareholder meets the eligibility requirements for investment in Institutional Class shares of Buying Fund and (2) the exchange is completed no later than December 15, 2009. The following investors are eligible to invest in Institutional Class shares of Buying Fund:




     -    Banks and trust companies acting in a fiduciary capacity;





     -    Bank and trust company common and collective trust funds;





     -    Banks and trust companies investing for their own accounts;





     - Entities acting for the account of a public entity (e.g., Taft-Hartley funds, state, cities or government agencies);





     -    Funds of funds or other pooled investment vehicles;





     -    Corporations investing for their own accounts;





     -    Defined benefit plans;





     -    Foundations; and





     - Defined contribution plans offered pursuant to Sections 401, 457, 403(a), 403(b) (if sponsored by a Section 501(c)(3) organization) or 403(c).


     For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum investment requirement, otherwise the minimum investment requirement for defined contribution plans is $10 million. There is no minimum investment requirement for defined benefit plans, funds of funds or other pooled investment vehicles. The minimum investment requirement for all other eligible investors is $1 million.

     Institutional Class shares of Buying Fund have different class-specific expenses and a lower expense ratio than Class Y shares. The two share classes, however, generally have the same or similar voting, dividend, liquidation and other rights. Additional information regarding Institutional Class shares of Buying Fund can be found in the Institutional Class prospectus of Buying Fund, which is available, upon request, by calling (800) 959-4246. The information in the Institutional Class prospectus of Buying Fund is not incorporated by reference into this Proxy Statement/Prospectus.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     Your Fund currently offers Distributor Class shares and Institutional Class shares to investors. In the Reorganization, Distributor Class shares will receive Class A shares of Buying Fund and Institutional Class shares will receive Class Y shares of Buying Fund.

     Each of your Fund and Buying Fund have adopted a multiple class plan that sets forth how the fund will allocate income and expenses among the fund's different share classes. Income, realized and unrealized capital gains and losses, and any expenses of your Fund not allocable to a particular class will be allocated to each class of your Fund based upon the relative net asset value of that class in relation to the aggregate net assert value of the Fund. Similarly, Buying Fund allocates income and realized and unrealized capital gains and losses to each share class based on the relative net assets of that class.

     Trust may allocate certain fees and expenses, including transfer agent fees, SEC registration fees, independent accountants' fees and other expenses to a particular class of shares of your Fund. Each class of shares of Buying Fund, except its Institutional Class shares, bears proportionately the transfer agency fees and other shareholder recordkeeping expenses, and all other expenses incurred by Buying Fund based on the relative net assets attributable to such class.

     For information on distribution and servicing arrangement fees see "Summary-Comparison of Distribution and Service Fees" below. For additional information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectus, respectively. Buying Fund has additional share classes that are not discussed in this Proxy Statement/Prospectus.

COMPARISON OF TIMING OF DISTRIBUTIONS

     It is the policy of your Fund and Buying Fund to declare and pay dividends from net investment income, if any, annually. Both Funds generally declare and pay capital gains distributions, if any, annually but may declare and pay capital gains distributions more than once per year as permitted by law.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     The dollar value of Buying Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of Buying Fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are generally similar to those described above for Buying Fund because the two funds have similar investment objectives and investment strategies and, consequently, invest in similar securities.

     Your Fund may invest in small-capitalization and mid-capitalization companies, whereas Buying Fund invests primarily in large-capitalization companies. Small or mid-sized companies may involve greater risk than investment in larger companies due to such factors as limited product lines, market and financial or managerial resources, and more abrupt price movements due to frequent trading.

     Both Buying Fund and your Fund are permitted to purchase foreign securities, however, Buying Fund may invest up to 25% of its total assets in foreign securities, which are subject to risks associated with fluctuations in the value of the U.S. dollar relative to the values of other currencies, among other risks (see above). As of March 31, 2009, 6.6% of your Fund's assets were invested in foreign securities, whereas 8.16% of Buying Fund's assets were invested in foreign securities.

     Buying Fund generally does not purchase debt securities such as bonds or other fixed income instruments. Your Fund does purchase debt securities and, therefore, your Fund is subject to additional risks particular to debt securities including credit risk and interest rate risk.

     Buying Fund is permitted to invest in synthetic instruments which are investments that have economic characteristics similar to Buying Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. Your Fund may also invest in warrants and preferred stock, subject to certain limitations.

     For more information on the risks associated with Buying Fund, see the "Investment Strategies and Risks" section of Buying Fund's Statement of Additional Information. See the cover page of the Proxy Statement/Prospectus for a description of how you can obtain a copy of the Statement of Additional Information.

                          INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge on Class A shares) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Buyer. Each share of Buying Fund generally has the same or similar voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses (only Class A and Class Y shares of Buying Fund are described in this Proxy Statement/Prospectus; Buying Fund also offers Class B, Class C, Class R, Investor Class and Institutional Class shares). When issued and paid for in accordance with the Buying Fund Prospectus, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable.

OTHER SERVICE PROVIDERS

     Invesco Aim Distributors, Inc., P.O. Box 4739, Houston, Texas 77210, serves as Buying Fund's distributor. Invesco Aim Advisors, Inc. serves as Buying Fund's administrator.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the financial highlights for Buying Fund in Appendix II attached to this Proxy Statement/Prospectus.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on or about September 21, 2009, at 8:00 a.m. Eastern Standard Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on September 18, 2009 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of accrued liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended November 30, 2008 and for the short taxable year beginning on December 1, 2008 and ending on the date of the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended November 30, 2008 and in such short taxable year (after reduction for any capital loss carryover).


     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement and if all of the closing conditions of Trust and Buyer set forth in the Agreement are satisfied (or waived by Trust or Buyer, as applicable). For a description of the vote required to approve the Agreement, see "Information About the Special Meeting and Voting - Vote Necessary to Approve the Proposal."


     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will cancel the outstanding shares of your Fund from shareholders in accordance with Trust's governing documents, including Trust Instrument and By-Laws, and the Delaware Statutory Trust Act.

     If shareholders of your Fund do not approve the Agreement or if the Reorganization does not otherwise close, Stein Roe and the Board of Trust may consider alternatives to the Reorganization, which may include the termination and liquidation of your Fund.

BOARD CONSIDERATIONS

     Stein Roe proposed, and the Board considered, the Reorganization at in-person meetings of the Board held on January 28, 2009, and April 29, 2009, and at a special telephonic meeting of the Board held on January 23, 2009. During the meetings, the Board carefully considered the Reorganization and various other alternatives for your Fund that were identified by Stein Roe, including, among other things, leaving your Fund unchanged and liquidating and terminating your Fund. The Board noted that your Fund's net assets have declined substantially as a result of market activity and net redemptions, which raised questions about your Fund's continued viability as a stand-alone investment option. The Board noted further that, as a result, your Fund may not be able to achieve economies of scale unless it can be combined with another fund. The Board considered that the Reorganization of your Fund into Buying Fund should provide shareholders with the options of (i) transferring their investment to a similar Fund on a tax-free basis in the Reorganization or (ii) redeeming their investment, which may have tax consequences for them. The Board was aware, however, that the Reorganization could be deemed to be taxable to your Fund or its shareholders and still proceed. In contrast, the Board noted that liquidating and terminating your Fund would provide shareholders with only one option that may have adverse tax consequences for them.

     After fully evaluating and weighing the benefits and detriments of the Reorganization and other alternatives identified by Stein Roe, the Board determined that the Reorganization is the best alternative for your Fund at this time. The Board also determined that the Reorganization is advisable and is in the best interests of your Fund and will not dilute the interests of Fund shareholders.

          Anticipated benefits to shareholders

     The Board approved the Agreement and the Reorganization based on the following anticipated benefits to shareholders:




     - The Board noted that combining your Fund into Buying Fund via the Reorganization should, over time, create a larger combined fund with greater market presence. In time, the combined fund may also achieve greater operating efficiencies because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund.





     - The Board noted that Buying Fund has lower portfolio turnover and an enduring and stable investment process, which utilizes a quantitative management style that is intended to provide for long-term growth of capital. The Board evaluated portfolio turnover data in your Fund and Buying Fund as of December 31, 2009 and again at March 30, 2009.





     - The Board noted that the same portfolio managers oversee both your Fund and Buying Fund.





     - The Board noted the significant management resources, research capabilities and fund distribution capabilities of Invesco Aim Advisors, Inc. and its affiliates.





     - The Board noted the wide array of funds in the AIM Family of Funds(R) into which shareholders could exchange their shares.


          Board considerations

     In evaluating the Reorganization, the Board considered information provided by Stein Roe regarding a number of factors, including:




     - The investment objectives and principal investment strategies of your Fund and Buying Fund.





     -    The comparative performance of your Fund and Buying Fund.





     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.





     - The comparative sizes of your Fund and Buying Fund, their respective prospects for growth in the future and the potential to spread relatively fixed costs over a larger asset base.





     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards available to offset future capital gains of your Fund and Buying Fund.





     - The fact that Stein Roe, Invesco Aim and their affiliates would bear all fees or expenses in connection with the Reorganization, except brokerage fees and other transaction costs associated with the disposition and/or purchase of securities by your Fund and Buying Fund in contemplation of or as a result of the Reorganizations.





     - The projected financial impact to Stein Roe, Invesco Aim and its affiliates of the Reorganization.





     - The future prospects of the Fund if the Reorganization was not effected.





     - The holdings of your Fund and Buying Fund are valued using substantially similar valuation techniques and as a result, there should not be any material change in security values upon the closing of the Reorganization.

     Investment objectives and strategies. The Board considered that under normal market conditions, your Fund and Buying Fund invest their assets in similar ways. Your Fund seeks to provide long-term capital appreciation by investing primarily in a diversified group of 50-80 common stocks selected for their total return potential based upon the sustainability of their growth prospects. Similarly, Buying Fund seeks to provide long-term growth of capital through investments in securities of large-capitalization companies. Both Stein Roe and the Board believe the Reorganization provides your Fund with better long-term prospects than the various other alternatives for your Fund that were identified by Stein Roe, including leaving your Fund unchanged and liquidating and terminating your Fund.

     Comparative performance. The Board considered the performance of Class A shares of Buying Fund in relation to the performance of Distributor Class shares of your Fund, and the performance of Class Y shares of Buying Fund in relation to the performance of Institutional Class shares of your Fund. For more complete performance information, including calendar year returns and benchmark and peer group comparisons, see "Comparison of Performance."


     Comparative expenses. The Board considered the operating expenses your Fund and Buying Fund incur. The Board compared the expenses of your Fund and Buying Fund calculated as of the fiscal year end of each fund, as well as calculated as of March 31, 2009. Stein Roe reported to the Board that, based on the combined assets of the two funds, the advisory fee schedule of Buying Fund would result in an effective advisory fee rate that is 21 basis points lower than the advisory fee rate of your Fund. The Board also considered that, calculated as of the fiscal year end each fund, the expected total gross expenses of the combined fund Class A shares would be 1.36%, which is 6 basis points lower than the total gross expenses (5 basis points lower than the total net expenses) of the Distributor Class shares of your Fund. The expected total gross expenses of the combined fund Class Y shares (and the total net expenses) was also 6 basis points lower (5 basis points lower for total net expenses) than the Institutional Class shares of your Fund. In approving the Reorganization and Agreement, the Board considered the fact that Invesco Aim has contractually agreed to waive fees and/or reimburse expenses of Buying Fund's Class A and Class Y shares to limit the net annual Fund operating expenses to 2.00% and 1.75% respectively. See "Summary--Comparison of Fees and Expenses" for a description of the expenses not covered in Invesco Aim's contractual fee waiver.


     Expenses of the Reorganization. The Board considered that Stein Roe and Invesco Aim agreed to pay the expenses to be incurred in connection with the Reorganization. However, both the Fund and Buying Fund may incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganizations.

     Based on the foregoing and the information presented at the Board meetings discussed above, and after fully evaluating and weighing the benefits and detriments of the Reorganization and other alternatives identified by Stein Roe, the Board determined that the Reorganization is the best alternative for your Fund at this time. The Board also determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. In making these determinations, the Board evaluated various other alternatives for your Fund, including those that had been identified by Stein Roe. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

     If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made that would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization.

     The obligations of Buyer to consummate the Reorganization are subject to various conditions of Seller, including the condition that, during the five-year period ending on the date of the Closing, your Fund will not have acquired shares of your Fund for consideration other than shares of your Fund, except for shares redeemed in the ordinary course of your Fund's business as an open-end investment company as required by the Investment Company Act, or made distributions with respect to your Fund's shares, except for distributions necessary to satisfy the requirements for qualification as a regulated investment company and avoidance of excise tax liability and additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in your Fund on the date of the Closing.

     The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:




     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);





     -    the shareholders of your Fund shall have approved the Agreement;





     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization; and





     - Trust and Buyer shall have received an opinion from Stradley Ronon Stevens & Young, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.


     The Board of Trust and the Board of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy the third and fourth above conditions as long as such a waiver is mutual. Importantly, the Board of Trust and the Board of Buyer may waive the condition that the consummation of the Reorganization be tax-free and proceed with the Reorganization as a taxable transaction without re-soliciting shareholder approval. If the tax status of the Reorganization is not clear at the closing of the Reorganization, your Fund or Buying Fund may either delay closing the Reorganization in order to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization or decide not to proceed with the Reorganization at all.

     The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before December 31, 2009.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:




     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;





     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;





     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;





     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefore;





     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefore, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and





     - Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.


     We anticipate that any post-Reorganization repositioning costs will have less than a 0.01% impact to Buying Fund. We furthermore do not anticipate that any portfolio repositioning transactions will trigger a capital gain distribution for Buying Fund shareholders.

     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to Trust and Buyer as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. That opinion may state that no opinion is expressed as to the effect of the Reorganization on Buying Fund, your Fund or the shareholders of your Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the Securities and Exchange Commission and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     Notwithstanding the foregoing, the Reorganization might be determined to be taxable to the Fund or its shareholders, if, for instance, redemptions by shareholders of your Fund on account of the Reorganization were such that your Fund is unable to deliver "substantially all" of its assets because a significant portion of such assets are sold to raise cash to fund such redemptions or is otherwise unable to satisfy certain other requirements for a tax-free reorganization such as "continuity of shareholder interest." In that event, the Boards of Trustees of the Fund and Buying Fund would each reevaluate whether consummating the merger, despite it being taxable, remains in the best interest of the shareholders of the Fund and Buying Fund. If the Reorganization were determined to be taxable, the transfer of your Fund's assets to Buying Fund in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund may result in the realization of capital gains to your Fund that, to the extent not offset by capital losses, would be distributed to the shareholders of your Fund on or before the Closing Date, and those distributions (if any) would be taxable to shareholders who hold shares in taxable accounts. In addition, the exchange of shares of your Fund for shares of Buying Fund would be a taxable event and, accordingly, a capital gain or loss may be recognized. The Closing may be delayed, perhaps significantly, if your Fund or Buying Fund determines that it needs to seek clarity from a law firm or the Internal Revenue Service regarding the tax status of the Reorganization. Trust and Buyer may waive receipt of the opinion as a condition to Closing, as described in the preceding section. If the tax status can not be determined within a reasonable time, the Board of Trustees of the Fund or Buying Fund may decide not to proceed with the Reorganization.

     General Limitation on Capital Losses. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. The Reorganization will result in a more than 50% "change in ownership" of your Fund, the smaller of the two Funds. As a result, the capital loss carryovers (together with any current year loss and net unrealized depreciation in the value of investments, collectively referred to as "total capital loss carryovers") of your Fund will be subject to an annual limitation for federal income tax purposes. The final amounts of unrealized capital gain or (loss), capital loss carryovers and realized capital gain or loss at the time of the Reorganizations may differ from the amounts that are shown below. In addition, for five years beginning after the Closing Date, neither Fund will be permitted to offset gains "built-in" to either your Fund or Buying Fund at the time of the Reorganization against capital losses (including capital loss carry-forwards) built-in to the other Fund at the time of the Reorganization. The tax basis capital loss carryovers, unrealized depreciation in value of investments and aggregate net asset value of your Fund as compared to Buying Fund and the approximate annual limitation on the use of your Fund's total capital loss carryovers following the Reorganization are as follows:


-----------------------------------------------------------------------------------
LINE                                                    FUND          BUYING FUND
------------------------------------------------- --------------- -----------------
  1   Capital Loss Carryovers(1)
------------------------------------------------- --------------- -----------------
  2   Expiring 2009-2016                                           ($1,088,722,562)
------------------------------------------------- --------------- -----------------
  3   Expiring 2016                                   ($478,176)
------------------------------------------------- --------------- -----------------
  4   Net Unrealized (Depreciation) of              ($9,987,333)     ($185,328,116)
      Investments for tax purposes(2)
------------------------------------------------- --------------- -----------------
  5   Total Capital Loss Carryovers                ($10,465,509)   ($1,274,050,678)
------------------------------------------------- --------------- -----------------
  6   Net Unrealized Appreciation (Depreciation)         (26.9%)            (16.4%)
      for tax purposes as Percentage of NAV [L4/
      L7]
------------------------------------------------- --------------- -----------------
  7   Net Asset Value (NAV)(2)                       $37,169,249     $1,131,487,396
------------------------------------------------- --------------- -----------------
  8   Tax-Exempt Rate (May 2009)                           4.61%
------------------------------------------------- --------------- -----------------
  9   Annual Limitation (approximate)(3) [L7 x        $1,713,502                N/A
      L8]
------------------------------------------------- --------------- -----------------



----------

(1) As of the last fiscal year-end of the Fund and Buying Fund, 11/30/08 and 10/31/08, respectively.

(2) As of the first quarter-end of the Fund and Buying Fund, 2/28/09 and 1/31/09, respectively.

(3) The actual limitation will equal the aggregate net asset value of your Fund on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments, of the Fund on the closing date that is recognized in a taxable year.

     This annual limitation on use of your Fund's total capital loss carryovers may result in some portion of such carryovers expiring unutilized, depending on the facts at time of closing the Reorganization. However, the total capital loss carryovers of Buying Fund will continue to be available, provided, among other things, that Buying Fund is larger than your Fund on the Valuation Date. This being the case, the benefits of Buying Fund's aggregate capital loss carryovers will accrue post-Reorganization to the shareholders of both Buying Fund and your Fund. This might be viewed as resulting in a slight reduction in the available tax benefits for the shareholders of Buying Fund, although such capital loss carryovers are a tax benefit only to the extent such losses offset future capital gains.

     Buying shares in a fund that has material unrealized appreciation in portfolio investments may be less tax efficient than buying shares in a fund with no such unrealized appreciation in value of investments. Conversely, buying shares in a fund with unrealized depreciation in value of investments may be more tax efficient because such deprecation when realized will offset other capital gains that might otherwise be distributed to shareholders causing the shareholders to pay tax on such distributions. These same considerations apply in the case of a reorganization. Based on your Fund's unrealized depreciation in value of investments on a tax basis as a percentage of its net asset value as of February 28, 2009 of 26.9% compared to that of Buying Fund of 16.4% at January 31, 2009, and 16.7% on a combined basis, the shareholders of your Fund are being exposed to slightly less unrealized depreciation in value of investments post-Reorganization relative to what they are presently exposed.

     Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     Trust and Buyer are each Delaware statutory trusts. Generally, there are no material differences that currently exist between the rights of shareholders under Trust's Trust Instrument and the rights of shareholders under Buyer's Amended and Restated Agreement and Declaration of Trust.

     When issued, shares of both your Fund and Buying Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share, of both your Fund and Buying Fund, represents an equal interest in such fund. Shares of your Fund are entitled to receive pro rata shares of distributions of income and capital gains, if any, made with respect to your Fund. Shares of Buying Fund are entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. In any liquidation of your Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund. In any liquidation of Buying Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     Shares of both your Fund and Buying Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Additionally, when certain matters affect only one class of shares, the shareholders vote as a class regarding such matters. Shares of Trust and Buying Fund do not have cumulative voting rights.

     Shareholders of your Fund and Buying Fund each have the right to vote on the election and removal of Trustees, with respect to investment advisory and sub-advisory contracts, and with respect to such additional matters relating to the Trust as may be required by law. Shareholders of Buying Fund have certain additional voting rights, including, subject to certain exceptions, the right to vote (1) to approve the termination of Buyer, Buying Fund or a class of Buying Fund, provided that the trustees of Buyer have called a meeting of the shareholders for the purpose of approving any such termination, unless, as of the date on which the trustees have determined to so terminate Buyer, Buying Fund or a class of Buying Fund, there are fewer than 100 holders of record of Buyer or of Buying Fund or a class of Buying Fund; (2) approve the sale of all or substantially all the assets of Buyer, Buying Fund or a class of Buying Fund, unless the primary purpose of such sale is to change Buyer's domicile or form of organization or form of statutory trust; (3) approve the merger or consolidation of Buyer, Buying Fund or a class of Buying Fund with and into another company or with and into any other series portfolio or class of Buyer, unless (A) the primary purpose of such merger or consolidation is to change Buyer's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of outstanding shares as of a date selected by the trustees of Buyer, the shareholders of Buyer, Buying Fund or a class of Buying Fund will have a majority of the outstanding shares of the surviving company or portfolio or class thereof, as the case may be; and (4) to approve any amendment to shareholders' voting powers and meetings as set forth in the Agreement and Declaration of Trust.

                                 CAPITALIZATION

     The following table sets forth, as of June 10, 2009, (i) the capitalization of each class of shares of your Fund; (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.


                                            ATLANTIC
                                           WHITEHALL                                         PRO FORMA
                                          GROWTH FUND       AIM LARGE CAP                  AIM LARGE CAP
                                          (YOUR FUND)        GROWTH FUND                    GROWTH FUND
                                       DISTRIBUTOR CLASS    (BUYING FUND)    PRO FORMA     (BUYING FUND)
                                             SHARES        CLASS A SHARES   ADJUSTMENTS   CLASS A SHARES
                                             ------        --------------   -----------   --------------
Net Assets(1)........................     $10,040,153       $627,542,778           -(2)    $637,582,931
Shares Outstanding...................       1,545,599         71,962,160      (393,490)(3)   73,114,269
Net Asset Value Per Share............           $6.50              $8.72                          $8.72





                                            ATLANTIC
                                           WHITEHALL                                       PRO FORMA
                                          GROWTH FUND     AIM LARGE CAP                  AIM LARGE CAP
                                          (YOUR FUND)      GROWTH FUND                    GROWTH FUND
                                         INSTITUTIONAL    (BUYING FUND)    PRO FORMA     (BUYING FUND)
                                          CLASS SHARES   CLASS Y SHARES   ADJUSTMENTS   CLASS Y SHARES
                                         -------------   --------------   -----------   --------------
Net Assets(1)..........................   $28,010,444      $7,219,570             -(2)    $35,230,014
Shares Outstanding.....................     4,241,336         826,812      (1,034,828)(3)   4,033,320
Net Asset Value Per Share..............         $6.60           $8.73                           $8.73



----------

(1) On June 10, 2009, the total Net Assets of Your Fund were $38,050,597 and the Buying Fund were $1,167,000,226.

(2) Your Fund is estimated to incur approximately $33,000 in connection with the Reorganization and Buying Fund will incur approximately $31,000 in connection with the Reorganization. Invesco Aim and Stein Roe will pay 100% of these costs. As a result, there are no Pro Forma Adjustments to Net Assets.

(3) Shares Outstanding have been adjusted for the accumulated change in the number of shares of your Fund's shareholder accounts based on the relative value of your Fund's and Buying Fund's Net Asset Value Per Share assuming the Reorganization would have taken place on June 10, 2009.

                                  LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Philadelphia, PA 19103.

                          ADDITIONAL INFORMATION ABOUT
                            BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix III: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/ Prospectus by reference:
(i) see "Calendar Year Returns" and "Average Annual Total Returns" for more information about the performance of your Fund; (ii) see "Management of the Fund" for more information about the management of your Fund; (iii) see "Pricing of Fund Shares" for more information about the pricing of shares of your Fund;
(iv) see "Tax Information" for more information about tax consequences to shareholders of various transactions in shares of your

Fund; (v) see "Distribution Arrangements" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "Financial Highlights" for more information about your Fund's financial performance.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectuses and related Statement of Additional Information is Registration No. 811-08738. Such Selling Fund Prospectuses are incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-01424. Such Buying Fund Prospectus is incorporated herein by reference.

     Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM Funds), Invesco Aim, Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM Funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

     Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in Buying Fund's Statement of Additional Information.

                                   PROPOSAL 2

                          AMENDMENT TO TRUST INSTRUMENT

     The Trust is seeking your vote on an amendment to the Trust Instrument of Trust, dated August 25, 1994, as amended (the "Trust Instrument"), that will permit the Board of Trustees to liquidate your Fund without approval by shareholders (the "Amendment"). The Board would consider liquidating the Fund only if that the reorganization of your Fund into Buying Fund, as described in the prior section of this Proxy Statement/Prospectus, is not approved by shareholders.

     The Delaware Statutory Trust Act (the "DSTA"), which governs the Trust, permits a Delaware statutory trust, through its trust instrument, to grant broad authority to its board of trustees to take a wide array of actions on behalf of the trust without incurring the time or expense of calling a shareholders' meeting and soliciting shareholder votes. One of the actions that the DSTA permits a board of trustees to take without shareholder approval is the liquidation and termination of a fund. Notwithstanding the flexibility permitted by the DSTA,

Section 11.04(b) of the Trust Instrument currently requires that any proposed liquidation of the assets of the Fund be approved by shareholders by a 1940 Act Majority vote. A 1940 Act Majority vote is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Eliminating the shareholder vote requirement from
Section 11.04(b) of the Trust Instrument will enable the Board to approve the liquidation and termination of the Fund without seeking shareholder approval.

     Approval of the Amendment requires the vote of a majority of the issued and outstanding shares of your Fund voted in person or by proxy, provided that a quorum is present. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. The majority vote required to approve the Amendment is a lower voting standard than the 1940 Act Majority vote that is currently required to approve a liquidation of the Fund. Therefore, fewer shareholder votes are required to eliminate the right of shareholders to vote on a liquidation proposal than would be required if shareholders were asked to approve a liquidation proposal under the existing Trust Instrument.

BOARD CONSIDERATIONS

     In approving the Amendment, the Board considered the following factors, among others:




     - the Amendment will provide the Board with increased flexibility and broader authority to take action affecting the Fund without incurring the expense of soliciting a second proxy and holding a second shareholder meeting to approve a liquidation;





     - the Trust Instrument is more restrictive than required by the DSTA, which permits Delaware statutory trusts, such as the Trust, to liquidate upon the approval of the trust's board of trustees and without the approval of shareholders;





     - the Amendment will not alter the Board members existing duties to act with due care and in shareholders' interest.


     After careful consideration, the Trustees of the Fund recommend that you vote "FOR" Proposal 2.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 14, 2009 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on July 31, 2009 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit A. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Both proposals described in this Proxy Statement/Prospectus are considered "non-routine" for purposes of determining broker-non-votes.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a Proposal against such adjournment. A shareholder vote may be taken on a proposal prior to any such adjournment if sufficient votes have been received.

     Atlantic Trust Company, a division of Invesco National Trust Company ("Atlantic Trust"), an affiliate of Stein Roe, holds voting discretion with respect to a majority of the shares of your Fund. Stein Roe anticipates that Atlantic Trust will vote shares held by them in favor of Proposals 1 and 2.

PROXY SOLICITATION

     Trust has engaged the services of D.F. King & Co., Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are expected to be approximately $7,600. Trust expects to solicit proxies principally by mail, but Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. Invesco Aim and Stein Roe will bear 100% of your Fund's solicitation costs.

OTHER MATTERS

     Management is not aware of any matters to be presented at the Special Meeting other than that which is discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 31, 2009, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit B.

     A list of the name, address and percent ownership of each person who, as of July 31, 2009, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit C.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     Information regarding the ownership of each class of your Fund's shares and Buying Fund's shares by trustees and current executive officers can be found in Exhibits B and C, respectively.

                                    EXHIBIT A

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 31, 2009, there were the following number of shares outstanding of each class of your Fund:

YOUR FUND
---------
Distributor Class Shares:                                    1,507,250.20

Institutional Class Shares:                                  3,313,548.04

                                    EXHIBIT B

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 31, 2009, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


                                                                     NUMBER OF    PERCENT OWNED OF
NAME AND ADDRESS                         CLASS OF SHARES           SHARES OWNED        RECORD*
----------------                         ---------------           ------------   ----------------
Charles Schwab & Co Inc.                   Distributor               293,688.69         19.49%
Special Custody Account for the               Class
Benefit of Customers
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC            Distributor               125,277.47          8.31%
200 Liberty St 1NFC                           Class
New York, NY 11435

T Rowe Price Retirement Plan               Distributor               771,060.30         51.16%
Services TTE                                  Class
FBO Retirement Plan Clients
Trust
U/A dtd 01/01/01
4515 Painters Mill Road
Owings Mills, MD 21117

Charles Schwab & Co Inc.                  Institutional              209,385.00          6.32%
Special Custody Account for the               Class
Benefit of Customers
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Maril & CO FBO VA                         Institutional              218,820.35          6.60%
c/o M&I Trust Co NA, ATTN: MF                 Class
11270 West Park Place, Suite
400
Milwaukee, WI 53224

MITRA & CO FBO VA                         Institutional            1,236,845.65         37.33%
c/o M&I Trust Co NA, ATTN: MF                 Class
11270 West Park Place, Suite
400
Milwaukee, WI 53224

Vallee & CO FBO VA                        Institutional            1,590,783.27         48.01%
c/o M&I Trust Co NA, ATTN: MF                 Class
11270 West Park Place, Suite
400
Milwaukee, WI 53224



----------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Trust, the ownership of shares of your Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of your Fund as of July 31, 2009.

                                    EXHIBIT C

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 31, 2009, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


                                                CLASS OF            NUMBER OF    PERCENT OWNED
NAME AND ADDRESS                                 SHARES           SHARES OWNED     OF RECORD*
----------------                                --------          ------------   -------------
Pershing LLC                                     Class A          5,794,310.83        8.12%
1 Pershing Plaza
Jersey City, NJ 07399-0001

Citigroup Global Markets House Acct              Class Y             57,454.56        7.03%
ATTN: Cindy Tempesta 7th FL
333 W. 34(th) St
New York, NY 10001-2402

CFP Holdings LTD Partnership                     Class Y             70,294.77        8.60%
ATTN: Gary Crum
11 E. Greenway Plaza Suite 1919
Houston, TX 77046-1103

CFP Investments, LP Partnership                  Class Y            158,462.50       19.39%
ATTN: Gary Crum
11 E. Greenway Plaza Suite 1919
Houston, TX 77046-1103

Merrill Lynch Pierce Fenner & Smith              Class Y            139,757.71       17.10%
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr East 2(nd) FL
Jacksonvilled, FL 32246-6484



--------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

     To the best of the knowledge of Buyer, the ownership of shares of Buying Fund by executive officers and trustees of Buyer as a group constituted less than 1% of the outstanding shares of each class of Buying Fund as of July 31, 2009.

                                                                      APPENDIX I

                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION

                                       FOR

                         ATLANTIC WHITEHALL GROWTH FUND

                             A SEPARATE PORTFOLIO OF

                         ATLANTIC WHITEHALL FUNDS TRUST

                                  JULY 7, 2009

                                TABLE OF CONTENTS


                                                                                 PAGE
                                                                                 ----
ARTICLE 1 DEFINITIONS..........................................................  1
       SECTION 1.1.   Definitions..............................................  1
ARTICLE 2 TRANSFER OF ASSETS...................................................  4
       SECTION 2.1.   Reorganization of Selling Fund...........................  4
       SECTION 2.2.   Computation of Net Asset Value...........................  4
       SECTION 2.3.   Valuation Date...........................................  5
       SECTION 2.4.   Delivery.................................................  5
       SECTION 2.5.   Termination of Series and Redemption of Selling Fund
                      Shares...................................................  5
       SECTION 2.6.   Issuance of Buying Fund Shares...........................  5
       SECTION 2.7.   Investment Securities....................................  6
       SECTION 2.8.   Liabilities..............................................  6
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER.............................  6
       SECTION 3.1.   Organization; Authority..................................  6
       SECTION 3.2.   Registration and Regulation of Seller....................  6
       SECTION 3.3.   Financial Statements.....................................  6
       SECTION 3.4.   No Material Adverse Changes; Contingent Liabilities......  7
       SECTION 3.5.   Selling Fund Shares; Business Operations.................  7
       SECTION 3.6.   Accountants..............................................  7
       SECTION 3.7.   Binding Obligation.......................................  7
       SECTION 3.8.   No Breaches or Defaults..................................  7
       SECTION 3.9.   Authorizations or Consents...............................  8
       SECTION 3.10.  Permits..................................................  8
       SECTION 3.11.  No Actions, Suits or Proceedings.........................  8
       SECTION 3.12.  Contracts................................................  8
       SECTION 3.13.  Properties and Assets....................................  9
       SECTION 3.14.  Taxes....................................................  9
       SECTION 3.15.  Benefit and Employment Obligations.......................  9
       SECTION 3.16.  Brokers..................................................  9
       SECTION 3.17.  Voting Requirements......................................  9
       SECTION 3.18.  State Takeover Statutes..................................  9
       SECTION 3.19.  Books and Records........................................  9
       SECTION 3.20.  Prospectus and Statement of Additional Information.......  10
       SECTION 3.21.  No Distribution..........................................  10
       SECTION 3.22.  Liabilities of Selling Fund..............................  10
       SECTION 3.24.  Shareholder Expenses.....................................  10
       SECTION 3.25.  Intercompany Indebtedness; Consideration.................  10
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER..............................  10
       SECTION 4.1.   Organization; Authority..................................  10
       SECTION 4.2.   Registration and Regulation of Buyer.....................  10
       SECTION 4.3.   Financial Statements.....................................  10
       SECTION 4.4.   No Material Adverse Changes; Contingent Liabilities......  10
       SECTION 4.5.   Registration of Buying Fund Shares.......................  11
       SECTION 4.6.   Accountants..............................................  11

                                                                                 PAGE
                                                                                 ----
       SECTION 4.7.   Binding Obligation.......................................  11
       SECTION 4.8.   No Breaches or Defaults..................................  12
       SECTION 4.9.   Authorizations or Consents...............................  12
       SECTION 4.10.  Permits..................................................  12
       SECTION 4.11.  No Actions, Suits or Proceedings.........................  12
       SECTION 4.12.  Taxes....................................................  12
       SECTION 4.13.  Brokers..................................................  13
       SECTION 4.14.  Representations Concerning the Reorganization............  13
       SECTION 4.15.  Prospectus and Statement of Additional Information.......  13
ARTICLE 5 COVENANTS............................................................  14
       SECTION 5.1.   Conduct of Business......................................  14
       SECTION 5.2.   Expenses.................................................  14
       SECTION 5.3.   Further Assurances.......................................  14
       SECTION 5.4.   Notice of Events.........................................  14
       SECTION 5.5.   Consents, Approvals and Filings..........................  14
       SECTION 5.6.   Submission of Agreement to Shareholders..................  14
       SECTION 5.7.   Distribution.............................................  15
ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION...........................  15
       SECTION 6.1.   Conditions Precedent of Buyer............................  15
       SECTION 6.2.   Mutual Conditions........................................  16
       SECTION 6.3.   Conditions Precedent of Seller...........................  16
ARTICLE 7 TERMINATION OF AGREEMENT.............................................  17
       SECTION 7.1.   Termination..............................................  17
       SECTION 7.2.   Survival After Termination...............................  17
ARTICLE 8 MISCELLANEOUS........................................................  18
       SECTION 8.1.   Survival of Representations, Warranties and Covenants....  18
       SECTION 8.2.   Governing Law............................................  18
       SECTION 8.3.   Binding Effect, Persons Benefiting, No Assignment........  18
       SECTION 8.4.   Obligations of Buyer and Seller..........................  18
       SECTION 8.5.   Amendments...............................................  18
       SECTION 8.6.   Enforcement..............................................  18
       SECTION 8.7.   Interpretation...........................................  18
       SECTION 8.8.   Counterparts.............................................  19
       SECTION 8.9.   Entire Agreement; Exhibits and Schedules.................  19
       SECTION 8.10.  Notices..................................................  19
       SECTION 8.11.  Representations by Investment Adviser....................  19
       SECTION 8.12.  Successors and Assigns; Assignment.......................  20




EXHIBIT A          Excluded Liabilities of Selling Fund
SCHEDULE 2.1       Classes of Shares of Selling Fund and Corresponding Classes of
                   Shares of Buying Fund
SCHEDULE 4.5(a)    Classes of Shares of Buying Fund and Number of Shares of Each
                   Class Buyer is Authorized to Issue
SCHEDULE 6.2(f)    Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of July 7, 2009 (this "Agreement"), by and among Atlantic Whitehall Funds Trust, a Delaware statutory trust ("Seller"), acting on behalf of Atlantic Whitehall Growth Fund ("Selling Fund"), a separate series of Seller, AIM Equity Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Large Cap Growth Fund ("Buying Fund"), a separate series of Buyer, Invesco Aim Advisors, Inc. ("Invesco Aim"), and Stein Roe Investment Counsel, Inc., a Delaware corporation ("Stein Roe").

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its Assets (as defined below) to Buying Fund in exchange for the assumption by Buying Fund of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, Invesco Aim serves as the investment adviser to Buying Fund and is making certain representations, warranties and agreements set forth in this Agreement; and

     WHEREAS, Stein Roe serves as the investment adviser to Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement; and

     WHEREAS, the Board of Directors of Buyer has determined that the exchange of all of the assets of Selling Fund for Buying Fund Shares (as defined below) and the assumption of the liabilities of Selling Fund, as described in Section
2.8 herein, by Buying Fund is in the best interests of Buying Fund and its shareholders and that the interests of the existing shareholders of Buying Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees of Seller has determined that the exchange of all of the assets of Selling Fund for Buying Fund Shares (as defined below) and the assumption of the liabilities of Selling Fund by Buying Fund, as described in Section 2.8 herein, is in the best interests of Selling Fund and its shareholders and that the interests of the existing shareholders of Selling Fund would not be diluted as a result of this transaction; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

     "AML Documentation" means the information and documentation maintained by Seller or its agents relating to the identification and verification of Selling Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations.

     "Assets" means all assets and property of Selling Fund, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest or other receivables that are owned by Selling Fund, any deferred or prepaid expenses shown as an asset on the books of Selling Fund at the Closing, and any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Equity Funds, a Delaware statutory trust.

     "Buyer Counsel" means Stradley Ronon Stevens & Young, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-01424.

     "Buying Fund" means AIM Large Cap Growth Fund, a separate series of Buyer.

     "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2008.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the Assets of Selling Fund to Buying Fund, the assumption of the Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means September 21, 2009, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means immediately before the opening of business of the Buying Fund on the Closing Date, or such other time as the parties may mutually agree.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Trust Instrument, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means the liabilities of Selling Fund (i) incurred in the ordinary course of business and included as a liability on the books and records of Selling Fund (and reflected in Selling Fund's net asset value) and set forth in Selling Fund's Statement of Assets and Liabilities as of the Closing Date delivered by the Seller, on behalf of Selling Fund, to Buyer, on behalf of Buying Fund, pursuant to Section 6.1(f) hereof or (ii) as otherwise mutually agreed to in writing by Buyer and Seller and identified on Exhibit A hereof as of the Closing Date.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.


     "majority of the outstanding voting securities" means the affirmative vote of the lesser of: (a) 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of Selling Fund.


     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Registration Statement on Form N-14" means the registration statement on Form N-14 pursuant to which the Buying Fund Shares to be issued pursuant to
Section 2.6 shall be registered under the Securities Act.

     "Reorganization" means the acquisition of the Assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of the Liabilities and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement.

     "Required Shareholder Vote" means, the affirmative vote of a "majority of the outstanding voting securities" of the Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means Atlantic Whitehall Funds Trust, a Delaware statutory trust.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-08738.

     "Selling Fund" means Atlantic Whitehall Growth Fund, a separate series of Seller.

     "Selling Fund Auditors" means Ernst & Young L.L.P.

     "Selling Fund Financial Statements" means the audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of Selling Fund at November 30, 2008.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the issued and outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement, and any adjournments thereof.

     "Stein Roe" means Stein Roe Investment Counsel, Inc., a Delaware corporation

     "Tax" means any tax or similar governmental charge, impost or levy, including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes) ad valorem or other taxes, stamp taxes, duties, fees, assessment or charges, whether payable directly or by withholding, together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof and including any transferee or secondary liability in respect of any tax (whether imposed by law, contractual agreement or otherwise).

     "Termination Date" means December 31, 2009, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "USA PATRIOT ACT" means Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, Pub. L. No. 107-56, and rules and regulations adopted pursuant thereto.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                    ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, Seller shall deliver all of the Assets of Selling Fund to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the Liabilities and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such Assets, Buying Fund will receive good and marketable title to such Assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

         (a) The net asset value per share of each class of Buying Fund Shares, and the value of the Assets and the amount of the Liabilities shall, in each case, be determined as of the close of regular trading on the NYSE, and after the declaration of any dividends, on the business day next preceding the Closing Date (the "Valuation Date").


         (b) The net asset value of a Class A and Class Y Buying Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the evaluation procedures set forth in

Buying Fund's then-current prospectus and statement of additional information and valuation procedures established by Buying Fund's Board of Trustees.

         (c) The value of the net assets of the Distributor Class and Institutional Class shares of Selling Fund and the value of the Assets and the amount of the Liabilities of the Distributor Class and Institutional Class shares of Selling Fund to be transferred to the corresponding class of shares of Buying Fund pursuant to this Agreement shall be computed with respect to that class as of the Valuation Date, using the evaluation procedures set forth in Selling Fund's then-current prospectus and statement of additional information and valuation procedures established by Selling Fund's Board of Trustees.

         (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the Assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

         (e) The number of the Class A and Class Y Buying Fund Shares to be issued (including fractional shares, if any) in exchange for Selling Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Distributor Class and Institutional Class shares of Selling Fund, as the case may be, determined using the same valuation procedures referred to in Section 2.2(c), by the net asset value of a Buying Fund Share of the corresponding class, determined in accordance with Section 2.2(b).

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

         (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all Assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such Assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The Assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

         (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series and Cancellation of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, Seller shall cancel the issued and outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders of record, determined as of the Effective Time, shall be issued, on a pro rata basis within each class, that number of full and fractional shares of the corresponding class of Buying Fund having an aggregate net asset value equal to the aggregate net asset value of Selling Fund Shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buying Fund with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of Selling Fund Shareholders and backup withholding and nonresident alien withholding certifications, notices or records on file with respect to Selling Fund Shareholders. Seller shall also provide to the transfer agent of Buying Fund the AML Documentation and such other information as Buyer may reasonably request. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities and other investments Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security and other investment to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security or other investment transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer of Buyer (or his or her designee) or Buying Fund Auditors upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be practical, prior to the Closing Date. Buying Fund shall not assume any liabilities of Selling Fund other than the Liabilities, including, without limitation, any liability for recoupment of advisory fees waived or expenses paid pursuant to that certain Expense Limitation Undertaking by and between Seller and Stein Roe.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:


     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.


     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. To the best of its knowledge, Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.


     SECTION 3.3. Financial Statements. The Selling Fund Financial Statements have been audited by Ernst & Young L.L.P, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") consistently applied, and such statements (copies of which have been furnished to Buying Fund) present fairly, in all material respects, the financial condition of Selling Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of Selling Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. There are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

         (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

         (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

         (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person may acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at the public offering price in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

         (d) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder have been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and
(i) do not,
and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any Assets or penalty or additional fee of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the Assets or business of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, registrations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

         (a) To the knowledge of Seller, there is no pending action, suit or proceeding, nor has any litigation been overtly threatened in writing or, if probable of assertion, threatened orally against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

         (b) To the knowledge of Seller, there are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or threatened in writing or, if probable of assertion, threatened orally against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. To the knowledge of Seller, there are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any material investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed in the Seller Registration Statement.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the Assets of Selling Fund, by which the Assets, business, or operations of Selling Fund may be bound or affected, or under which it or the Assets, business or operations of Selling Fund receives benefits, which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event (including the Reorganization) that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all Assets, including properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

         (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended November 30, 2008 and substantially all of such investment company taxable income for the short taxable year beginning on December 1, 2008 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended November 30, 2008 and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

         (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person. Immediately after the Closing Date and as a result of the Closing, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the identity and tax status of Selling Fund Shareholders, the AML Documentation, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund.

     SECTION 3.23. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.24. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of the Liabilities) will be given in exchange for the Assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

     SECTION 3.25. Information Supplied by Seller. The information supplied by Seller regarding Seller or Selling Fund that is included or referenced in the Registration Statement on Form N-14 of Buyer contemplated by section 4.5(b) of this Agreement shall be true, accurate and complete in all respects.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:


     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power, and authority to enter into this Agreement and perform its obligations hereunder.


     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. No contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

         (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

         (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

         (c) On the Closing Date, Buying Fund will have good and marketable title to Buying Fund's Assets, free of any liens or other encumbrances, except those liens or encumbrances incurred in the ordinary course of Buying fund's business or as to which Selling Fund has received notice and necessary documentation at or prior to the Closing;

         (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date, assuming the consummation of the Reorganization in accordance with this Agreement, will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at the public offering price in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

         (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that, with respect to information in the Combined Proxy Statement/Prospectus derived from information supplied by Seller or its agents, Buyer is relying on the accuracy of Seller's representation in Section 3.25 in making this representation.

         (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

         (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

         (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any material investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed in the Buying Fund Registration Statement.

     SECTION 4.12.  Taxes.

         (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

         (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying

Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

         (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

         (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the Assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

         (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations.

         (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire, any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of the Liabilities) will be given in exchange for the Assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the Assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund.

                                    ARTICLE 5

                                    COVENANTS

     SECTION 5.1.  Conduct of Business.

         (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects.

         (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects.

     SECTION 5.2. Expenses. Invesco Aim shall bear the costs and expenses of Buyer and Buying Fund incurred in connection with the transactions contemplated by this Agreement and no costs or expenses of Seller or Selling Fund incurred in connection with the transactions contemplated by this Agreement shall be charged to or borne by Seller, Selling Fund, Buyer or Buying Fund.

     SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.4 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein, provided that nothing in this Section shall require Buyer to request a ruling from the Internal Revenue Service as to the federal tax consequences of the Reorganization. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.6. Submission of Agreement to Shareholders. Subject to the Registration Statement on Form N-14 becoming declared effective by the SEC, Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

     SECTION 5.7. Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty days after the Closing Date, the Seller shall furnish the Buyer, in such form as is reasonably satisfactory to the Buyer, a statement of the earnings and profits and of any capital loss carryovers and other items of the Selling Fund for federal income tax purposes that will be carried over by the Buying Fund as a result of Sections 381 through 384 of the Code. Such statement will be reviewed by Selling Fund Auditors and certified by the Seller's Treasurer.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

         (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

         (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

         (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller and Selling Fund with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

         (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared and paid.

         (e) Buyer shall have received from Seller (1) the instructions, information and documentation described in Section 2.6 of this Agreement, (2) confirmations or other adequate evidence as to the tax basis and holding periods of the Assets of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement, (3) all FIN 48 work papers and supporting statements pertaining to the Selling Fund and (4) the tax books and records of the Selling Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

         (f) Seller shall have delivered to Buyer, on behalf of Buying Fund, Selling Fund's Statement of Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Seller.

         (g) Stein Roe shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Stein Roe pursuant to voluntary and contractual fee waiver or expense limitation commitments between Stein Roe and Selling Fund.

         (h) Buyer shall have received on the Closing Date an opinion of Dechert LLP, counsel to Seller and Selling Fund, dated as of the Closing Date, covering the following points:

           (i) The Agreement has been duly authorized by Seller, on behalf of the Selling Fund and, assuming due authorization, execution and delivery of the Agreement by Buyer, Buying Fund, Invesco Aim and Stein Roe, is a valid and binding obligation of Seller, on behalf of the Selling Fund enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

         (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

         (c) The Assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as Assets of Selling Fund held immediately prior to the Reorganization.

         (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

         (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

         (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

         (g) Selling Fund and Buying Fund shall have agreed on the number of full and fractional Buying Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with
Section 2.2.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

         (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the

Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

         (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

         (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

         (d) Seller shall have received on the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP, counsel to Buyer and the Buying Fund, dated as of the Closing Date, covering the following points:

            (i) The Buying Fund shares to be issued to the Selling Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the Buyer; and

            (ii) The Agreement has been duly authorized by Buyer, on behalf of the Buying Fund and, assuming due authorization, execution and delivery of the Agreement by Seller, Selling Fund, Invesco Aim and Stein Roe, is a valid and binding obligation of Buyer, on behalf of the Buying Fund enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                                    ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

         (a) by mutual written consent of Seller and Buyer; or

         (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

            (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

            (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 6.2(b); or

            (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8

                                  MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate two (2) years following the Closing Date. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of two (2) years following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

         (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

         (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer, provided that, Invesco Aim and/or Stein Roe must also execute such written instrument with respect to any amendment, alteration or modification that affects the representations or obligations of Invesco Aim and/or Stein Roe under this Agreement.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

         (a) If to Seller:


              Atlantic Whitehall Funds Trust

              50 Rockefeller Plaza, 15(th) Floor
              New York, NY 10020
              Attn: Gabrielle D. Bailey, Secretary

              with a copy to:

              Atlantic Trist Private Wealth Management
              Two Peachtree Pointe, Suite 100
              Atlanta, GA 30309
              Attn: Wayne DeWitt, General Counsel

              and to:

              Dechert LLP
              200 Clarendon Street, 27(th) Floor
              Boston, MA 02116-5201
              Attn: John V. O'Hanlon

         (b) If to Buyer:

              AIM Equity Funds
              11 Greenway Plaza, Suite 100
              Houston, TX 77046-1173
              Attn: John M. Zerr

              with a copy to:

              Stradley Ronon Stevens & Young, LLP
              2600 One Commerce Square
              Philadelphia, PA 19103-7098
              Attn: E. Carolan Berkley


     SECTION 8.11. Representations by Investment Adviser. In its capacity as investment adviser to Seller, Stein Roe represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of Stein Roe who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

         (b) In its capacity as investment adviser to Buyer, Invesco Aim represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of Invesco Aim who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, Invesco Aim and Stein Roe, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of Buyer, Seller, Invesco Aim and Stein Roe.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        ATLANTIC WHITEHALL FUNDS TRUST, acting
                                        on behalf of ATLANTIC WHITEHALL GROWTH
                                        FUND

                                        By: /s/ Kenneth J. Kozanda
                                            ------------------------------------

                                        Name:     Kenneth J. Kozanda
                                                  ------------------------------


                                        Title:   Treasurer
                                                 -------------------------------



                                        AIM EQUITY FUNDS, acting on behalf of
                                        AIM LARGE CAP GROWTH FUND


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Name:     Philip A. Taylor
                                                  ------------------------------
                                        Title:   President
                                                 -------------------------------

                                        INVESCO AIM ADVISORS, INC.

                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Name:     Philip A. Taylor
                                                  ------------------------------
                                        Title:   President
                                                 -------------------------------

                                        STEIN ROE INVESTMENT COUNSEL, INC.

                                        By: /s/ Kenneth J. Kozanda
                                            ------------------------------------
                                        Name:     Kenneth J. Kozanda
                                                  ------------------------------
                                        Title:   Chief Administrative Officer
                                                 -------------------------------

                                    EXHIBIT A

                           LIABILITIES OF SELLING FUND

[To be completed, if applicable]

                                  SCHEDULE 2.1

 CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND


         Classes of Shares of             Corresponding Classes of Shares of
    Atlantic Whitehall Growth Fund         AIM Large Cap Growth Fund (Buying
            (Selling Fund)                               Fund)
    ------------------------------        ----------------------------------
       Distributor Class Shares           Class A Shares (to be sold at NAV)
      Institutional Class Shares                    Class Y Shares

                                 SCHEDULE 4.5(A)

                        CLASSES OF SHARES OF BUYING FUND

Classes of Shares of Buying Fund
--------------------------------
Class A
Class B
Class C
Class R
Class Y
Institutional Class
Investor Class

                                 SCHEDULE 6.2(F)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account, as of the date of the transfer as defined in
Section 1.381(b)-1(b) of the Treasury Regulations, the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights Class A and Class Y shares of AIM Large Cap Growth Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   NET ASSET                NET ASSETS,
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  VALUE, END    TOTAL      END OF PERIOD
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS   OF PERIOD  RETURN(a)   (000S OMITTED)
-------------------------------------------------------------------------------------------------------------------
CLASS A
Six months ended 04/30/09    $ 8.55     $ 0.01(c)     $(0.44)      $(0.43)     $ 8.12       (5.03)%    $  595,417
Year ended 10/31/08           13.67      (0.01)(c)     (5.11)       (5.12)       8.55      (37.45)        633,595
Year ended 10/31/07           11.19      (0.04)(c)      2.52         2.48       13.67       22.16       1,064,817
Year ended 10/31/06           10.12      (0.01)         1.08         1.07       11.19       10.57         981,750
Year ended 10/31/05            9.16      (0.02)(e)      0.98         0.96       10.12       10.48         166,860
Year ended 10/31/04            8.88      (0.08)(c)      0.36         0.28        9.16        3.15         177,498
-------------------------------------------------------------------------------------------------------------------
CLASS Y
Six months ended 04/30/09      8.55       0.02(c)      (0.44)       (0.42)       8.13       (4.91)          5,729
Year ended 10/31/08(f)         9.46       0.00(c)      (0.91)       (0.91)       8.55       (9.62)          5,406
___________________________________________________________________________________________________________________
===================================================================================================================

                               RATIO OF          RATIO OF
                               EXPENSES          EXPENSES
                              TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                              NET ASSETS      ASSETS WITHOUT    INVESTMENT
                           WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                            AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                               ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
----------------------------------------------------------------------------------------
CLASS A
Six months ended 04/30/09        1.32%(d)          1.62%(d)        0.29%(d)       23%
Year ended 10/31/08              1.33              1.36           (0.09)          41
Year ended 10/31/07              1.33              1.34           (0.30)          55
Year ended 10/31/06              1.32              1.42           (0.17)          70
Year ended 10/31/05              1.47              1.56           (0.20)(e)      103
Year ended 10/31/04              1.54              1.55           (0.92)         111
----------------------------------------------------------------------------------------
CLASS Y
Six months ended 04/30/09        1.07(d)           1.37(d)         0.54(d)        23
Year ended 10/31/08(f)           1.08(g)           1.27(g)         0.16(g)        41
________________________________________________________________________________________
========================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if applicable and is not annualized for periods less than one year.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are annualized and based on average daily net assets (000's omitted) of $577,336 and $5,156 for Class A and Class Y shares respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.36)%.
(f)  Commencement date of October 3, 2008.
(g)  Annualized.

                                                                    Appendix III

PROSPECTUS SUPPLEMENT DATED JULY 1, 2009

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS A, B, C, R, Y AND INVESTOR CLASS SHARES OF THE FUND LISTED
BELOW:

AIM LARGE CAP GROWTH FUND

The following information replaces in its entirety the information appearing under the heading "FEE TABLE AND EXPENSE EXAMPLE" on page 3 and 4 of the prospectus:

"FEE TABLE AND EXPENSE EXAMPLE

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES

                                                                                                       INVESTOR
(fees paid directly from your investment)            CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y     CLASS
------------------------------------------           -------   -------   -------   -------   -------   --------
Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of offering price)     5.50%       None     None     None        None      None
Maximum Deferred Sales Charge (Load) (as a
   percentage of original purchase price or
   redemption proceeds, whichever is less)           None(1)     5.00%    1.00%    None(1)     None      None

ANNUAL FUND OPERATING EXPENSES(2)

                                                                                                     INVESTOR
(expenses that are deducted from fund assets)   CLASS A   CLASS B   CLASS C   CLASS R   CLASS Y(3)     CLASS
---------------------------------------------   -------   -------   -------   -------   ----------   --------
Management Fees                                  0.64%     0.64%     0.64%     0.64%       0.64%       0.64%
Distribution and/or Service (12b-1) Fees         0.25      1.00      1.00      0.50        None        0.20
Other Expenses                                   0.47      0.47      0.47      0.47        0.47        0.47
Acquired Fund Fees and Expenses                  0.00      0.00      0.00      0.00        0.00        0.00
Total Annual Fund Operating Expenses(4)          1.36      2.11      2.11      1.61        1.11        1.31

(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."

(2) There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.

(4) Effective July 1, 2009, the fund's advisor has contractually agreed, through at least June 30, 2010, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 2.00% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and
     (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. Total Annual Fund Operating Expenses have been restated to reflect this agreement.

     If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

     As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in different classes of the fund with the cost of investing in other mutual funds.

The expense example assumes that you:

     (i)   invest $10,000 in the fund for the time periods indicated;

     (ii)  redeem all of your shares at the end of the periods indicated;

     (iii) earn a 5% return on your investment before operating expenses each year;

     (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and

     (v)   incur applicable initial sales charges (see "General
           Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

     To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   ---------
Class A           $681      $957     $1,254   $2,095
Class B            714       961      1,334    2,250(1)
Class C            314       661      1,134    2,441
Class R            164       508        876    1,911
Class Y            113       353        612    1,352
Investor Class     133       415        718    1,579

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   ---------
Class A           $681      $957     $1,254   $2,095
Class B            214       661      1,134    2,250(1)
Class C            214       661      1,134    2,441
Class R            164       508        876    1,911
Class Y            113       353        612    1,352
Investor Class     133       415        718    1,579

(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on."

The following information replaces in its entirety the information appearing under the heading "HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION" on page 4 and 5 of the prospectus:

"HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

In connection with the final settlement reached between Invesco Aim Advisors, Inc. and certain of its affiliates with certain regulators, including the New York Attorney General's Office, the SEC and the Colorado Attorney General's Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco Aim Advisors, Inc. and certain of its affiliates, Invesco Aim Advisors, Inc. and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

     - You invest $10,000 in the fund and hold it for the entire 10-year period;

     -    Your investment has a 5% return before expenses each year;

     - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;

     - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

     -    There is no sales charge on reinvested dividends.

     There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A (INCLUDES MAXIMUM SALES CHARGE)     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses               5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses               (2.06%)       1.50%        5.20%        9.03%       13.00%
End of Year Balance                       $ 9,793.98   $10,150.48   $10,519.96   $10,902.88   $11,299.75
Estimated Annual Expenses                 $   680.86   $   135.62   $   140.56   $   145.68   $   150.98

CLASS A (INCLUDES MAXIMUM SALES CHARGE)     YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses              34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses               17.11%       21.37%       25.79%       30.37%       35.12%
End of Year Balance                       $11,711.06   $12,137.34   $12,579.14   $13,037.02   $13,511.57
Estimated Annual Expenses                 $   156.47   $   162.17   $   168.07   $   174.19   $   180.53

CLASS A (WITHOUT MAXIMUM SALES CHARGE)      YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses               5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                3.64%        7.41%       11.32%       15.37%       19.57%
End of Year Balance                       $10,364.00   $10,741.25   $11,132.23   $11,537.44   $11,957.41
Estimated Annual Expenses                 $   138.48   $   143.52   $   148.74   $   154.15   $   159.76

CLASS A (WITHOUT MAXIMUM SALES CHARGE)      YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses              34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses               23.93%       28.44%       33.11%       37.96%       42.98%
End of Year Balance                       $12,392.66   $12,843.75   $13,311.26   $13,795.79   $14,297.96
Estimated Annual Expenses                 $   165.58   $   171.61   $   177.85   $   184.33   $   191.04

CLASS B(2)                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         2.11%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses               5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                2.89%        5.86%        8.92%       12.07%       15.31%
End of Year Balance                       $10,289.00   $10,586.35   $10,892.30   $11,207.09   $11,530.97
Estimated Annual Expenses                 $   214.05   $   220.23   $   226.60   $   233.15   $   239.89

CLASS B(2)                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         2.11%        2.11%        2.11%        1.36%        1.36%
Cumulative Return Before Expenses              34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses               18.64%       22.07%       25.60%       30.17%       34.91%
End of Year Balance                       $11,864.21   $12,207.09   $12,559.88   $13,017.06   $13,490.88
Estimated Annual Expenses                 $   246.82   $   253.95   $   261.29   $   173.92   $   180.25

CLASS C(2)                                  YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         2.11%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses               5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                2.89%        5.86%        8.92%       12.07%       15.31%
End of Year Balance                       $10,289.00   $10,586.35   $10,892.30   $11,207.09   $11,530.97
Estimated Annual Expenses                 $   214.05   $   220.23   $   226.60   $   233.15   $   239.89

CLASS C(2)                                  YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         2.11%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses              34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses               18.64%       22.07%       25.60%       29.23%       32.96%
End of Year Balance                       $11,864.21   $12,207.09   $12,559.88   $12,922.86   $13,296.33
Estimated Annual Expenses                 $   246.82   $   253.95   $   261.29   $   268.84   $   276.61

CLASS R                                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.61%        1.61%        1.61%        1.61%        1.61%
Cumulative Return Before Expenses               5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                3.39%        6.89%       10.52%       14.27%       18.14%
End of Year Balance                       $10,339.00   $10,689.49   $11,051.87   $11,426.52   $11,813.88
Estimated Annual Expenses                 $   163.73   $   169.28   $   175.02   $   180.95   $   187.09

CLASS R                                     YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.61%        1.61%        1.61%        1.61%        1.61%
Cumulative Return Before Expenses              34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses               22.14%       26.28%       30.57%       34.99%       39.57%
End of Year Balance                       $12,214.37   $12,628.44   $13,056.55   $13,499.16   $13,956.78
Estimated Annual Expenses                 $   193.43   $   199.98   $   206.76   $   213.77   $   221.02

CLASS Y                                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.11%        1.11%        1.11%        1.11%        1.11%
Cumulative Return Before Expenses               5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                3.89%        7.93%       12.13%       16.49%       21.02%
End of Year Balance                       $10,389.00   $10,793.13   $11,212.98   $11,649.17   $12,102.32
Estimated Annual Expenses                 $   113.16   $   117.56   $   122.13   $   126.88   $   131.82

CLASS Y                                     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.11%        1.11%        1.11%        1.11%        1.11%
Cumulative Return Before Expenses              34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses               25.73%       30.62%       35.70%       40.98%       46.47%
End of Year Balance                       $12,573.10   $13,062.20   $13,570.32   $14,098.20   $14,646.62
Estimated Annual Expenses                 $   136.95   $   142.28   $   147.81   $   153.56   $   159.53

INVESTOR CLASS                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses               5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses                3.69%        7.52%       11.48%       15.60%       19.86%
End of Year Balance                       $10,369.00   $10,751.62   $11,148.35   $11,559.72   $11,986.28
Estimated Annual Expenses                 $   133.42   $   138.34   $   143.44   $   148.74   $   154.23

INVESTOR CLASS                              YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------   ----------   ----------   ----------   ----------   ----------
Annual Expense Ratio(1)                         1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses              34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses               24.29%       28.87%       33.63%       38.56%       43.67%
End of Year Balance                       $12,428.57   $12,887.19   $13,362.72   $13,855.81   $14,367.09
Estimated Annual Expenses                 $   159.92   $   165.82   $   171.94   $   178.28   $   184.86

(1)  Your actual expenses may be higher or lower than those shown.

(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted."

                                                       AIM LARGE CAP GROWTH FUND

                                                              ------------------
                                                                     PROSPECTUS
                                                              ------------------
                                                              February 27, 2009

AIM Large Cap Growth Fund's investment objective is long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R, Y and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "General Information--Share Class Eligibility--Investor Class Shares."

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -
PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -
PERFORMANCE INFORMATION                       2
- - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                          2
Performance Table                             2
FEE TABLE AND EXPENSE EXAMPLE                 3
- - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                     3
Expense Example                               4
HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                 4
- - - - - - - - - - - - - - - - - - - - - - - - -
DISCLOSURE OF PORTFOLIO HOLDINGS              6
- - - - - - - - - - - - - - - - - - - - - - - - -
FUND MANAGEMENT                               6
- - - - - - - - - - - - - - - - - - - - - - - - -
The Advisors                                  6
Advisor Compensation                          7
Portfolio Managers                            7
OTHER INFORMATION                             7
- - - - - - - - - - - - - - - - - - - - - - - - -
Sales Charges                                 7
Dividends and Distributions                   7
FINANCIAL HIGHLIGHTS                          8
- - - - - - - - - - - - - - - - - - - - - - - - -
GENERAL INFORMATION                         A-1
- - - - - - - - - - - - - - - - - - - - - - - - -
Choosing a Share Class                      A-1
Share Class Eligibility                     A-2
Distribution and Service (12b-1) Fees       A-2
Initial Sales Charges (Class A Shares
  Only)                                     A-3
Contingent Deferred Sales Charges (CDSCs)   A-4
Redemption Fees                             A-6
Purchasing Shares                           A-6
Redeeming Shares                            A-8
Exchanging Shares                           A-9
Rights Reserved by the Funds               A-11
Pricing of Shares                          A-11
Taxes                                      A-13
Payments to Financial Advisors             A-13
Excessive Short Term-Trading Activity
  (Market Timing) Disclosures              A-14
OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -




The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of Invesco Aim Management Group, Inc. AIM Trimark is a registered service mark of Invesco Aim Management Group, Inc. and Invesco Trimark Ltd.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may also invest up to 25% of its total assets in foreign securities. The fund's investments in the types of securities described in this prospectus vary from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000--Registered Trademark-- Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of a fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                                                                        ANNUAL
                                                                                        TOTAL
YEARS ENDED DECEMBER 31                                                                RETURNS
-----------------------                                                                -------
2000................................................................................     8.52%
2001................................................................................   -36.13%
2002................................................................................   -26.46%
2003................................................................................    29.32%
2004................................................................................     8.87%
2005................................................................................     6.94%
2006................................................................................     8.09%
2007................................................................................    15.49%
2008................................................................................   -38.06%



(1) The fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.


    During the periods shown in the bar chart, the highest quarterly return was 26.64% (quarter ended March 31, 2000) and the lowest quarterly return was -34.26% (quarter ended March 31, 2001).

PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.

AVERAGE ANNUAL TOTAL RETURNS(1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                        SINCE      INCEPTION
(for the periods ended December 31, 2008)                        1 YEAR    5 YEARS    INCEPTION       DATE
---------------------------------------------------------------------------------------------------------------
Class A                                                                                             03/01/99
  Return Before Taxes                                            (41.45)%   (3.18)%     (2.47)%
  Return After Taxes on Distributions                            (41.45)    (3.18)      (2.47)
  Return After Taxes on Distributions and Sale of Fund Shares    (26.94)    (2.67)      (2.06)
Class B                                                                                             04/05/99
  Return Before Taxes                                            (41.54)    (3.19)      (3.52)
Class C                                                                                             04/05/99
  Return Before Taxes                                            (39.13)    (2.80)      (3.64)
Class R(2)                                                                                          03/01/99(2)
  Return Before Taxes                                            (38.19)    (2.32)      (2.09)
Class Y(3)                                                                                          03/01/99(3)
  Return Before Taxes                                            (38.06)    (2.08)      (1.90)
Investor Class(4)                                                                                   03/01/99(4)
  Return Before Taxes                                            (37.98)    (1.96)      (1.83)
---------------------------------------------------------------------------------------------------------------
S&P 500--Registered Trademark-- Index(5)                         (36.99)    (2.19)      (1.50)(8)   02/28/99(8)
Russell 1000--Registered Trademark-- Growth Index(5,6)           (38.44)    (3.42)      (4.44)(8)   02/28/99(8)
Lipper Large-Cap Growth Funds Index(5,7)                         (41.39)    (3.99)      (5.05)(8)   02/28/99(8)
---------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R, Y and Investor Class will vary.

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------


(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) The returns shown for the one year and five year periods are the historical performance of the fund's Class R shares. The return shown since inception is the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the returns of the actual performance of the fund's Class Y shares since inception blended with the historical performance of the fund's Class A shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers of expense reimbursements applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class Y shares is October 3, 2008.
(4) The returns shown for the one and five year periods are the historical performance of the fund's Investor Class shares. The return shown since inception is the blended return of the historical performance of the fund's Investor Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Investor Class shares) at the net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Investor Class shares is September 30, 2003.
(5) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Large-Cap Growth Funds Index (which may or may not include the fund) is included for comparison to a peer group.
(6) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Growth Index is trademark/service mark of the Frank Russell Company. Russell--Registered Trademark-- is a trademark of the Frank Russell Company.
(7) The Lipper Large-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Large-Cap Growth Funds category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500--Registered Trademark-- Index.
(8) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                           INVESTOR
(fees paid directly from your investment)      CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y       CLASS
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of offering price)              5.50%       None        None        None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is less)       None(1)     5.00%       1.00%       None(1)     None        None
----------------------------------------------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES(2)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted from fund                                                                        INVESTOR
assets)                                       CLASS A     CLASS B     CLASS C     CLASS R     CLASS Y(3)       CLASS
------------------------------------------------------------------------------------------------------------------------
Management Fees                                 0.64%       0.64%       0.64%       0.64%        0.64%         0.64%

Distribution and/or Service (12b-1) Fees        0.25        1.00        1.00        0.50         None          0.20

Other Expenses                                  0.47        0.47        0.47        0.47         0.47          0.47

Acquired Fund Fees and Expenses                 0.00        0.00        0.00        0.00         0.00          0.00

Total Annual Fund Operating Expenses            1.36        2.11        2.11        1.61         1.11          1.31

Fee Waiver(4)                                   0.03        0.03        0.03        0.03         0.03          0.03

Net Annual Fund Operating Expenses              1.33        2.08        2.08        1.58         1.08          1.28
------------------------------------------------------------------------------------------------------------------------



(1) A contingent deferred sales charge may apply in some cases. See "General Information--Contingent Deferred Sales Charges (CDSCs)."
(2) There is no guarantee that actual expenses will be the same as those shown in the table.
(3) Total Annual Fund Operating Expenses for Class Y shares are based on estimated amounts for the current fiscal year.
(4) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 1.32%, 2.07% 2.07%, 1.57%, 1.07% and 1.32% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through at least June 30, 2009.


    If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you:
  (i)   invest $10,000 in the fund for the time periods indicated;
  (ii)  redeem all of your shares at the end of the periods indicated;
  (iii) earn a 5% return on your investment before operating expenses each year;
  (iv) incur the same amount in operating expenses each year (after giving effect to any applicable contractual fee waivers and/or expense reimbursements); and
  (v)   incur applicable initial sales charges (see "General
        Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your cost would be:

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
Class A                                 $678       $954      $1,251     $2,093
Class B                                  711        958       1,331      2,248(1)
Class C                                  311        658       1,131      2,439
Class R                                  161        505         873      1,909
Class Y                                  110        350         609      1,349
Investor Class                           130        412         715      1,576
----------------------------------------------------------------------------------




    You would pay the following expenses if you did not redeem your shares:

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
Class A                                 $678       $954      $1,251     $2,093
Class B                                  211        658       1,131      2,248(1)
Class C                                  211        658       1,313      2,439
Class R                                  161        505         873      1,909
Class Y                                  110        350         609      1,349
Investor Class                           130        412         715      1,576
----------------------------------------------------------------------------------



(1) Assumes conversion of Class B shares to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between Invesco Aim Advisors, Inc. and certain of its affiliates and the New York Attorney General requires Invesco Aim Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:
  - You invest $10,000 in the fund and hold it for the entire 10-year period;
  - Your investment has a 5% return before expenses each year;
  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
  - Hypotheticals both with and without any applicable initial sales charge applied (see "General Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and
  - There is no sales charge on reinvested dividends.

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------


    There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that Invesco Aim Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A INCLUDES MAXIMUM
FRONT END SALES CHARGE                    YEAR 1      YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                     1.33%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses           5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses           (2.03%)       1.53%        5.23%        9.06%       13.03%
End of Year Balance                     $9,796.82   $10,153.42   $10,523.00   $10,906.04   $11,303.02
Estimated Annual Expenses               $  677.99   $   135.66   $   140.60   $   145.72   $   151.02
-----------------------------------------------------------------------------------------------------

CLASS A INCLUDES MAXIMUM
FRONT END SALES CHARGE                    YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            17.14%       21.41%       25.83%       30.41%       35.15%
End of Year Balance                     $11,714.45   $12,140.86   $12,582.78   $13,040.80   $13,515.48
Estimated Annual Expenses               $   156.52   $   162.22   $   168.12   $   174.24   $   180.58
---------------------------------------------------------------------------------------------------------




CLASS A WITHOUT FRONT END
SALES CHARGE                              YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.33%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.67%        7.44%       11.35%       15.41%       19.61%
End of Year Balance                     $10,367.00   $10,744.36   $11,135.45   $11,540.78   $11,960.87
Estimated Annual Expenses               $   135.44   $   143.56   $   148.78   $   154.20   $   159.81
------------------------------------------------------------------------------------------------------

CLASS A WITHOUT FRONT END
SALES CHARGE                              YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.36%        1.36%        1.36%        1.36%        1.36%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            23.96%       28.47%       33.15%       38.00%       43.02%
End of Year Balance                     $12,396.24   $12,847.47   $13,315.12   $13,799.79   $14,302.10
Estimated Annual Expenses               $   165.63   $   171.66   $   177.91   $   184.38   $   191.09
---------------------------------------------------------------------------------------------------------




CLASS B(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.08%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             2.92%        5.89%        8.95%       12.10%       15.34%
End of Year Balance                     $10,292.00   $10,589.44   $10,895.47   $11,210.35   $11,534.33
Estimated Annual Expenses               $   211.04   $   220.30   $   226.67   $   233.22   $   239.96
------------------------------------------------------------------------------------------------------

CLASS B(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.11%        2.11%        2.11%        1.36%        1.36%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            18.68%       22.11%       25.64%       30.21%       34.95%
End of Year Balance                     $11,867.67   $12,210.65   $12,563.54   $13,020.85   $13,494.81
Estimated Annual Expenses               $   246.89   $   254.03   $   261.37   $   173.97   $   180.31
---------------------------------------------------------------------------------------------------------




CLASS C(2)                                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.08%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             2.92%        5.89%        8.95%       12.10%       15.34%
End of Year Balance                     $10,292.00   $10,589.44   $10,895.47   $11,210.35   $11,534.33
Estimated Annual Expenses               $   211.04   $   220.30   $   226.67   $   233.22   $   239.96
------------------------------------------------------------------------------------------------------

CLASS C(2)                                YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      2.11%        2.11%        2.11%        2.11%        2.11%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            18.68%       22.11%       25.64%       29.27%       33.00%
End of Year Balance                     $11,867.67   $12,210.65   $12,563.54   $12,926.62   $13,300.20
Estimated Annual Expenses               $   246.89   $   254.03   $   261.37   $   268.92   $   276.69
---------------------------------------------------------------------------------------------------------




CLASS R                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.58%        1.61%        1.61%        1.61%        1.61%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.42%        6.93%       10.55%       14.30%       18.17%
End of Year Balance                     $10,342.00   $10,692.59   $11,055.07   $11,429.84   $11,817.31
Estimated Annual Expenses               $   160.70   $   169.33   $   175.07   $   181.00   $   187.14
------------------------------------------------------------------------------------------------------

CLASS R                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.61%        1.61%        1.61%        1.61%        1.61%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            22.18%       26.32%       30.60%       35.03%       39.61%
End of Year Balance                     $12,217.92   $12,632.11   $13,060.33   $13,503.08   $13,960.83
Estimated Annual Expenses               $   193.48   $   200.04   $   206.82   $   213.84   $   221.08
---------------------------------------------------------------------------------------------------------




CLASS Y                                   YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.08%        1.11%        1.11%        1.11%        1.11%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.92%        7.96%       12.16%       16.53%       21.06%
End of Year Balance                     $10,392.00   $10,796.25   $11,216.22   $11,652.53   $12,105.82
Estimated Annual Expenses               $   110.12   $   117.59   $   122.17   $   126.92   $   131.86
------------------------------------------------------------------------------------------------------

CLASS Y                                   YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.11%        1.11%        1.11%        1.11%        1.11%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            25.77%       30.66%       35.74%       41.02%       46.51%
End of Year Balance                     $12,576.73   $13,065.97   $13,574.23   $14,102.27   $14,650.85
Estimated Annual Expenses               $   136.99   $   142.32   $   147.85   $   153.60   $   159.58
---------------------------------------------------------------------------------------------------------




INVESTOR CLASS                            YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.28%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After Expenses             3.72%        7.55%       11.52%       15.63%       19.90%
End of Year Balance                     $10,372.00   $10,754.73   $11,151.58   $11,563.07   $11,989.75
Estimated Annual Expenses               $   130.38   $   138.38   $   143.49   $   148.78   $   154.27
------------------------------------------------------------------------------------------------------

INVESTOR CLASS                            YEAR 6       YEAR 7       YEAR 8       YEAR 9       YEAR 10
---------------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)                      1.31%        1.31%        1.31%        1.31%        1.31%
Cumulative Return Before Expenses           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After Expenses            24.32%       28.91%       33.67%       38.60%       43.71%
End of Year Balance                     $12,432.17   $12,890.92   $13,366.59   $13,859.82   $14,371.24
Estimated Annual Expenses               $   159.96   $   165.87   $   171.99   $   178.33   $   184.91
---------------------------------------------------------------------------------------------------------



(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C has not been deducted.

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at http://www.invescoaim.com. To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

----------------------------------------------------------------------------------------------------------
                                            APPROXIMATE DATE OF                 INFORMATION REMAINS
 INFORMATION                                  WEBSITE POSTING                    POSTED ON WEBSITE
----------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end    15 days after month-end             Until posting of the following
                                                                         month's top ten holdings
----------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of   30 days after calendar quarter-     For one year
 calendar quarter-end                end
----------------------------------------------------------------------------------------------------------



    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at http://www.invescoaim.com.

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS
Invesco Aim Advisors, Inc. (the advisor or Invesco Aim) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 225 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    The following affiliates of the advisor (collectively, the affiliated sub-advisors) serve as sub-advisors to the fund and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the fund:

    Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment advisor since 1998.

    Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom, which has acted as an investment advisor since 2001.

    Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment advisor since 1996.

    Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which has acted as an investment advisor since 1983.

    Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1997.

    Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong, which has acted as an investment advisor since 1994.

    Invesco Institutional (N.A.), Inc. (Invesco Institutional), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment advisor since 1988.

    Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment advisor since 1992.

    Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment advisor since 1981.

    It is anticipated that the businesses of Invesco Aim and Invesco Global will be combined into Invesco Institutional, which will be renamed Invesco Advisers, Inc., on or about August 1, 2009. The combined entity will serve as the fund's investment adviser following the combination and will provide substantially the same services as are currently provided by the three entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will also be available in the fund's Statement of Additional Information.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the Invesco Aim funds, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), Invesco Aim, Invesco AIM Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------

above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended October 31, 2008, the advisor received compensation of 0.61% of average daily net assets, after fee waivers and/or expense reimbursements.

    Invesco Aim, not the fund, pays sub-advisory fees, if any.

    A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement and investment sub-advisory agreements of the fund is available in the fund's most recent report to shareholders for the twelve-month period ended October 31.

PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Geoffrey Keeling, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1995.

- Robert Shoss, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with Invesco Aim and/or its affiliates since 1995.


    More information on the portfolio managers may be found on the Advisor's website http://www.invescoaim.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES
Purchases of Class A shares of AIM Large Cap Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "General Information--Initial Sales Charges (Class A Shares Only)" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to a contingent deferred sales charge. Purchases of Class B and Class C shares are subject to a contingent deferred sales charge. Certain purchases of Class R shares may be subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see "General Information--Contingent Deferred Sales Charges (CDSCs)" section of this prospectus.

DIVIDENDS AND DISTRIBUTIONS
The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends from net investment income, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually, but may declare and pay capital gains distributions more than once per year as permitted by law. Capital gains distributions may vary considerably from year to year as a result of the fund's normal investment activities and cash flows.

                            -------------------------
                            AIM LARGE CAP GROWTH FUND
                            -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years ended 2008, 2007, 2006 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2005 was audited by other independent registered public accountants.

    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.

                                                              NET GAINS
                                                               (LOSSES)
                                     NET ASSET      NET     ON SECURITIES
                                       VALUE,   INVESTMENT      (BOTH      TOTAL FROM   NET ASSET               NET ASSETS,
                                     BEGINNING    INCOME     REALIZED AND  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                     OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS   OF PERIOD  RETURN(a)  (000S OMITTED)
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08                    $13.67     $(0.01)(c)    $(5.11)      $(5.12)     $ 8.55      (37.45)%   $  633,595
Year ended 10/31/07                     11.19      (0.04)(c)      2.52         2.48       13.67       22.16      1,064,817
Year ended 10/31/06                     10.12      (0.01)         1.08         1.07       11.19       10.57        981,750
Year ended 10/31/05                      9.16      (0.02)(e)      0.98         0.96       10.12       10.48        166,860
Year ended 10/31/04                      8.88      (0.08)(c)      0.36         0.28        9.16        3.15        177,498
----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08                     12.88      (0.09)(c)     (4.79)       (4.88)       8.00      (37.89)       184,573
Year ended 10/31/07                     10.63      (0.12)(c)      2.37         2.25       12.88       21.17        497,990
Year ended 10/31/06                      9.69      (0.07)         1.01         0.94       10.63        9.70        637,594
Year ended 10/31/05                      8.82      (0.09)(e)      0.96         0.87        9.69        9.86        103,688
Year ended 10/31/04                      8.61      (0.14)(c)      0.35         0.21        8.82        2.44        112,931
----------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08                     12.88      (0.09)(c)     (4.79)       (4.88)       8.00      (37.89)        98,284
Year ended 10/31/07                     10.63      (0.12)(c)      2.37         2.25       12.88       21.17        182,975
Year ended 10/31/06                      9.69      (0.07)         1.01         0.94       10.63        9.70        179,730
Year ended 10/31/05                      8.83      (0.09)(e)      0.95         0.86        9.69        9.74         48,293
Year ended 10/31/04                      8.62      (0.14)(c)      0.35         0.21        8.83        2.44         48,420

CLASS R
Year ended 10/31/08                     13.53      (0.04)(c)     (5.05)       (5.09)       8.44      (37.62)         7,474
Year ended 10/31/07                     11.10      (0.07)(c)      2.50         2.43       13.53       21.89         11,465
Year ended 10/31/06                     10.07      (0.03)         1.06         1.03       11.10       10.23         11,231
Year ended 10/31/05                      9.13      (0.04)(e)      0.98         0.94       10.07       10.30          2,330
Year ended 10/31/04                      8.87      (0.10)(c)      0.36         0.26        9.13        2.93          2,761
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)                   9.46       0.00(c)      (0.91)       (0.91)       8.55       (9.62)         5,406
----------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08                     13.76      (0.00)(c)     (5.15)       (5.15)       8.61      (37.43)       203,882
Year ended 10/31/07                     11.25      (0.03)(c)      2.54         2.51       13.76       22.31        360,073
Year ended 10/31/06                     10.18      (0.01)         1.08         1.07       11.25       10.51        347,621
Year ended 10/31/05                      9.20      (0.01)(e)      0.99         0.98       10.18       10.65        358,498
Year ended 10/31/04                      8.88      (0.05)(c)(h)   0.37         0.32        9.20        3.60(h)     376,905
----------------------------------------------------------------------------------------------------------------------------
____________________________________________________________________________________________________________________________
============================================================================================================================

                                         RATIO OF          RATIO OF
                                         EXPENSES          EXPENSES
                                        TO AVERAGE      TO AVERAGE NET
                                        NET ASSETS      ASSETS WITHOUT     RATIO OF NET
                                     WITH FEE WAIVERS    FEE WAIVERS    INVESTMENT INCOME
                                      AND/OR EXPENSES  AND/OR EXPENSES  (LOSS) TO AVERAGE   PORTFOLIO
                                         ABSORBED          ABSORBED         NET ASSETS     TURNOVER(b)
------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08                        1.33%(d)          1.36%(d)         (0.09)%(d)        41%
Year ended 10/31/07                        1.33              1.34             (0.30)            55
Year ended 10/31/06                        1.32              1.42             (0.17)            70
Year ended 10/31/05                        1.47              1.56             (0.20)(e)        103
Year ended 10/31/04                        1.54              1.55             (0.92)           111
------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08                        2.08(d)           2.11(d)          (0.84)(d)         41
Year ended 10/31/07                        2.08              2.09             (1.05)            55
Year ended 10/31/06                        2.07              2.17             (0.92)            70
Year ended 10/31/05                        2.15              2.24             (0.88)(e)        103
Year ended 10/31/04                        2.19              2.20             (1.57)           111
------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08                        2.08(d)           2.11(d)          (0.84)(d)         41
Year ended 10/31/07                        2.08              2.09             (1.05)            55
Year ended 10/31/06                        2.07              2.17             (0.92)            70
Year ended 10/31/05                        2.15              2.24             (0.88)(e)        103
Year ended 10/31/04                        2.19              2.20             (1.57)           111

CLASS R
Year ended 10/31/08                        1.58(d)           1.61(d)          (0.34)(d)         41
Year ended 10/31/07                        1.58              1.59             (0.55)            55
Year ended 10/31/06                        1.57              1.67             (0.42)            70
Year ended 10/31/05                        1.65              1.74             (0.38)(e)        103
Year ended 10/31/04                        1.69              1.70             (1.07)           111
------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)                     1.08(d)(g)        1.27(d)(g)        0.16(d)(g)       41
------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08                        1.27(d)           1.30(d)          (0.03)(d)         41
Year ended 10/31/07                        1.24              1.25             (0.21)            55
Year ended 10/31/06                        1.27              1.37             (0.12)            70
Year ended 10/31/05                        1.34              1.43             (0.07)(e)        103
Year ended 10/31/04                        1.19(h)           1.42             (0.57)(h)        111
------------------------------------------------------------------------------------------------------
______________________________________________________________________________________________________
======================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)    Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $901,303, $350,364, $147,849, $10,214, $5,186 and $296,018 for Class A, Class B,
       Class C, Class R, Class Y and Investor Class shares, respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.36)%; $(0.11) and (1.04)%; $(0.11) and (1.04)%; $(0.06)
       and (0.54)% and $(0.03) and (0.23)% for Class A, Class B, Class C, Class R and Investor Class shares, respectively.
(f)    Commencement date of Class Y shares was October 3, 2008.
(g)    Annualized.
(h) The advisor reimbursed Investor Class expenses related to an overpayment of 12b-1 fees of the INVESCO Growth Fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Growth Fund. Had the advisor not reimbursed these expenses, the net investment income per share, the ratio of net expenses to average net assets, the ratio of net investment income to average net assets and the total return would have been $(0.07), 1.41%, (0.79)% and 3.27%, respectively.

                                  THE AIM FUNDS

General Information

In addition to the fund, Invesco Aim serves as investment advisor to many other mutual funds that are offered to retail investors. The following information is about all the AIM funds that offer retail share classes.

CHOOSING A SHARE CLASS

Each of the funds offers multiple classes of shares. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial advisor to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular fund's share classes. In addition to the share classes shown in the chart below, AIM Money Market Fund offers AIM Cash Reserve Shares and AIM Summit Fund offers Class P shares.

                         AIM FUND RETAIL SHARE CLASSES

CLASS A                CLASS A3          CLASS B            CLASS C           CLASS R          CLASS Y      INVESTOR CLASS
------------------ --------------- ------------------- ----------------- ---------------- ---------------- -----------------
-  Initial sales   -  No initial   -  No initial       -  No initial     -  No initial    -  No initial    -  No initial
   charge which       sales charge    sales charge        sales charge      sales charge     sales charge     sales charge
   may be waived
   or reduced

-  Contingent      -  No           -  Contingent       -  Contingent     -  Contingent    -  No contingent -  No contingent
   deferred sales     contingent      deferred sales      deferred sales    deferred         deferred         deferred
   charge on          deferred        charge on           charge on         sales charge     sales charge     sales charge
   certain            sales charge    redemptions         redemptions       on certain
   redemptions                        within six          within one        redemptions
                                      years               year(3)

-  12b-1 fee of    -  12b-1 fee    -  12b-1 fee of     -  12b-1 fee of   -  12b-1 fee of  -  No 12b-1 fee  -   12b-1 fee of
   0.25%(1)           of 0.25%        1.00%               1.00%(4)          0.50%                              0.25%(1)

                   -  Does not     -  Converts to      -  Does not       -  Does not      -  Does not      -   Does not
                      convert to      Class A shares      convert to        convert to       convert to        convert to
                      Class A         on or about the     Class A           Class A          Class A           Class A
                      shares          end of the          shares            shares           shares            shares
                                      month which is
                                      at least eight
                                      years after the
                                      date on which
                                      shares were
                                      purchased along
                                      with a pro rata
                                      portion of
                                      reinvested
                                      dividends and
                                      distributions(2)

-  Generally more  -  Available    -  Available only   -  Generally      -  Generally,    -  Generally,    -   Generally
   appropriate for    only for a      to investors        more              available        available         closed to new
   long-term          limited         with a total        appropriate       only to          only to           investors
   investors          number of       account balance     for               employee         investors
                      funds           less than           short-term        benefit plans    who purchase
                                      $100,000. The       investors                          through
                                      total account                                          fee-based
                                      value for this   -  Purchase                           advisory
                                      purpose includes    orders                             accounts
                                      all accounts        limited to                         with an
                                      eligible for        amounts less                       approved
                                      Rights of           than                               financial
                                      Accumulation.       $1,000,000                         intermediary
                                                                                             or to any
                                                                                             current,
                                                                                             former or
                                                                                             retired
                                                                                             trustee,
                                                                                             director,
                                                                                             officer or
                                                                                             employee (or
                                                                                             immediate
                                                                                             family member
                                                                                             of a current,
                                                                                             former or
                                                                                             retired
                                                                                             trustee,
                                                                                             director,
                                                                                             officer or
                                                                                             employee) of
                                                                                             any AIM Fund
                                                                                             or of Invesco
                                                                                             Ltd. or any
                                                                                             of its
                                                                                             subsidiaries.

(1) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(2)  Class B shares of AIM Money Market Fund convert to AIM Cash Reserve Shares.

(3) CDSC does not apply to redemption of Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund unless you received Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund through an exchange from Class C shares from another AIM Fund that is still subject to a CDSC.

(4)  Class C shares of AIM Floating Rate Fund have a 12b-1 fee of 0.75%.

IMPORTANT NOTE: Recently, the Internal Revenue Service (IRS) issued regulations significantly impacting the 403(b) market. The new regulations increased administrative duties and information-sharing responsibilities for both 403(b) plan sponsors and account custodians beginning January 1, 2009. In response to the new IRS regulations and beginning on January 1, 2009, Invesco Aim, on behalf of Invesco National Trust Company (INTC), no longer accepts transfers of assets or contributions to existing 403(b) plan accounts for which INTC serves as custodian ("AIM 403(b) Accounts"). Accordingly, effective January 1, 2009, AIM fund shares of any class are unavailable for purchase by AIM 403(b) Accounts (except in the case of payments on outstanding loans).

                                  THE AIM FUNDS

     We will continue to maintain and service participants' AIM 403(b) Accounts and participants may leave assets invested therein; however, any contributions received after December 31, 2008 will be refused.

     Purchases of eligible share classes in respect of non-AIM 403(b) plan accounts for which parties unaffiliated with Invesco Aim serve as custodian will continue to be accepted after December 31, 2008.

SHARE CLASS ELIGIBILITY

CLASS A, A3, B, C AND AIM CASH RESERVE SHARES

Class A, A3, B, C and AIM Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial advisor and any other intermediaries who will be involved in the servicing of your account when choosing a share class.

     Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code (the Code). These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. However, plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

CLASS P SHARES

In addition to the other share classes discussed herein, the AIM Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

CLASS R SHARES

Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to
Section 223 of the Code; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

CLASS Y SHARES

Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

INVESTOR CLASS SHARES

Some of the funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

- Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as "grandfathered investors."

- Customers of certain financial intermediaries which have had relationships with the funds' distributor or any funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as "grandfathered intermediaries."

- Eligible employee benefit plan, other than Investor Class shares are generally not available for IRAs, unless the IRA depositor is considered a grandfathered investor or the account is opened through a grandfathered intermediary.

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries.

DISTRIBUTION AND SERVICE (12B-1) FEES

Except as noted below, each fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a fund to pay distribution fees to Invesco Aim Distributors, Inc. (Invesco Aim Distributors) to compensate or reimburse, as applicable, Invesco Aim Distributors for its efforts in connection with the sale and distribution of the fund's shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  THE AIM FUNDS

     The following funds and share classes do not have 12b-1 plans:

-    AIM Tax-Free Intermediate Fund, Class A shares.

-    AIM Money Market Fund, Investor Class shares.

-    AIM Tax-Exempt Cash Fund, Investor Class shares.

-    Premier Portfolio, Investor Class shares.

-    Premier U.S. Government Money Portfolio, Investor Class shares.

-    Premier Tax-Exempt Portfolio, Investor Class shares.

-    All funds, Class Y shares

INITIAL SALES CHARGES (CLASS A SHARES ONLY)

The funds are grouped into four categories for determining initial sales charges. The "Other Information" section of each fund's prospectus will tell you the sales charge category in which the fund is classified. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

CATEGORY I INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   25,000        5.50%          5.82%
$ 25,000 but less than $   50,000        5.25           5.54
$ 50,000 but less than $  100,000        4.75           4.99
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        3.00           3.09
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY II INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $   50,000        4.75%          4.99%
$ 50,000 but less than $  100,000        4.00           4.17
$100,000 but less than $  250,000        3.75           3.90
$250,000 but less than $  500,000        2.50           2.56
$500,000 but less than $1,000,000        2.00           2.04

CATEGORY III INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        1.00%          1.01%
$100,000 but less than $  250,000        0.75           0.76
$250,000 but less than $1,000,000        0.50           0.50

CATEGORY IV INITIAL SALES CHARGES

                                      INVESTOR'S SALES CHARGE
                                    ---------------------------
AMOUNT INVESTED                        AS A % OF      AS A % OF
IN A SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
---------------------------------   --------------   ----------
             Less than $  100,000        2.50%          2.56%
$100,000 but less than $  250,000        2.00           2.04
$250,000 but less than $  500,000        1.50           1.52
$500,000 but less than $1,000,000        1.25           1.27

CLASS A SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the funds without an initial sales charge because their transactions involve little or no expense. The investors who are entitled to purchase Class A shares without paying an initial sales charge include the following:

- Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. This includes any foundation, trust or eligible employee benefit plan maintained by any of the persons listed above.

- Any registered representative or employee of any intermediary who has an agreement with Invesco Aim Distributors to sell shares of the funds (this includes any immediate family members of such persons).

- Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any AIM Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor's account in exchange for servicing that account.

- Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Aim Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a fund held through the plan or account.

- Eligible employee benefit plans; provided, however, that they meet at least one of the following requirements:

     a.   the plan has assets of at least $1 million;

     b.   there are at least 100 employees eligible to participate in the plan;
          or

     c. all plan transactions are executed through a single omnibus account per fund.

- Any investor who maintains an account in Investor Class shares of a fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).

-    Qualified Tuition Programs created and maintained in accordance with
     Section 529 of the Code.

                                  THE AIM FUNDS

-    Insurance company separate accounts.

     No investor will pay an initial sales charge in the following circumstances:

- When buying Class A shares of AIM Tax-Exempt Cash Fund and Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

-    When reinvesting dividends and distributions.

- When exchanging shares of one fund, that were previously assessed a sales charge, for shares of another fund.

- As a result of a fund's merger, consolidation, or acquisition of the assets of another fund.

     Additional information regarding eligibility to purchase shares at reduced or without sales charges is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Please consult the fund's Statement of Additional Information for details.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION

You may combine your new purchases of Class A shares of a fund with other fund shares currently owned (Class A, B, C, P, R or Y) and investments in the AIM College Savings Plan(R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates. There may be other accounts that are eligible to be linked, as described in the fund's Statement of Additional Information. However, if the accounts are not registered in the same name with the same taxpayer identification number, you will have to contact the transfer agent to request that those accounts be linked. The transfer agent will not be responsible for identifying all accounts that may be eligible to be linked.

LETTERS OF INTENT

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the amount actually invested.

REINSTATEMENT FOLLOWING REDEMPTION

If you redeem shares of a fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and Y redemptions may be reinvested only into Class A shares with no initial sales charge. This reinstatement privilege does not apply to:

- A purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial advisor or the transfer agent that you wish to do so at the time of your investment.

CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CDSCS ON CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

     If you currently own Class A shares of a Category I, II or IV fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

     If Invesco Aim Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

     If you acquire AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

                                  THE AIM FUNDS

CDSCS ON CLASS B SHARES AND ON CLASS C SHARES OF FUNDS OTHER THAN

AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class B and Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below:

YEAR SINCE PURCHASE MADE:   CLASS B   CLASS C
-------------------------   -------   -------
First                            5%       1%
Second                           4     None
Third                            3     None
Fourth                           3     None
Fifth                            2     None
Sixth                            1     None
Seventh and following         None     None

CDSCS ON CLASS C SHARES -- EMPLOYEE BENEFIT PLAN

Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

CDSCS ON CLASS C SHARES OF AIM LIBOR ALPHA FUND AND AIM SHORT TERM BOND FUND

Class C shares of AIM LIBOR Alpha Fund and AIM Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other fund as a result of an exchange involving Class C shares of AIM LIBOR Alpha Fund or AIM Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

CDSCS ON CLASS R SHARES

Class R shares are not normally subject to a CDSC. However, if Invesco Aim Distributors pays a concession to the dealer of record in connection with a purchase of Class R shares by an employee benefit plan, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all of the plan's shares are redeemed within one year from the date of the plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first and, then, shares in the order of their purchase.

CDSC EXCEPTIONS

Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

- If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.

-    If you redeem shares to pay account fees.

- If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

     There are other circumstances under which you may be able to redeem shares without paying CDSCs. Additional information regarding CDSC exceptions is available on the Internet at www.invescoaim.com, then click on the link for My Account, then Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

     Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

     The following share classes are sold with no CDSC:

-    Class A shares of any Category III Fund.

-    Class A shares of AIM Tax-Exempt Cash Fund.

- Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

-    AIM Cash Reserve Shares of AIM Money Market Fund.

-    Investor Class shares of any fund.

-    Class P shares of AIM Summit Fund.

-    Class Y shares of any fund.

CDSCS UPON CONVERTING TO CLASS Y SHARES

If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

                                  THE AIM FUNDS

REDEMPTION FEES

Certain funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable fund's prospectus to determine whether that fund imposes a redemption fee. As of the date of this prospectus, the following funds impose redemption fees:

AIM Asia Pacific Growth Fund
AIM China Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Floating Rate Fund
AIM Global Core Equity Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Global Small & Mid Cap Growth Fund
AIM Gold & Precious Metals Fund
AIM High Yield Fund
AIM International Allocation Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund

     The redemption fee will be retained by the fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

     Redemption fees generally will not be charged in the following circumstances:

- Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.

- Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.

- Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.

- Redemptions requested within 31 days following the death or post-purchase disability of an account owner.

-    Redemptions or exchanges initiated by a fund.

     The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

-    Shares acquired through the reinvestment of dividends and distributions.

-    Shares acquired through systematic purchase plans.

- Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

     Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

     Your financial advisor or other intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

PURCHASING SHARES

If you hold your shares through a financial advisor or other intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution's policies.

                                  THE AIM FUNDS

MINIMUM INVESTMENTS

There are no minimum investments for Class P or R shares for fund accounts. The minimum investments for Class A, A3, B, C, Y and Investor Class shares for fund accounts are as follows:

                                                                                           ADDITIONAL
                                                                     INITIAL INVESTMENT   INVESTMENTS
TYPE OF ACCOUNT                                                           PER FUND          PER FUND
------------------------------------------------------------------   ------------------   -----------
Asset or fee-based accounts managed by your financial advisor                None             None
Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans            None             None
IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is
   purchasing shares through a systematic purchase plan                    $   25            $  25
All other accounts if the investor is purchasing shares through a
   systematic purchase plan                                                    50               50
IRAs, Roth IRAs and Coverdell ESAs                                            250               25
All other accounts                                                          1,000               50

Invesco Aim Distributors has the discretion to accept orders for lesser amounts.

HOW TO PURCHASE SHARES

                      OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
                      --------------------------------------------------   -------------------------------------------------
Through a Financial   Contact your financial advisor.                      Contact your financial advisor.
Advisor

By Mail               Mail completed account application and check to      Mail your check and the remittance slip from your
                      the transfer agent, Invesco Aim Investment           confirmation statement to the transfer agent.
                      Services, Inc., P.O. Box 4739, Houston, TX           Invesco Aim does NOT accept the following types
                      77210-4739. Invesco Aim does NOT accept the          of payments: Credit Card Checks, Third Party
                      following types of payments: Credit Card Checks,     Checks, and Cash*.
                      Third Party Checks, and Cash*.

By Wire               Mail completed account application to the            Call the transfer agent to receive a reference
                      transfer agent. Call the transfer agent at (800)     number. Then, use the wire instructions provided
                      959-4246 to receive a reference number. Then, use    below.
                      the wire instructions provided below.

Wire Instructions     Beneficiary Bank ABA/Routing #: 021000021
                      Beneficiary Account Number: 00100366807
                      Beneficiary Account Name: Invesco Aim Investment
                      Services, Inc.
                      RFB: Fund Name, Reference #
                      OBI: Your Name, Account #

By Telephone          Open your account using one of the methods           Select the Bank Account Information option on
                      described above.                                     your completed account application or complete a
                                                                           Systematic Options and Bank Information Form.
                                                                           Mail the application or form to the transfer
                                                                           agent. Once the transfer agent has received the
                                                                           form, call the transfer agent at the number below
                                                                           to place your purchase order.

Automated Investor    Open your account using one of the methods           Call the Invesco Aim 24-hour Automated Investor
Line                  described above.                                     Line at 1-800-246-5463. You may place your order
                                                                           after you have provided the bank instructions
                                                                           that will be requested.

By Internet           Open your account using one of the methods           Access your account at www.invescoaim.com. The
                      described above.                                     proper bank instructions must have been provided
                                                                           on your account. You may not purchase shares in
                                                                           retirement accounts on the internet.

* In addition, Invesco Aim does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier's checks, official checks, bank drafts, traveler's checks, treasurer's checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

     Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the fund verify and record your identifying information.

SYSTEMATIC PURCHASE PLAN

You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisors and other intermediaries may also offer systematic purchase plans.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one fund to another fund or multiple other funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. Certain financial advisors and other intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco Aim's Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT

Your dividends and distributions may be paid in cash or reinvested in the same fund or another fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. If you elect to receive your distributions by check,

                                  THE AIM FUNDS

and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same fund and no checks will be issued. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

     You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

- Your account balance in the fund paying the dividend or distribution must be at least $5,000; and

- Your account balance in the fund receiving the dividend or distribution must be at least $500.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice to participating investors. Certain financial advisors and other intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco Aim's program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a fund per calendar year, discussed below.

RETIREMENT PLANS SPONSORED BY INVESCO AIM DISTRIBUTORS

Invesco Aim Distributors acts as the prototype sponsor for certain types of retirement plan documents. These plan documents are generally available to anyone wishing to invest plan assets in the funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial advisor or other intermediary for details.

REDEEMING SHARES

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange
(NYSE) in order to effect the redemption at that day's net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent must receive your call before the last net asset value determination in order to effect the redemption that day.

HOW TO REDEEM SHARES

Through a Financial   Contact your financial advisor or intermediary (including
Advisor or Other      your retirement plan administrator).
Intermediary

By Mail Send a written request to the transfer agent which includes:

                      -    Original signatures of all registered
                           owners/trustees;

                      - The dollar value or number of shares that you wish to redeem;

                      -    The name of the fund(s) and your account number; and

                      -    Signature guarantees, if necessary (see below).

                      The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.

By Telephone          Call the transfer agent at 1-800-959-4246. You will be
                      allowed to redeem by telephone if:

                      - Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

                      -    You do not hold physical share certificates;

                      -    You can provide proper identification information;

                      - Your redemption proceeds do not exceed $250,000 per fund; and

                      - You have not previously declined the telephone redemption privilege.

                      You may, in limited circumstances, initiate a redemption from an Invesco Aim IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Automated Investor    Call the Invesco Aim 24-hour Automated Investor Line at
Line                  1-800-246-5463. You may place your redemption order after
                      you have provided the bank instructions that will be
                      requested.

By Internet           Place your redemption request at www.invescoaim.com. You
                      will be allowed to redeem by Internet if:

                      -    You do not hold physical share certificates;

                      -    You can provide proper identification information;

                      - Your redemption proceeds do not exceed $250,000 per fund; and

                      -    You have already provided proper bank information.

                      Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

                                  THE AIM FUNDS

TIMING AND METHOD OF PAYMENT

We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted on the NYSE.

     Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

     We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

EXPEDITED REDEMPTIONS (AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)

If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

SYSTEMATIC WITHDRAWALS

You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

CHECK WRITING

The transfer agent provides check writing privileges for accounts in the following funds and share classes:

- AIM Money Market Fund, AIM Cash Reserve Shares, Class Y shares and Investor Class shares

- AIM Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares

-    Premier Portfolio, Investor Class shares

-    Premier Tax-Exempt Portfolio, Investor Class shares

-    Premier U.S. Government Money Portfolio, Investor Class shares

     You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

SIGNATURE GUARANTEES

We require a signature guarantee in the following circumstances:

-    When your redemption proceeds will equal or exceed $250,000 per fund.

- When you request that redemption proceeds be paid to someone other than the registered owner of the account.

- When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.

- When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

     The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS INITIATED BY THE FUNDS

If your account (Class A, A3, B, C, P and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

     If the fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which

                                  THE AIM FUNDS

is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Accordingly, the procedures and processes applicable to redemptions of fund shares, as discussed under the heading "Redeeming Shares" above, will apply. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

     All exchanges are subject to the limitations set forth in the prospectuses of the funds. If you wish to exchange shares of one fund for those of another fund, you must consult the prospectus of the fund whose shares you wish to acquire to determine whether the fund is offering shares to new investors and whether you are eligible to acquire shares of that fund.

PERMITTED EXCHANGES

Except as otherwise provided below under "Exchanges Not Permitted", you generally may exchange your shares for shares of the same class of another fund. The following below shows permitted exchanges:

EXCHANGE FROM             EXCHANGE TO
-----------------------   --------------------------------------------------------
AIM Cash Reserve Shares   Class A, A3, B, C, R, Y*, Investor Class
Class A                   Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Class A3                  Class A, A3, Y*, Investor Class, AIM Cash Reserve Shares
Investor Class            Class A, A3, Y*, Investor Class
Class P                   Class A, A3, AIM Cash Reserve Shares
Class B                   Class B
Class C                   Class C, Y*
Class R                   Class R
Class Y                   Class Y

* You may exchange your AIM Cash Reserve Shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares for Class Y shares of the same fund if you otherwise qualify to buy that fund's Class Y shares. Please consult your financial advisor to discuss the tax implications, if any, of all exchanges into Class Y shares of the same fund.

EXCHANGES NOT PERMITTED

The following exchanges are not permitted:

- Investor Class shares cannot be exchanged for Class A shares of any fund which offers Investor Class shares.

- Exchanges into Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund (also known as the Category III funds) are not permitted.

- Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund cannot be exchanged for Class A3 shares of those funds.

- AIM Cash Reserve Shares cannot be exchanged for Class B, C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any fund.

- AIM Cash Reserve shares, Class A shares, Class A3 shares, Class C shares or Investor Class shares of one fund can not be exchanged for Class Y shares of a different fund.

- All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

     Under unusual market conditions, a fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time.

LIMIT ON THE NUMBER OF EXCHANGES

You will generally be limited to four exchanges out of a fund per calendar year (other than the money market funds); provided, however, that the following transactions will not count toward the exchange limitation:

- Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.

- Exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments.

- Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.

- Exchanges initiated by a fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

     Each fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

     There is no limit on the number of exchanges out of AIM Limited Maturity Treasury Fund, AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

                                 THE AIM FUNDS

     If you exchange shares of one fund for shares of multiple other funds as part of a single transaction, that transaction is counted as one exchange out of a fund.

INITIAL SALES CHARGES AND CDSCS APPLICABLE TO EXCHANGES

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

RIGHTS RESERVED BY THE FUNDS

Each fund and its agents reserve the right at any time to:

-    Reject or cancel all or any part of any purchase or exchange order.

- Modify any terms or conditions related to the purchase, redemption or exchange of shares of any fund.

- Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.

- Suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco Aim's Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco Aim provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

     Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco Aim determines that the closing price of the security is unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

     Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

     Invesco Aim may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Aim Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco Aim routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

     Specific types of securities are valued as follows:

     Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

     Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco Aim will value the security at fair value in good faith using procedures approved by the Board.

     Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that Invesco Aim determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco Aim also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco Aim believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco Aim will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

                                 THE AIM FUNDS

     Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

     Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Aim valuation committee will fair value the security using procedures approved by the Board.

     Short-term Securities. The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

     Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

     Open-end Funds. To the extent a fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

     Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and the Bank of New York, the fund's custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

     From time to time and in circumstances deemed appropriate by Invesco Aim in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such funds and net asset values will be calculated for such funds.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

     For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

     For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

     The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

                                 THE AIM FUNDS

TAXES

In general, if you are a taxable investor, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes. This is true whether you reinvest distributions in additional fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year. Investors should read the information under the heading "Other Information--Special Tax Information Regarding the Fund" where applicable in the fund's prospectus. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions of net short-term capital gains are taxable to you as ordinary income. A fund that is expected to have higher turnover than that of other funds is more likely to generate short-term gain or loss.

- Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your fund shares.

- If you are an individual and meet certain holding period requirements, a portion of income dividends paid by a fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available for dividends paid by a fund out of dividends earned on the fund's investment in stocks of domestic corporations and qualified foreign corporations. In the case of a fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the fund will be eligible for taxation at these reduced rates.

- Distributions declared to shareholders with a record date in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another fund is the same as a sale.

- If you invest in a fund shortly before it makes a capital gains distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend."

- By law, if you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

- You will not be required to include the portion of dividends paid by the fund derived from interest on federal obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the fund on federal obligations for the particular days on which you hold shares.

- Fund distributions and gains from sale or exchange of your fund shares generally are subject to state and local income taxes.

- If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

- Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a fund.

     The preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing in a fund.

PAYMENTS TO FINANCIAL ADVISORS

The financial advisor or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Aim Distributors or one or more of its corporate affiliates (collectively, Invesco Aim Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Aim Affiliates make these payments from their own resources, from Invesco Aim Distributors' retention of initial sales charges and from payments to Invesco Aim Distributors made by the funds under their 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Aim Affiliates.

     Invesco Aim Affiliates make payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits Invesco Aim Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. These payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). Invesco Aim Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The payments Invesco Aim Affiliates make may be calculated based on sales

                                 THE AIM FUNDS

of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Payments may also be calculated based on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. Invesco Aim Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     Invesco Aim Affiliates are motivated to make these payments as they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, Invesco Aim Affiliates benefit from the incremental management and other fees paid to Invesco Aim Affiliates by the funds with respect to those assets.

     Invesco Aim Affiliates also may make payments to certain financial advisors for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Aim Affiliates under this category of services are charged back to the funds, subject to certain limitations approved by the Board.

     You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from Invesco Aim Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY (MARKET TIMING) DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

     The Invesco Aim Affiliates currently use the following tools designed to discourage excessive short-term trading in the retail funds:

-    Trade activity monitoring.

-    Trading guidelines.

-    Redemption fees on trades in certain funds.

- The use of fair value pricing consistent with procedures approved by the Board.

     Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Aim Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

     Some investments in the funds are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and some investments are made indirectly through products that use the funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the funds for purposes of assessing redemption fees. In these cases, the funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

     If shares of the funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial advisor or other intermediary for details.

     Money Market Funds. The Board of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or

                                 THE AIM FUNDS

securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

     AIM Limited Maturity Treasury Fund. The Board of AIM Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such fund's shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that AIM Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, AIM Limited Maturity Treasury Fund's yield could be negatively impacted.

     The Board does not believe that it is appropriate to adopt any such policies and procedures for the fund for the following reasons:

- Many investors use AIM Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.

- One of the advantages of AIM Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of AIM Limited Maturity Treasury Fund will be detrimental to the continuing operations of such fund.

TRADE ACTIVITY MONITORING

Invesco Aim Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Aim Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. Invesco Aim Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

     The ability of Invesco Aim Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

TRADING GUIDELINES

If you exceed four exchanges out of a fund per calendar year (other than the money market funds and AIM Limited Maturity Treasury Fund), or a fund or an Invesco Aim Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders.

     The ability of Invesco Aim Affiliates to monitor exchanges made through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEES

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 31 days of purchase. The ability of a fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the funds' transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's most recent portfolio holdings, as filed on Form N-Q, are also available at http://www.invescoaim.com.

If you have questions about this fund, another fund in The AIM Family of Funds-- Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at Invesco Aim Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:        (800) 959-4246

ON THE INTERNET:     You can send us a request by e-mail or download prospectuses, SAIs, annual or semiannual reports via our website: http://www.invescoaim.com


You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------------------------
  AIM Large Cap Growth Fund
  SEC 1940 Act file number: 811-01424
------------------------------------------------------

invescoaim.com  LCG-PRO-1

                                                 [INVESCO AIM LOGO APPEARS HERE]
                                                       --Service Mark--

                                     PART B

                                AIM EQUITY FUNDS

                           AIM Disciplined Equity Fund
                            AIM Large Cap Growth Fund

                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                                 (800) 959-4246

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 11, 2009

           (September 14, 2009 Special Meeting of Shareholders of the Atlantic Whitehall Equity Income Fund and Atlantic Whitehall Growth Fund)

Acquisition of all of the assets and
accrued liabilities of:                        By and in exchange for shares of:

    ATLANTIC WHITEHALL FUNDS TRUST            AIM EQUITY FUNDS
-------------------------------------   ---------------------------
ATLANTIC WHITEHALL EQUITY INCOME FUND   AIM DISCIPLINED EQUITY FUND
Institutional Class                     Class Y

ATLANTIC WHITEHALL GROWTH FUND          AIM LARGE CAP GROWTH FUND
Distributor Class                       Class A
Institutional Class                     Class Y

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated August 10, 2009 (the "Proxy Statement/Prospectus") of each of the AIM Disciplined Equity Fund and AIM Large Cap Growth Fund (each, an "AIM Fund") relating specifically to the Special Meeting of Shareholders of each of the Atlantic Whitehall Equity Income Fund and Atlantic Whitehall Growth Fund (each, an "Atlantic Whitehall Fund"), each to be held on September 14, 2009. Copies of each Combined Proxy Statement/Prospectus may be obtained at no charge by writing Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in each Proxy
Statement/Prospectus. The Reorganizations will occur in accordance with the terms of each Agreement and Plan of Reorganization.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information ........................................................  4
Incorporation by Reference .................................................  4
Pro Forma Financial Statements .............................................  5

                               GENERAL INFORMATION

     This Statement of Additional Information and each Proxy Statement/Prospectus are related to the acquisition of all of the assets of each Atlantic Whitehall Fund by its corresponding AIM Fund and the assumption by that AIM Fund of the accrued liabilities of the corresponding Atlantic Whitehall Fund. Such assets are proposed to be exchanged for Class A shares and Class Y shares, as the case may be, of the corresponding AIM Fund having an aggregate value equal to the net asset value of the particular Atlantic Whitehall Fund's Distributor Class shares and Institutional Class shares, as the case may be, on the Valuation Date. At the Closing, each AIM Fund will distribute shares to each holder of the corresponding Atlantic Whitehall Fund in an amount equal in value to the shareholder's Atlantic Whitehall Fund shares as of the Valuation Date in complete liquidation of each Atlantic Whitehall Fund.

    INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL
                                  INFORMATION

This Statement of Additional Information incorporates by reference the following documents:

1. Statement of Additional Information dated April 1, 2009, for Atlantic Whitehall Funds Trust with respect to the Atlantic Whitehall Equity Income Fund and the Atlantic Whitehall Growth Fund (previously filed on EDGAR, Accession No. 0000950144-09-002607).

2. The audited financial statements and related report of the independent public accounting firm included in Atlantic Whitehall Funds Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2008, with respect to the Atlantic Whitehall Equity Income Fund and the Atlantic Whitehall Growth Fund (previously filed on EDGAR, Accession No. 0000935069-09-000251). No other parts of the Annual Report are incorporated herein by reference.

3. The unaudited financial statements included in Atlantic Whitehall Funds Trust's Semi-Annual Report to Shareholders for the fiscal period ended May 31, 2009, with respect to the Atlantic Whitehall Equity Income Fund and the Atlantic Whitehall Growth Fund (previously filed on EDGAR, Accession No.0000950123-09-028315). No other parts of the Semi-Annual Report are incorporated herein by reference.

4. Statement of Additional Information dated July 14, 2009, for the AIM Equity Funds with respect to the AIM Disciplined Equity Fund (previously filed on EDGAR, Accession No. 0000950129-09-001423).

5. Statement of Additional Information dated February 27, 2009, for the AIM Equity Funds with respect to the AIM Large Cap Growth Fund (previously filed on EDGAR, Accession No. 0000950129-09-000561).

6. The audited financial statements and related report of the independent public accounting firm included in the AIM Equity Funds' Annual Report to Shareholders for the fiscal year ended October 31, 2008, with respect to the AIM Large Cap Growth Fund (previously filed on EDGAR, Accession No. 0000950134-09-000243). No other parts of the Annual Report are incorporated herein by reference.

7. The unaudited financial statements included in the AIM Equity Funds' Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2009, with respect to the AIM Large Cap Growth Fund (previously filed on EDGAR, Accession No. 0000950123-09-017249). No other parts of the Semi-Annual Report are incorporated herein by reference.

                         PRO FORMA FINANCIAL STATEMENTS

     PRO FORMA FINANCIAL INFORMATION HAS NOT BEEN PREPARED FOR THE REORGANIZATION OF THE ATLANTIC WHITEHALL EQUITY INCOME FUND INTO THE AIM DISCIPLINED EQUITY FUND BECAUSE THE ATLANTIC WHITEHALL EQUITY INCOME FUND WILL BE REORGANIZED INTO A NEWLY ORGANIZED SHELL FUND WITH NO ASSETS AND LIABILITIES THAT WILL COMMENCE INVESTMENT OPERATIONS UPON COMPLETION OF THE REORGANIZATION AND CONTINUE THE OPERATIONS OF THE ATLANTIC WHITEHALL EQUITY INCOME FUND.

     PRO FORMA FINANCIAL INFORMATION HAS NOT BEEN PREPARED FOR THE REORGANIZATION OF THE ATLANTIC WHITEHALL GROWTH FUND INTO THE AIM LARGE CAP GROWTH FUND BECAUSE, AS OF JUNE 10, 2009, THE ATLANTIC WHITEHALL GROWTH FUND'S NET ASSET VALUE DOES NOT EXCEED TEN PERCENT OF THE AIM LARGE CAP GROWTH FUND'S NET ASSET VALUE.

     PROXY TABULATOR                -------------------------------------------------------------------------------------------
     P.O. BOX 859232                |                                VOTE THIS PROXY CARD TODAY!                               |
     BRAINTREE, MA 02185-9232       |                       YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE                         |
                                    |                                  OF ADDITIONAL MAILINGS                                  |
                                    -------------------------------------------------------------------------------------------

                                     CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
-----------------------------      LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
|                           |        MAIL: Return the signed proxy card in the enclosed envelope.
|                           |         FAX: 1-781-356-4987 24 hours a day, 7 days a week. If voting via fax, please be sure to
-----------------------------              sign your card and fax BOTH SIDES of the proxy card.

                                         ATLANTIC WHITEHALL EQUITY INCOME FUND (THE "FUND")
                                     AN INVESTMENT PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                             PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD, SEPTEMBER 14, 2009

The undersigned hereby appoints Gabrielle Bailey, Secretary of Atlantic Whitehall Funds and Gregory Campbell, Assistant Secretary of
Atlantic Whitehall Funds, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on September
14, 2009, at 10:00 a.m. (Eastern Time), at the offices of Stein Roe Investment Counsel, Inc. (also known as Atlantic Trust Private
Wealth Management) located at 50 Rockefeller Plaza, 15th Floor, New York, NY 10020 (the "Meeting"), and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS.

                                                       PLEASE BE SURE TO SIGN AND DATE THIS PROXY.
                                                       Dated __________________
                                                       --------------------------------------------------------------------------
                                                      |                                                                          |
                                                      |                                                                          |
                                                       --------------------------------------------------------------------------
                                                         SHAREHOLDER SIGN HERE (PLEASE SIGN IN THE BOX)
                                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

AW002                                                                                                                  AWIF-PXC 1.02

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS
PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

    PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. EXAMPLE: [X]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSALS.            FOR   AGAINST   ABSTAIN

1.   Approve an Agreement and Plan of Reorganization under which all of the assets the of the Atlantic      [ ]     [ ]       [ ]
     Whitehall Equity Income Fund (the "Fund"), an investment portfolio of Atlantic Whitehall Funds Trust
     ("Trust"), will be transferred to the AIM Disciplined Equity Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). In exchange for the assets of the Fund, Buying Fund will assume accrued liabilities of the Fund and will issue Class Y shares of Buying Fund to the holders of Institutional Class shares of the Fund.

2.   Approve an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust to authorize the
     Board of Trustees of Trust, in the event that the Reorganization is not approved, to liquidate and     [ ]     [ ]        [ ]
     terminate the Fund without additional approval by Fund shareholders.

3.   Transact any other business, not currently contemplated, that may properly come before the Special
     Meeting, in the discretion of the proxies or their substitutes.                                        [ ]     [ ]        [ ]

                              PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                                                                                                                       AWIF-PXC-1.02

     PROXY TABULATOR                -------------------------------------------------------------------------------------------
     P.O. BOX 859232                |                                VOTE THIS PROXY CARD TODAY!                               |
     BRAINTREE, MA 02185-9232       |                       YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE                         |
                                    |                                  OF ADDITIONAL MAILINGS                                  |
                                    -------------------------------------------------------------------------------------------

                                     CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
-----------------------------      LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
|                           |        MAIL: Return the signed proxy card in the enclosed envelope.
|                           |         FAX: 1-781-356-4987 24 hours a day, 7 days a week. If voting via fax, please be sure to
-----------------------------              sign your card and fax BOTH SIDES of the proxy card.

                                             ATLANTIC WHITEHALL GROWTH FUND (THE "FUND")
                                      AN INVESTMENT PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                             PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD, SEPTEMBER 14, 2009

The undersigned hereby appoints Gabrielle Bailey, Secretary of Atlantic Whitehall Funds and Gregory Campbell, Assistant Secretary of
Atlantic Whitehall Funds, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on September
14, 2009, at 10:00 a.m. (Eastern Time), at the offices of Stein Roe Investment Counsel, Inc. (also known as Atlantic Trust Private
Wealth Management) located at 50 Rockefeller Plaza, 15th Floor, New York, NY 10020 (the "Meeting"), and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS.

                                                       PLEASE BE SURE TO SIGN AND DATE THIS PROXY.
                                                       Dated __________________
                                                       --------------------------------------------------------------------------
                                                      |                                                                          |
                                                      |                                                                          |
                                                       --------------------------------------------------------------------------
                                                         SHAREHOLDER SIGN HERE (PLEASE SIGN IN THE BOX)

                                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

AW002                                                                                                                  AWGF-PXC 1.02

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS
PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

     PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. EXAMPLE: [X]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSALS.            FOR   AGAINST   ABSTAIN

1.   Approve an Agreement and Plan of Reorganization under which all of the assets the of the Atlantic      [ ]     [ ]       [ ]
     Whitehall Growth Fund (the "Fund"), an investment portfolio of Atlantic Whitehall Funds Trust
     ("Trust"), will be transferred to the AIM Large Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"). In exchange for the assets of the Fund, Buying Fund will assume accrued liabilities of the Fund and will issue Class A shares of Buying Fund to the holders of Distributor Class shares of the Fund and Class Y shares of Buying Fund to the holders of
     Institutional Class shares of the Fund.

2.   Approve an amendment to the Trust Instrument of Atlantic Whitehall Funds Trust to authorize the        [ ]     [ ]        [ ]
     Board of Trustees of Trust, in the event that the Reorganization is not approved, to liquidate and terminate the Fund without additional approval by Fund shareholders.

3.   Transact any other business, not currently contemplated, that may properly come before the Special     [ ]     [ ]        [ ]
     Meeting, in the discretion of the proxies or their substitutes.

                              PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                                                                                                                       AWGF-PXC 1.02

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, Texas on the 11th day of August, 2009.

                                        REGISTRANT: AIM EQUITY FUNDS


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Philip A. Taylor, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURES                            TITLE                     DATE
-------------------------------------   -----------------------------   ---------------


/s/ Philip A. Taylor                         Trustee & President        August 11, 2009
-------------------------------------   (Principal Executive Officer)
(Philip A. Taylor)


/s/ Bob R. Baker*                                  Trustee              August 11, 2009
-------------------------------------
(Bob R. Baker)


/s/ Frank S. Bayley*                               Trustee              August 11, 2009
-------------------------------------
(Frank S. Bayley)


/s/ James T. Bunch*                                Trustee              August 11, 2009
-------------------------------------
(James T. Bunch)


/s/ Bruce L. Crockett*                         Chair & Trustee          August 11, 2009
-------------------------------------
(Bruce L. Crockett)


/s/ Albert R. Dowden*                              Trustee              August 11, 2009
-------------------------------------
(Albert R. Dowden)

/s/ Jack M. Fields*                                Trustee              August 11, 2009
-------------------------------------
(Jack M. Fields)


/s/ Martin L. Flanagan*                            Trustee              August 11, 2009
-------------------------------------
(Martin L. Flanagan)


/s/ Carl Frischling*                               Trustee              August 11, 2009
-------------------------------------
(Carl Frischling)


/s/ Prema Mathai-Davis*                            Trustee              August 11, 2009
-------------------------------------
(Prema Mathai-Davis)


/s/ Lewis F. Pennock*                              Trustee              August 11, 2009
-------------------------------------
(Lewis F. Pennock)


/s/ Larry Soll*                                    Trustee              August 11, 2009
-------------------------------------
(Larry Soll)


/s/ Raymond Stickel, Jr.*                          Trustee              August 11, 2009
-------------------------------------
(Raymond Stickel, Jr.)


/s/ Sheri Morris                          Vice President & Treasurer      August 11, 2009
-------------------------------------      (Principal Financial and
(Sheri Morris)                               Accounting Officer)


*By /s/ Philip A. Taylor
    ---------------------------------
    Philip A. Taylor
    Attorney-in-Fact

* Philip A. Taylor, pursuant to powers of attorney dated June 17, 2009, filed herewith.